UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No. )

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Nexstar Media Group, Inc.

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Nexstar
MEDIA GROUP, INC.

2026

KTLA
5
DUKE
12
IN THE GAME SINCE 1888

ANNUAL MEETING OF STOCKHOLDERS

Notice of Annual Meeting and Proxy Statement

April 30, 2026

Dear Fellow Stockholders,

Amid the continuing transformation of the media industry, local broadcast television remains the most vital and enduring pillar of the American media ecosystem. The free, universal access afforded by broadcast television is an essential public service that is central to Nexstar’s mission as we approach our 30th anniversary.

Local news is the cornerstone of our business and a primary element of the value we deliver to our audiences, communities, network and distribution partners, and ultimately, our stockholders. Nexstar is the largest employer of local journalists in the United States. Research consistently shows that Americans place greater trust in local news than in national outlets, online platforms, or social media. In 2025, Nexstar received 531 awards for outstanding journalism and continued to be recognized for our journalistic integrity.

At the same time, our industry faces an increasingly complex and uneven competitive landscape. Advances in AI and other emerging technologies are accelerating the pace of change. Large technology platforms exert significant control over video distribution and monetization, while major media conglomerates continue to consolidate.

While the nature of these changes is new, technological innovation has shaped and reshaped how people access, consume, and share information for decades. Nexstar has consistently and successfully adapted to each of these changes, ultimately expanding the scale, geographic reach, and impact of our media assets while driving meaningful value creation for our stockholders.

In fiscal 2025, Nexstar took bold, strategic action to shape the future of our business with our landmark agreement to acquire TEGNA. We are firmly convinced of the merits of the transaction because ensuring that local broadcasters remain strong, competitive, and able to invest in high-quality journalism is not only a business imperative — it is a public service.

This year marks our 30th anniversary, and I am proud to continue Nexstar’s mission of building a stronger, more competitive local media company. Looking ahead, we are energized by the opportunities before us and remain focused on executing our growth strategy while upholding our enduring commitment to localism.

Thank you for your continued confidence and support. We look forward to sharing our progress with you in the year ahead.

Sincerely,

Perry A. Sook

Founder, Chairman and Chief Executive Officer

Nexstar Media Group, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Nexstar Media Group Stockholders:

The 2026 annual meeting of stockholders (the “Annual Meeting”) of Nexstar Media Group, Inc. (the “Company”) will be held on Tuesday, June 16, 2026, at 10 a.m., Central Daylight Time, in the building’s conference center, Suite 120, at the Company’s principal executive offices located at 545 E. John Carpenter Freeway, Irving, Texas 75062. The annual meeting will be held for the following purposes:

1.
To elect the nine nominees for director named in this proxy statement to serve until the 2027 annual meeting of stockholders;
2.
To conduct an advisory vote on the compensation of our Named Executive Officers;
3.
To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026;
4.
To approve the 2026 Long-Term Omnibus Incentive Plan; and
5.
To transact any other business which may properly come before the meeting.

Only stockholders of record on April 20, 2026, or their valid proxy holders may vote at the meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder who provides proof of ownership on the date of the Annual Meeting during ordinary business hours at 545 E. John Carpenter Freeway, Suite 700, Irving, Texas 75062 and for 10 days prior thereto.

We strongly encourage you to exercise your right to vote as a stockholder.

Annual Meeting Information

Date and Time:

Tuesday, June 16, 2026

at 10:00 a.m. CDT

Location:

Suite 120, 545 E. John Carpenter Freeway

Irving, Texas 75062

Materials:

www.proxyvote.com

For details on attending the Annual Meeting, proxy materials and voting, see “General Information” section of the Proxy Statement starting on page 6

By Order of the Board of Directors,

Elizabeth Ryder
Secretary
April 30, 2026

PROXY STATEMENT TABLE OF CONTENTS

Proxy Summary	1	Employment Agreements	64
		Clawback Policy	66
General Information	6	Stock Ownership Guidelines	66
		Insider Trading and Anti-Hedging and Pledging Policy	67
Proposals	8	Option Awards	67
Proposal 1 - Election of Directors	8
Board Nominee Background and Experience	10	Compensation of Named Executive Officers	68
Proposal 2 - Advisory Vote on Executive Compensation	20	Summary Compensation Table	68
Proposal 3 - Ratification of the Selection of Independent		2025 Grants of Equity-Based Awards	69
Registered Public Accounting Firm	21	2025 Outstanding Equity Awards at Year-End	70
Proposal 4 - Approval of the 2026 Long-Term Omnibus Incentive Plan	22	2025 Vested Stock Awards	71
		Potential Payments Upon Termination or Change In Control	72
Corporate Governance	31	Pay Ratio Disclosure	75
Board of Directors Overview and Structure	31	Pay Versus Performance	75
Committees of the Board of Directors	34
Compensation of Directors	37	Sustainability	80
		Sustainability Principles and Actions	80
Stockholder Outreach	39
2026 Stockholder Outreach	39	Audit Committee Report	86

Compensation Committee Report	41	Independent Registered Public Accounting Firm Fees
		and Other Matters	87
Compensation Discussion and Analysis	42
2025 Executive Compensation Overview	42	Beneficial Ownership of Nexstar Common Stock	88
2025 Company Performance	42	Beneficial Ownership Table	88
Stockholder Say on Pay Frequency Vote	43
Stockholder Say on Pay Vote	43	Delinquent Section 16(a) Reports	90
Compensation Philosophy and Objectives	43
Overview and Role of Compensation Committee	44	Certain Relationships and Related Person Transactions	91
Role of Compensation Consultant in Compensation Decisions	44
Defining the Market—Benchmarking	45	Other Information	92
Compensation Risk Considerations	46
Determination of Compensation	47	Appendix A: 2026 Long-Term Omnibus Incentive Plan	94
Key Metrics Used for Performance Measures	47
Elements of Compensation	48	Appendix B: Non-GAAP Financial Measures	107
Base Salary	52
Annual Cash Bonuses	52
Stock-Based Long-Term Incentive Compensation	58
Perquisites and Other Compensation	64
Health Benefits	64
Severance Benefits and Change in Control Provisions	64

PROXY SUMMARY

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Nexstar Media Group, Inc., a Delaware corporation (“Nexstar,” the “Company,” “our,” “us,” or “we”), of proxies for use at Nexstar’s Annual Meeting of Stockholders.

The proxy summary highlights certain information contained in this Proxy Statement. Stockholders are encouraged to read the entire Proxy Statement and the 2025 Annual Report on Form 10-K (the “2025 Form 10-K”) carefully before voting.

Annual Meeting Information

TIME & DATE 10:00 a.m. CDT June 16, 2026	LOCATION 545 E. John Carpenter Freeway Suite 120 Irving, Texas 75062	RECORD DATE April 20, 2026	MATERIALS www.proxyvote.com

For details on attending the Annual Meeting, proxy materials and voting, refer to section below titled “General Information.”

Proposals and Voting Recommendations

Stockholders will be asked to vote on the following matters at the Annual Meeting:

Number	Proposal	Description	Board Recommendation
1	Election of Directors	Elect the nine nominees for director named in this proxy statement to serve until the 2027 annual meeting of stockholders	FOR (EACH NOMINEE)
2	Advisory Vote on Executive Compensation	Advise the Board of Directors on the compensation of our Named Executive Officers	FOR
3	Ratification of the Selection of Independent Registered Public Accounting Firm	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026	FOR
4	Approval of the 2026 Long-Term Omnibus Incentive Plan	Approval of the 2026 Long-Term Equity Incentive Plan	FOR
Other		Transact any other business which may properly come before the Annual Meeting

Nexstar Media Group, Inc.	1	2026 Proxy Statement

Proxy Summary

Key Highlights

Nexstar Has a Track Record of Stockholder Friendly Actions

Year	Key Action Items
2021
•
Board Refreshment: Added Bernadette Aulestia, Former President, Global Distribution at HBO, and Board member at Denny’s and National CineMedia, to the Board of Directors
•
Management Succession: Hired Lee Ann Gliha as EVP and Chief Financial Officer

2022	• One Share, One Vote: Eliminated multiple classes of stock • Management Succession: Hired Rachel Morgan as EVP and General Counsel
2023
•
Annual Reelection of Board Members: Declassified the Board of Directors
•
Board Refreshment: Added Tony Wells, Former Chief Media Officer, Verizon and Chief Brand Officer, USAA, and Board member at Yelp!, to the Board of Directors, replacing Dennis Miller
•
Established Clawback Policy: Established SEC-compliant clawback policy
•
Management Succession: Hired Michael Biard as President and Chief Operating Officer

2024
•
Separation of Chairperson and CEO: Adopted a policy that the roles of Chairperson of the Board of Directors and Chief Executive Officer may not be held by the same individual once Perry A. Sook leaves the Company and the Board.
•
Prohibited Hedging and Pledging Transactions: Updated the Company’s Insider Trading and Anti-Hedging/Pledging Policy to strictly prohibit hedging and pledging of Company securities
•
Board Refreshment: Appointed Ellen Johnson, CFO of The Interpublic Group of Companies, Inc., to the Board of Directors, replacing Marty Pompadur

2025
•
Board Refreshment: Dennis FitzSimons retired from the Board
•
New LTIP Structure for Non-CEO NEOs: Updated LTIP structure for non-CEO NEOs and other senior executives in response to stockholder preferences and in line with peers
•
Included New LTIP Structure in Mr. Sook’s New Employment Contract Renewal: Included certain stockholder-requested LTIP provisions into Mr. Sook’s new employment contract, executed in October 2025

2026
•
Updated Stock Ownership Guidelines: Updated stock ownership guidelines to (i) exclude unvested performance-based stock units from the calculation and (ii) increase the multiple of stock to annual retainer that must be held by our Directors from 3x to 5x
•
Management Succession: Promoted Scott Weaver to EVP, Government Relations, Lindsey Knapp to EVP, Human Resources and reappointed Elizabeth Ryder to EVP, General Counsel and Corporate Secretary

Nexstar Media Group, Inc.	2	2026 Proxy Statement

Proxy Summary

Nexstar Sustainability and Governance At-A-Glance

BOARD OF DIRECTORS
Declassified Board	Yes
Board Independence and Composition	• All Directors, except for the Chairperson, are independent (8 of 9) • 100% independent committees
Board Refreshment
•
Added 3 new Independent Board members since 2021, expanding the Board by 1 member (at the time) and replacing 2 members
•
Ongoing refreshment plan to replace 1 Board member who retired after the 2025 Annual Meeting

Director Engagement	Attended 96% of Board and Committee meetings during 2025, on average
Limitation on Over-boarding
•
Limitation of 4 public company boards, except if a Director is a full-time officer of the Company or another company, in which case the limitation is 2 public company boards, in each case including Nexstar board
•
All directors are in compliance with this policy

Stock Ownership Requirements

5x annual base retainer effective January 2026 (increased from 3x previously as a result of new policy adopted by the Compensation Committee)

•
Tested five years from start date, includes unvested RSUs based on the highest stock price over the last 24 months
•
All applicable directors are in compliance as of 12/31/25, holding stock equal to 47x annual base retainer, on average

Lead Independent Director	No. The Board members believe a lead independent director would hinder their ability to engage with the Chairperson and the management team
Separation of Chairperson and CEO	Board policy adopted in 2024 to separate Chairperson and CEO once Founder, Perry A. Sook leaves the Company and the Board

Nexstar Media Group, Inc.	3	2026 Proxy Statement

Proxy Summary

Nexstar Sustainability and Governance At-A-Glance (continued)

NAMED EXECUTIVE OFFICER COMPENSATION AND POLICIES
Compensation Composition

Compensation includes (i) base salary, (ii) short-term performance-based annual bonus, and (iii) annual long-term incentive compensation comprised of time-based restricted stock units and performance-based restricted stock units. We did not issue any off-cycle or one-time equity incentive awards to our senior executives in 2025.

•
92% of CEO compensation in 2025 was “at risk” of forfeiture and earned based on performance achievement and/or continued service
•
71% of Non-CEO NEO compensation in 2025 was “at risk” as described above

Short-Term Incentive Compensation

Target short-term incentive compensation is earned by achieving targets based on the primary responsibilities of the executive composed of (i) financial targets (e.g. Net Revenue and/or Adjusted EBITDA) for the Company and (ii) individual achievement objectives

Long-Term Performance-Based Incentive Compensation

Key features include (for all NEOs in 2025 and for the CEO beginning in 2026):

•
3-year cliff vesting
•
2-year measurement period (to match Company’s business cycle) of two metrics: (i) Relative TSR (50% weighting) versus a peer group set by the Compensation Committee and (ii) cumulative Adjusted Free Cash Flow (50% weighting)
•
Payout related to Relative TSR is capped at target levels if absolute TSR is negative

Stock Ownership Requirements

CEO: 10x annual base salary

Other NEOs: 2x annual base salary

•
To be achieved within five years from start date
•
Includes unvested time-based RSUs based on the highest stock price over the last 24 months (unvested performance-based equity awards are excluded as a result of new policy adopted by the Compensation Committee)
•
All applicable officers are in compliance as of 12/31/25, holding, on average, stock and unvested time-based RSUs equal to 9x their annual base salary
•
CEO holds stock and unvested time-based RSUs equal to 131x his annual base salary

Change in Control and Severance
•
Cash severance double trigger for change in control
•
Cash severance: 2x base salary and target bonus for CEO and COO, 1x for other NEOs
•
Automatic acceleration of equity vesting upon change in control upon a qualifying termination
•
No gross up of taxes

Nexstar Media Group, Inc.	4	2026 Proxy Statement

Proxy Summary

Nexstar Sustainability and Governance At-A-Glance (continued)

ENIOR EXECUTIVE COMPENSATION AND POLICIES (continued)

NAMED EXECUTIVE OFFICER COMPENSATION AND POLICIES (continued)
Clawback Policy	SEC compliant policy was adopted October 2023
Insider Trading and Anti-Hedging/ Pledging Policy	Policy prohibits insider trading and any hedging or pledging of stock
Frequency of Say-on-Pay Voting	Annual
Management Succession

Replaced executives in key roles of Chief Financial Officer and Chief Operating Officer since 2021.

Created and/or promoted new senior executive positions for President of National Advertising Sales in July 2025, Executive Vice President of Government Relations in January 2026 and Executive Vice President of Human Resources in April 2026.

Independent Consultant	Meridian Compensation Partners, LLC, engaged directly by the Compensation Committee of the Board of Directors

SHAREHOLDER RIGHTS
Controlled Company / Multi-Class Stock	No / Single class of common stock
Voting Standards	Bylaw Amendment: Majority Charter Amendment: Majority, except certain provisions that require two-thirds

OTHER
•
Active investor relations function and proactive stockholder engagement. Participated in 18 conferences and non-deal roadshows in 2025, meeting with 646 investors. Annual stockholder outreach process.
•
Annually post a “sustainability” report to our website including SASB disclosure, information about our broadcast and journalistic standards and awards/recognition, community involvement, cybersecurity and data protection and environmental initiatives
•
Post link to our EEO-1 data on website

Nexstar Media Group, Inc.	5	2026 Proxy Statement

GENERAL INFORMATION

Proxy Materials

To expedite delivery, reduce our costs and decrease the environmental impact of our proxy materials, we used “Notice and Access” in accordance with the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the internet. On or about April 30, 2026, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record.

The following proxy materials can be accessed by visiting www.proxyvote.com and entering the 16-digit control number found in the Notice of Internet Availability of Proxy Materials or proxy card (if printed copy of the proxy materials is received by stockholder):

•
Notice of Annual Meeting and Proxy Statement;
•
2025 Form 10-K; and
•
Form of Proxy Card.

Attending the Annual Meeting

The Annual Meeting will begin promptly at 10:00 a.m. CDT on June 16, 2026 and will be held in the Company’s building at 545 E. John Carpenter Freeway, Suite 120, Irving, Texas 75062.

Voting Securities

Stockholders of record as of the close of business on April 20, 2026 may vote at the Annual Meeting. On that date, there were 30,538,965 shares of the Company’s common stock, par value $0.01 (“Common Stock”), outstanding. The holders of Common Stock are entitled to one vote per share. Holders of our preferred stock, of which there are no shares outstanding, have no voting rights.

Under the Company’s Second Amended and Restated Bylaws, adopted as of January 26, 2023 (as amended, the “Bylaws”), the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal 3 even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote either on Proposals 1, 2 or 4 without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

There is no cumulative voting.

Nexstar Media Group, Inc.	6	2026 Proxy Statement

General Information

Voting Instructions

The proposals to be voted on at the Annual Meeting are outlined above in the proxy summary on page 1.

For Stockholders Registered with Equiniti

Stockholders whose shares are registered directly in their name with Nexstar’s transfer agent, Equiniti Trust Company, LLC (“Equiniti”), can vote in one of the followings ways:

•
Internet: Visit www.proxyvote.com and use the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or proxy card (if printed copy of the proxy materials is received by stockholder);
•
Telephone: Call 1-800-690-6903 and provide the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or proxy card (if printed copy of the proxy materials is received by stockholder);
•
Mail: Mark, sign, date and promptly return proxy card in the enclosed postage paid envelope (if stockholder received printed proxy materials); or
•
by attending the Annual Meeting in person and voting.

Stockholders may revoke their proxy and change their vote in one of the following ways:

•
entering a new vote by internet or telephone;
•
signing and properly mailing another duly executed proxy bearing a later date;
•
giving written notice of revocation to the Company’s Corporate Secretary at 545 E. John Carpenter Freeway, Suite 700, Irving, TX 75062; or
•
by attending the Annual Meeting in person and voting.

Internet and telephone voting are available until 11:59 p.m., Eastern Daylight Time, on June 15, 2026. Votes returned in the enclosed postage paid envelope by June 15, 2026 will be processed, but votes received after that date will not.

Shares of Common Stock represented by a properly executed proxy that are received by Nexstar prior to the Annual Meeting, will, unless validly revoked, be voted in accordance with the instruction given on such proxy. If a stockholder voted by signing and returning the proxy card via mail and no instructions are indicated, the shares represented by such proxy will be voted FOR proposals 1, 2, 3 and 4.

For Stockholders in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. You will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions prior to the Annual Meeting. If you choose to vote at the Annual Meeting, you will need to obtain a “legal proxy” from your broker, bank or nominee that holds your shares of common stock of record.

Nexstar Media Group, Inc.	7	2026 Proxy Statement

GOVERNANCE PROPOSAL

PROPOSAL 1

ELECTION OF DIRECTORS

Summary

Our Board currently has nine members, all are standing as nominees for election at the Annual Meeting. Each director nominee will serve a one-year term or until a successor is elected and qualified or until their earlier resignation or death.

Voting

Each director shall be elected by a majority of the votes cast. Stockholders may cast their votes (i) “for” the nominee, (ii) “against” the nominee or (iii) abstain. A majority means that the number of shares voted “for” a nominee’s election must exceed the number of votes cast “against” that nominee’s election. Votes for and against a nominee’s election will count in the tabulations of votes cast on that nominee’s election. Abstentions and broker non-votes will not count on the tabulations of votes cast on a nominee’s election, will not be counted as a vote cast either “for” or “against” a nominee election and will therefore not affect the outcome of such vote.

If a proxy is signed and returned, but does not specify how the shares represented by the proxy are to be voted with respect to the election of directors, the proxy will be voted to elect as directors all of the nominees named herein.

Board Recommendation

The Board of Directors recommends voting FOR the director nominees.

Nexstar Media Group, Inc.	8	2026 Proxy Statement

Proposal 1

Our Board Nominees

				Board Committee Memberships
Director Nominee	Age	Director Since	Independence	Audit	Compensation	Nominating and Governance
Perry A. Sook Chairman and CEO, Nexstar	68	1996
Geoff Armstrong Former CFO, AMFM	68	2003	Independent	Chair
Bernadette S. Aulestia Former President, Global Distribution, HBO	53	2021	Independent		●
Jay M. Grossman Chair, ABRY Partners, LLC	66	1997	Independent		Chair
Ellen Johnson Former CFO, Interpublic Group	60	2024	Independent	●
C. Thomas McMillen Partner, Moran Global Strategies	73	2014	Independent			●
Lisbeth McNabb Former CFO and COO, Linux Foundation	65	2006	Independent	●		●
John R. Muse Investor and Former Board Member, Media General	75	2017	Independent			Chair
Tony Wells Former Chief Media Officer, Verizon	61	2023	Independent		●

Nexstar Media Group, Inc.	9	2026 Proxy Statement

Proposal 1

Board Nominee Background and Experience

The following table provides information regarding our Board nominees as of April 30, 2026, including certain types of knowledge, skills, and business experiences, which our Board believes are relevant to our business and industry.

	Sook	Armstrong	Aulestia	Grossman	Johnson	McMillen	McNabb	Muse	Wells
Public Company	●	●	●	●	●	●	●	●	●
Industry	●	●	●	●	●		●	●	●
Management	●	●	●	●	●	●	●	●	●
Operations	●	●	●				●	●	●
Regulatory/Legal	●	●
Financial	●	●	●	●	●		●	●
M&A	●	●		●	●	●	●	●
Information Technology	●	●			●	●	●
Environmental	●	●			●	●			●

Nexstar Media Group, Inc.	10	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Perry A. Sook Chairman and Chief Executive Officer of Nexstar Media Group, Inc. Age: 68 Tenure: 30 years Status: Chairman and CEO Committee: None

Mr. Sook’s qualifications to serve on Nexstar’s Board of Directors include his demonstrated leadership skills and extensive operating executive experience in building Nexstar from its founding to $8.1 billion of net revenue for the last eight quarters ending December 31, 2025 annualized on a pro forma basis for the acquisition of TEGNA Inc. He is highly experienced in driving operational excellence, innovating new strategies, and attaining financial objectives under a variety of economic and competitive conditions.

Professional Experience

•
Chairman and Chief Executive Officer of Nexstar since its inception in 1996
•
Over 45 years of professional experience in broadcasting covering all facets of the business, including ownership and M&A, management, sales, on-air talent and news
•
Founded Nexstar with one local television station in Scranton, PA and led its growth into the leading diversified media company and the largest local television broadcaster in the United States it is today

Other Current Public Company Boards

•
None

Other Board Experience

•
Board Member of the National Association of Broadcasters (non-profit)
•
Director at Broadcasters Foundation of America (non-profit)

Nexstar Media Group, Inc.	11	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Geoff Armstrong Former Chief Financial Officer of AMFM Age: 68 Tenure: 23 years Status: Independent Committee: Chair, Audit

Mr. Armstrong’s qualifications to serve on Nexstar’s Board of Directors include his extensive experience as the Chief Financial and Chief Operating Officer in the broadcast and communications industry, as well as a board member of other publicly traded companies. His service on the boards of other public companies allows him to offer a broad perspective on corporate governance, risk management and operating issues facing corporations today.

Professional Experience

•
2000 - Present: Chief Executive Officer, 310 Partners, a private investment firm
•
1999 - 2000: Chief Financial Officer, AMFM, Inc. an NYSE publicly traded company
•
1998 - 1999: Director and Chief Operating Officer, Capstar Broadcasting Corporation which merged with AMFM in 1999
•
Prior: Founder of SFX Broadcasting which went public in 1993 and subsequently served as CFO, COO and a director until the company was sold in 1998 to AMFM

Other Current Public Company Boards

•
Urban One, Inc. (NASDAQ: UONE), largest diversified media company that primarily targets Black Americans and urban consumers in the United States

– Director (2021 - Present and 2001 - 2020)

– Chair of the Audit Committee (2021 - Present and 2002 - 2020)

Nexstar Media Group, Inc.	12	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Bernadette S. Aulestia Former President, Global Distribution at HBO Age: 53 Tenure: 5 years Status: Independent Committee: Compensation

Ms. Aulestia’s qualifications to serve on Nexstar’s Board of Directors include her extensive experience as an executive in content and digital businesses which enables her to provide valuable advice on strategic and business matters as it relates to the Company’s own content and digital operations and growth plans. Her service on the boards of other public and private companies allows her to offer a broad perspective on corporate governance, risk management and operating issues facing corporations today.

Professional Experience

•
2022: Advisor and Chief Revenue and Growth Officer, Callisto Media (private), a technology and media company which leverages audience data to create high-quality content at scale
•
2009 – 2019: President, Global Distribution, HBO (2018 – 2019), the premium programming subsidiary of WarnerMedia, and various positions of increasing seniority at HBO (prior to 2018)
•
Prior: Various positions at Univision Communications, Turner Broadcasting Systems and Kidder Peabody

Other Current Public Company Boards

•
None

Other Board Experience

•
Candoo Tech (private), a monthly subscription-based technical customer support service for aging adults and planned communities

– Director (since 2021)

•
Denny’s Corporation (NASDAQ: DENN until January 2026 when Denny’s went private), one of America’s largest full-service restaurant chains

– Director (2018 - January 2026)

– Chair of Corporate Governance & Nominating Committee

•
National CineMedia, Inc. (NASDAQ: NCMI), the largest cinema advertising platform in the U.S.

– Director (2023 - 2025)

– Chair of the Nominating and Governance Committee

Nexstar Media Group, Inc.	13	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Jay M. Grossman Chair, ABRY Partners, LLC Age: 66 Tenure: 29 years Status: Independent Committee: Chair, Compensation

Mr. Grossman’s qualifications to serve on Nexstar’s Board of Directors include his long-term experience with Nexstar and his extensive experience in investing in media and communications companies enabling him to provide meaningful insight and guidance to the Company and the Board as Nexstar executes on its growth plan.

Professional Experience

•
1996 – Current: Chair and Former Managing Partner and Co-Chief Executive Officer of ABRY Partners, LLC (“ABRY”), a private equity fund focused on media, communications, business and information services

– ABRY helped found Nexstar alongside Perry Sook in 1996 and fully exited its ownership position in the Company in 2013

Other Current Public Company Boards

•
KORE Group Holdings (NYSE:KORE), a relationship-focused promotional marketing agency providing “internet-of-things” and IT solutions

– Director (since 2023)

Other Board Experience

•
Served on the board of directors of a wide variety of private companies including Atlantic Broadband, Caprock Communications, Consolidated Theaters, Cyrus One Networks, Donuts, Executive Health Resources, Grande Communications, Hosted Solutions, Monitronics International, Q9 Networks, RCN Telecom Services, Sidera Networks and WideOpenWest Holdings

Nexstar Media Group, Inc.	14	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Ellen Johnson Former Chief Financial Officer of The Interpublic Group of Companies, Inc. Age: 60 Tenure: 2 years Status: Independent Committee: Audit

Ms. Johnson’s qualifications to serve on Nexstar’s Board of Directors include her extensive leadership experience in accounting, corporate finance and information technology as well as experience in the marketing and advertising industry. Her experience as the Chief Financial Officer of a publicly traded company provides valuable perspective related to corporate governance, risk management and operating issues.

Professional Experience

•
2026 – Present: Advisor in Residence, EY Center for Executive Leadership (part time)
•
2020 – 2025: Executive Vice President, Chief Financial Officer, The Interpublic Group of Companies, Inc. (NYSE: IPG) (“IPG”), a values-based, data-fueled and creatively-driven provider of marketing solutions

– Oversees global finance, information technology and investor relations

– Executive sponsor of ESG programs related to climate action, social programs and governance

•
2004 – 2020: Senior Vice President, Finance and Treasurer, IPG

Nexstar Media Group, Inc.	15	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
C. Thomas McMillen Partner at Moran Global Strategies Age: 73 Tenure: 12 years Status: Independent Committee: Nominating and Corporate Governance

Mr. McMillen’s qualifications to serve on Nexstar’s Board of Directors include his long-tenured political, business and sports experience and leadership. During his career, he has been an active investor, principal and board member in companies in a range of industries relevant to Nexstar’s business including broadcasting, cellular, environmental technology, real estate and insurance industries, among others.

Professional Experience

•
2024 – Present: Partner, Moran Global Strategies, a government relations services firm
•
2015 – 2024: President and Chief Executive Officer, LEAD1 Association (formerly the DIA Athletic Directors Association)
•
2005 – 2014: CEO and Chairman of the Board, Timios National Corporation (“Timios”) (formerly Homeland Security Capital Corporation) (2011 – 2014) and President (2005 – 2011)
•
1987 – 1993: Member of the U.S. House of Representatives representing the 4th Congressional District of Maryland, serving three consecutive terms

Other Current Public Company Boards

•
Castellum, Inc. (NYSE: CTM), a technology company focused on leveraging the power of information technology to help solve national security challenges

– Director (since 2022)

Other Board Experience

•
ScanTech AI Systems, Inc. (NASDAQ: STAI)

– Director (2025)

•
RCS Capital Corporation

– Director (2013 - 2016)

Nexstar Media Group, Inc.	16	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Lisbeth McNabb Former Chief Financial Officer and Chief Operating Officer of Linux Foundation Age: 65 Tenure: 20 years Status: Independent Committees: Audit and Nominating and Corporate Governance

Ms. McNabb’s qualifications to serve on Nexstar’s Board of Directors include her leadership skills in entrepreneurial and executive roles in media, digital and technology companies. She is an expert at driving finance, strategy, operations, data analytics and revenue strategies at the high growth stage.

Professional Experience

•
2023 – Present: Operating Partner, Springcoast Capital Partners, a growth equity firm focused on market-leading software and technology companies
•
2018 – 2020: Chief Financial Officer and Chief Operating Officer, Linux Foundation, an open-source technology consortium

Other Board Experience

•
ABB E-Mobility (private), global leader in electric vehicle charging solutions

– Director and Chair of the Audit and Sustainability Committee (since 2023)

•
Acronis (private), a global leader in cybersecurity and data protection

– Director and Chair of the Audit Committee (2021 - 2025)

•
Zoomcar (private), the largest car-sharing platform, headquartered in Bangalore, India

– Director (2022 - 2023)

•
NeoGames (NASDAQ: NGMS), a global provider of iLottery solutions for national and state-regulated lotteries

– Director and Chair of Audit, and Member of the Audit, Nominating and Governance and Compensation committees (2021 - 2023)

Nexstar Media Group, Inc.	17	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
John R. Muse Investor and Former Board Member of Media General Age: 75 Tenure: 9 years Status: Independent Committee: Chair, Nominating and Corporate Governance

Mr. Muse has more than 35 years of experience in private equity. His qualifications to serve on Nexstar’s Board of Directors include his investing, financial and leadership skills in entrepreneurial and executive roles in a wide range of industries in which he has invested directly and indirectly.

Professional Experience

•
2017 – Present: Principal, Muse Family Enterprises
•
1989 – 2013: CEO, Hicks, Muse, Tate & Furst, a private equity firm

Other Board Experience

•
Lucchese, Inc. (private), a boot company

– Chairman (since 2015)

•
Free Flow Wines (private), a leading packaging and logistics company serving the wine on tap segment

– Chairman (since 2017)

•
Media General, Inc. (previously publicly traded), a television broadcasting company acquired by Nexstar

– Director (2014 - 2017)

Nexstar Media Group, Inc.	18	2026 Proxy Statement

Proposal 1

DIRECTOR NOMINEES
Biographical Information
Tony Wells Former Chief Media Officer, Verizon Age: 61 Tenure: 3 years Status: Independent Committee: Compensation

Mr. Wells’ qualifications to serve on Nexstar’s Board of Directors include his deep knowledge of the national and local advertising landscape, digital marketing, as well as his experience and insights working within large enterprises in key advertising verticals like automotive, financial services and telecommunications.

Professional Experience

•
2024 – Present: Venture Partner, Copper Sky Capital (formerly AZ-VC), Arizona’s largest venture capital fund
•
2021 – 2023: Chief Media Officer, Verizon Communications Inc. (NSYE: VZ)
•
2017 – 2021: Chief Brand Officer, USAA and several senior marketing roles
•
2007 – 2017: Chief Marketing Officer, 24 Hour Fitness, ADT Security and Schneider Electric NA

Other Current Public Company Boards

•
Yelp Inc. (NYSE: YELP), a community-driven platform that connects people with local businesses

– Director (since 2020)

– Member of the Compensation Committee

•
Amalgamated Financial Corp. (NASDAQ: AMAL), a leader in commercial collections

– Director (since 2025)

– Member of the Compensation and Nominating and Corporate Governance Committees

Other Board Experience

•
TripleLift, a private equity-owned programmatic advertising company

– Director (since 2023)

•
Association of National Advertisers

– Director (2020 – 2023)

Nexstar Media Group, Inc.	19	2026 Proxy Statement

COMPENSATION PROPOSAL

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Summary

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors is asking stockholders to cast an advisory, non-binding vote to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. While this vote is non-binding, the Board of Directors values the opinions of Nexstar’s stockholders and will consider the outcome of the vote when making future compensation decisions. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and procedures described in this Proxy Statement.

Background

The Compensation Committee oversees the executive compensation program including adopting changes to awarding compensation as appropriate to reflect Nexstar’s circumstances. The information provided in this Proxy Statement demonstrates that Nexstar’s executive compensation program is designed appropriately and is working to ensure that management’s interests are aligned with its stockholders’ interests to support long-term value creation and will attract and retain appropriate talent.

Voting

This vote is advisory only and non-binding on the Board of Directors. The Board of Directors will receive the vote tally and will consider the results of the vote, along with other relevant factors, in its assessment of executive compensation. Votes may be cast “for” or “against” such proposal. Stockholders may also abstain from voting. Votes “for” or “against” this proposal and abstentions will count in the tabulations of votes cast on this proposal, while broker non-votes will not be counted as votes cast on this proposal and will have no effect on the voting results.

Board Recommendation

The Board of Directors recommends stockholders vote FOR such compensation.

Nexstar Media Group, Inc.	20	2026 Proxy Statement

AUDIT PROPOSAL

PROPOSAL 3

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Summary

Subject to ratification by the stockholders, the Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1997. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the selection of such independent registered public accounting firm will be reconsidered by the Audit Committee.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

Voting

The ratification of the selection of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of stock present in person or represented by proxy at the meeting and voting thereon. Votes may be cast “for” or “against” such ratification. Stockholders may also abstain from voting. Votes “for” or “against” this proposal and abstentions will count in the tabulations of votes cast on this proposal. Abstentions will be counted as votes cast on this proposal and will have the same effect as votes “against” this proposal. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on this proposal even if the broker does not receive voting instructions from you, and therefore no broker non-votes are expected in connection with this proposal.

Board Recommendation

The Board of Directors recommends stockholders vote FOR this proposal.

Nexstar Media Group, Inc.	21	2026 Proxy Statement

INCENTIVE PLAN PROPOSAL

PROPOSAL 4

APPROVAL OF THE 2026 LONG-TERM OMNIBUS INCENTIVE PLAN

Overview

We are asking our stockholders to approve the Nexstar Media Group, Inc. 2026 Long-Term Omnibus Incentive Plan (the “2026 Plan”).

The Board adopted the 2026 Plan on January 29, 2026, subject to the approval of our stockholders at the Annual Meeting. The 2026 Plan is being submitted for stockholder approval in order to approve a new pool of shares of our common stock (“Shares” or “Common Stock”) of 2,300,000 Shares. In addition, up to 202,174 Shares remaining available for future grants under the Nexstar Media Group, Inc. 2019 Long-Term Equity Incentive Plan (the “Prior Plan”) as of the effective date of the 2026 Plan will rollover into the 2026 Plan. Such final rollover amount will be determined as of the effective date.

The Company believes that incentives and share-based awards focus employees and other service provider participants on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2026 Plan are an important attraction, retention and motivation tool for participants. Approval of the 2026 Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to achieve such objectives. If approved by our stockholders, the 2026 Plan will replace the 2019 Plan, and no future awards will be made under the 2019 Plan.

If the 2026 Plan is approved by our stockholders, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares of Common Stock as soon as reasonably practicable thereafter.

Key Data Related to Outstanding Equity Awards and Shares Available

The following table provides certain additional information regarding awards outstanding and unvested under the Company’s existing equity compensation plan as of April 20, 2026 (1).

Unvested time-based restricted stock units (2)	1,053,594
Unvested performance-based restricted stock units at target	238,365
Total outstanding and unvested awards	1,291,959
Total Number of Shares Available for Issuance under the Prior Plan (3)	202,174
(1)
The Company did not have any stock options or stock appreciation rights outstanding as of April 20, 2026.
(2)
Includes 163,870 time-based restricted stock units issued to employees of TEGNA Inc. (“TEGNA”) assumed by Nexstar upon closing of its acquisition of TEGNA on March 19, 2026.
(3)
Reflects Shares available for future issuance under the 2019 Plan only, as no future awards may be granted under the 2015 Plan. The 2019 Plan was our only active equity compensation plan as of April 20, 2026. The Board of Directors approved the 2026 Plan based, in part, on a belief that the number of shares currently available under the 2019 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives.

As of April 20, 2026, the Company had 30,538,965 shares of Common Stock outstanding. For additional information regarding equity-based awards previously granted under the Prior Plan, please see Note 13 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2025.

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Proposal 4

Equity Use

Equity-based incentive awards represent a significant portion of our Named Executive Officers’ compensation, representing approximately 44%, on average, of their compensation in 2025.

Burn Rate

Our burn rate over the last three years has averaged 1.7%, which is below the ISS global industry classification standard (GICS) burn rate limit for our industry of 5.42% for 2026. “Burn rate” is calculated by dividing the total number of shares subject to equity awards granted in a given year by the total weighted average number of shares of Common Stock outstanding during the period, and does not reflect any forfeitures or cancellations.

Year	Total number of shares granted in each year	Total weighted average number of outstanding common stock	Burn Rate
December 31, 2023	564,047	35,317,608	1.6%
December 31, 2024	623,940	32,311,390	1.9%
December 31, 2025	455,515	30,348,880	1.5%
Average	547,834	32,659,293	1.7%

Historical Overhang

Our average total overhang over the last three years is 6.9%. “Overhang” is a measure of potential dilution from equity compensation plans and is calculated by dividing the number of shares of Common Stock subject to equity awards outstanding at the end of the relevant year plus the number of shares available for future grants under our equity plans by the total number of shares of Common Stock outstanding at the end of such year.

Year	Total number of shares of common stock subject to equity awards outstanding	Number of shares available for future grants	Total number of shares of common stock outstanding	Overhang
2023	1,232,959	1,562,447	33,600,926	8.3%
2024	1,041,225	1,038,721	30,621,241	6.8%
2025	950,297	664,860	30,327,669	5.3%
Average	1,074,827	1,088,676	31,516,612	6.9%

Potential Dilution

Our equity plan dilution rate (or overhang) as of April 20, 2026 was 4.9% (calculated by dividing (1) the number of shares subject to awards outstanding plus the number of shares remaining available for grant under the 2019 Plan, by (2) the total number of common shares outstanding). As of April 20, 2026, the shares remaining available under the 2019 Plan and shares subject to outstanding awards represented 86.5% and 13.5% of our current overhang, respectively. As shown in the table below, if shareholders approve the Plan, the issuance of 2,300,000 shares under the 2026 Plan would increase our total potential dilution rate by 7.5% to 12.4%.

Expected Duration

Based on our historic and projected future use of equity-based compensation, including the impact of our recent acquisition of TEGNA, we estimate that the shares requested under the 2026 Plan will be sufficient to provide awards for approximately four years. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures, the need to attract, retain and incentivize

Nexstar Media Group, Inc.	23	2026 Proxy Statement

Proposal 4

key talent, and how the Company chooses to balance total compensation between cash and equity-based awards.

Key Features of the 2026 Plan

•
No evergreen or automatic reload provision for the share reserve;
•
No liberal change in control definition;
•
“Double-trigger” provisions for the acceleration of vesting of outstanding equity awards following a change in control of the Company in which awards are not assumed or substituted by a successor entity;
•
Awards are subject to any clawback or recoupment policy adopted by the Company or required by applicable law or regulation;
•
No re-pricing of stock options or stock appreciation rights without stockholder approval;
•
Meaningful annual limits on total director compensation;
•
No granting of stock options and SARs with a per share exercise price of less than 100% of the fair market value of a share of Common Stock on the date of grant;
•
No liberal share recycling for stock option awards or SARs;
•
No payment of dividends or dividend equivalents until the underlying award is vested; and
•
No “golden parachute” gross ups.

Summary of the Material Terms of the 2026 Plan

The following is a summary of the material terms of the 2026 Plan, and is qualified in its entirety by reference to the 2026 Plan included as Appendix A to this proxy statement, which is incorporated by reference into this Proposal 4.

Purpose

The purpose of the 2026 Plan is to promote the long-term growth and profitability of the Company and its subsidiaries by (i) providing certain directors, employees and consultants who perform services for, or to whom an offer of employment has been extended by, the Company and its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the long-term success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility.

Awards

The 2026 Plan provides for the grant of the following types of awards (each, an “Award”): (i) stock options (in the form of either incentive stock options, within the meaning of Section 422 of the Code (“ISOs”) or non-qualified stock options (“NSOs”)), (ii) stock appreciation rights (“SARs”), (iii) restricted stock, (iv) restricted stock units (“RSUs”), (v) performance awards and (vi) cash awards.

Securities Offered

The number of shares of our Common Stock available for Awards under the 2026 Plan will initially equal (i) 2,300,000 Shares plus (ii) any shares of Common Stock that are available for future grants under the 2019 Plan as of the effective date of the 2026 Plan. As of April 20, 2026, 202,174 Shares were available for future grants under the 2019 Plan, though the final number is subject to change due to awards granted, vesting, forfeitures, or settlement activity between the measurement date and approval date. No more than 2,300,000 Shares may be issued pursuant to ISOs under the 2026 Plan. The foregoing limits are subject to adjustment in accordance with

Nexstar Media Group, Inc.	24	2026 Proxy Statement

Proposal 4

the capitalization adjustment provisions and share recycling provisions included in the 2026 Plan and described herein.

Any Shares subject to an Award granted under the 2026 Plan or an award granted under a Prior Plan, in each case, that expires or is canceled, forfeited or otherwise terminated without issuance of the full number of Shares to which such award relates, and any Shares delivered or withheld to satisfy any tax withholding obligations with respect to any award other than a stock option or a SAR, in each case, will again be available for issuance or delivery pursuant to other Awards under the 2026 Plan. The following Shares will not be available for issuance or delivery pursuant to other Awards under the 2026 Plan: (i) Shares tendered in payment of the purchase price of an option under the 2026 Plan or the Prior Plan, (ii) Shares tendered to satisfy any tax withholding obligations with respect to any grant of Options or SARs under the Plan or the Prior Plan, (iii) Shares subject to a SAR under the Plan or the Prior Plan, that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the Plan or the Prior Plan.

As of the April 20, 2026 the market price per share of Common Stock was $205.46.

Administration

The 2026 Plan is administered by the Compensation Committee (the “Committee”). The Committee has broad discretion to administer the 2026 Plan, including, but not limited to, the power to determine the eligible individuals to whom Awards will be granted, the number and type of Awards to be granted and the terms and conditions of Awards. The Committee may also accelerate the vesting or exercise of any Award and make all other determinations and take all other actions necessary or advisable for the administration of the 2026 Plan.

Eligibility

Directors (including non-employee directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its subsidiaries are eligible to receive Awards under the 2026 Plan. The Committee in its sole discretion selects eligible individuals to participate in the 2026 Plan. As of April 20, 2026, the Company and its affiliates had 502 employees and 8 directors who would be eligible to participate in the 2026 Plan.

Non-Employee Director Compensation Limits

Under the 2026 Plan, in a single calendar year, a non-employee director may not be granted Awards for such individual’s service on our board of directors having a value in excess of $750,000.

Minimum Vesting Schedule

The 2026 Plan provides that a vesting period of at least one year will apply to all Awards (other than cash Awards) issued under the 2026 Plan, except that up to 5% of the shares reserved for issuance under the 2026 Plan may be issued pursuant to Awards that do not comply with such minimum one-year vesting period. Notwithstanding the foregoing, the Committee has authority to waive vesting requirements.

Types of Awards

Options. We may grant options to eligible individuals under the 2026 Plan, except that ISOs may only be granted to individuals who are our employees or employees of one of our parents or subsidiaries, in accordance with Section 422 of the Code. The exercise price of an option cannot be less than 100% of the fair market value of a share of our Common Stock on the date on which the option is granted, and the option must not be exercisable for longer than ten years following the date of grant. However, in the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our equity securities, the exercise price of the option must be at least 110% of the fair market value of a share of common stock on the date of grant, and the option must not be exercisable for longer than five years from the date of grant. The

Nexstar Media Group, Inc.	25	2026 Proxy Statement

Proposal 4

consideration for the grant of options is generally the participant’s service to the Company or its subsidiaries and the exercise price payable upon exercise. Under the 2026 Plan, unless otherwise provided in an Award agreement, vested options generally (i) remain exercisable for 90 days following a termination of service other than for Cause or due to the participants death or Disability, (ii) are forfeited upon a termination for Cause; and (iii) in the event of death or Disability, remain exercisable until their stated expiration date, subject to applicable tax rules for ISOs. The Committee has the discretion to determine other terms and conditions of an option Award.

SARs. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of our Common Stock on the date of exercise over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date on which the SAR is granted. The term of a SAR may not exceed ten years. SARs may be granted in connection with, or independent of, other Awards. SARs granted independently will be exercised automatically on the last day prior to expiration if in-the-money. The Committee has the discretion to determine other terms and conditions of a SAR Award.

Restricted Stock Awards. A restricted stock Award is a grant of shares of our Common Stock subject to certain restrictions on transferability and risk of forfeiture as determined by the Committee. Unless otherwise determined by the Committee, the holder of a restricted stock Award will not have any rights of a stockholder during the applicable restricted period. However, the Committee may determine on what terms and conditions the participant may be entitled to dividends payable on the shares of restricted stock, provided that any dividends payable with respect to an Award of restricted stock will be payable to the participant only if and when the underlying Award vests, and any dividends payable with respect to Awards of restricted stock that do not vest will be forfeited. The Committee has the discretion to determine other terms and conditions of a restricted stock Award.

Restricted Stock Units. An RSU is a right to receive cash, Shares or other consideration as determined by the Committee, subject to certain vesting conditions and other restrictions, equal to the fair market value of one Share on the date of vesting. RSUs may be subject to certain restrictions, including, without limitation, a risk of forfeiture, as determined by the Committee. The Committee may determine that a grant of RSUs will provide a participant a right to receive dividend equivalents, which entitles the participant to receive the equivalent value (in cash or Shares) of dividends paid on the underlying Shares, provided that any dividend equivalents payable with respect to an award of RSUs will be payable to the participant only if and when the underlying Award vests, and any dividend equivalents payable with respect to awards of RSUs that do not vest will be forfeited. The Committee has the discretion to determine other terms and conditions of an RSU Award.

Performance Awards. A performance award is an Award that vests and/or becomes exercisable or distributable subject to the achievement of certain performance goals during a specified performance period, as established by the Committee. Performance awards may be granted alone or in addition to other Awards under the 2026 Plan, and may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee. The Committee has the discretion to determine other terms and conditions of a performance award.

Cash Awards. Cash awards may be granted under the 2026 Plan in such amounts, on such terms and conditions, and for such consideration as the Committee will determine in its sole discretion.

Certain Transactions

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, extraordinary cash dividend, or any other change in the corporate structure or shares of the Company, appropriate adjustments will be made by the Committee to the number and kind of Shares available for issuance under the 2026 Plan, the number and kind of Shares subject to Awards granted under the 2026 Plan and/or the exercise price of outstanding options and SARs issued under the 2026 Plan.

Nexstar Media Group, Inc.	26	2026 Proxy Statement

Proposal 4

In the event of a “change in control” of the Company (as defined in the 2026 Plan) in which the surviving entity assumes or substitutes outstanding Awards on the same terms and conditions as the original Awards, such Awards that are assumed or substituted shall not vest solely as a result of the occurrence of the change in control. However, unless provided otherwise by the Committee in the applicable Award agreement, if, within 24 months following a change in control, a participant’s service or employment is terminated by the surviving entity without “cause” or the participant resigns with “good reason” (each, as defined in the 2026 Plan), any outstanding Awards or substitute awards will become immediately vested and exercisable (as applicable), with performance awards vesting based on actual performance achievement as of the date of such change in control.

Unless otherwise provided by the Committee in an Award agreement or set forth in a participant’s employment or service or similar agreement, in the event of a change in control of the Company in which outstanding Awards are not assumed or substituted by the surviving entity, any such Awards will become immediately vested and exercisable, as applicable, with performance-based Awards vesting based on actual performance achievement as of the date of such change in control.

The 2026 Plan also authorizes the Committee discretion to cancel options and SARs in connection with certain transactions in exchange for property (including cash) equal to intrinsic value (or for no consideration if the option is underwater relative to transaction consideration).

Clawback

All Awards granted under the 2026 Plan are subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions.

Amendment and Termination

Our board of directors or the Committee may at any time amend or terminate the 2026 Plan, provided that the rights of a participant granted an Award prior to such amendment, suspension nor termination may not be materially impaired without such participant’s consent. In addition, stockholder approval will be required for any amendment to the extent necessary to comply with applicable law or applicable exchange listing standards. Without the approval of our stockholders, the Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our Common Stock, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2026 Plan. The 2026 Plan will remain in effect for a period of ten years (unless earlier terminated in accordance with its terms).

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2026 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options

If an optionee is granted an NSO under the 2026 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the Shares acquired on the date of exercise, less the exercise price paid for the

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Proposal 4

Shares. The optionee’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such Shares generally will be the fair market value of our Common Stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Incentive Stock Options

A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If a share of Common Stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the share of Common Stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the share of Common Stock on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the Shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the Shares.

Other Awards

The current federal income tax consequences of other Awards authorized under the 2026 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the Award recipient recognizes ordinary income.

Section 409A of the Code

Certain types of Awards under the 2026 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such Awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2026 Plan and Awards granted under the 2026 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2026 Plan and applicable Award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Nexstar Media Group, Inc.	28	2026 Proxy Statement

Proposal 4

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2026 PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits

Because awards to be granted in the future under the 2026 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2026 Plan by eligible participants, including the executive group, non-executive director group and non-executive officer employee group.

The following table reflects the equity awards that were granted to our Named Executive Officers and all other eligible employees and directors during the last completed fiscal year under the 2019 Plan:

Name and Position	Number of Shares Subject to Stock Awards Granted (#)	Dollar Value of Options and Stock Awards Granted(1) ($)
Perry A. Sook, Chairman and Chief Executive Officer	147,798	29,584,405
Michael Biard, President and Chief Operating Officer	15,000	2,667,360
Lee Ann Gliha, Executive Vice President and Chief Financial Officer	11,250	1,921,043
Dana Zimmer, President, Distribution and Strategy	6,000	1,024,554
Sean Compton, President, Networks	6,000	1,024,554
All Current Executive Officers as a Group	211,173	40,503,664
All Current Directors who are Not Executive Officers as a Group	8,984	1,528,065
All Employees, Including all Current Officers who are not Executive Officers, as a Group	202,771	33,333,417
(1)
Represents the grant date fair value of the applicable awards, computed under FASB ASC Topic 718.

Equity Compensation Plan Information

The following table provides certain information with respect to the Prior Plan as of December 31, 2025, the only equity compensation plan in effect as of such date.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders(1)(2)	950,297	–	664,860
Equity compensation plans not approved by security holders	–	–	–
Total	950,297	–	664,860

Nexstar Media Group, Inc.	29	2026 Proxy Statement

Proposal 4

(1)
The 950,297 securities to be issued consist of time-based and performance-based restricted stock units under the 2019 Plan. For additional information regarding equity-based awards previously granted under the Prior Plan, please see Note 13 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2025.
(2)
Excludes 163,870 (on an as-converted basis, converting the right to receive TEGNA shares into the right to receive Nexstar shares at a predetermined exchange ratio) time-based restricted stock units issued by TEGNA and assumed by Nexstar upon the closing of its acquisition of TEGNA on March 19, 2026.

Vote Required for Approval

Approval of this proposal will require the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the vote.

Board Recommendation

The Board of Directors recommends that stockholders vote FOR the approval of the 2026 Plan.

Nexstar Media Group, Inc.	30	2026 Proxy Statement

CORPORATE GOVERNANCE

Highlights

The Company has established corporate governance practices and a structure that we believe provide significant protections for stockholders. These include:

•
Single class of common stock
•
Majority voting standards for bylaws and most charter amendments
•
No poison pill
•
Declassified Board of Directors
•
All Directors are independent, except for the Chairperson
•
100% independent committees of the Board
•
Ongoing board refreshment process begun in 2021
•
Policy to limit the number of public company boards on which a Board member may serve
•
Board members required to own stock equal to 5x annual retainer
•
Policy to separate Chairperson and CEO roles once Perry A. Sook leaves the Company and the Board

Board of Directors Overview and Structure

Responsibilities

The business and affairs of the Company are managed by or under the direction of the Board of Directors. The Board of Directors executes its oversight as a whole and through its committees including the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. As a whole, among other responsibilities and actions, the Board of Directors attend regular Board meetings to discuss and review the Company’s strategy, operations, financial results and financial plan. The Board annually approves our operating and capital budget, reviews our capital allocation plan, authorizes our share repurchase plan and any quarterly dividend payments and approves significant mergers and acquisitions.

Risk Oversight

As described more fully in the “Risk Factors” section to the Company’s 2025 Form 10-K, the Company’s management and Board of Directors manage a variety of internal and external risks. The Board of Directors and its committees play a vital role in managing the risks facing our Company.

•
Through the Audit Committee, the Board of Directors manages potential accounting risk through oversight of accounting and financial reporting and disclosure processes and systems of internal accounting and financial controls as well as other Company risks, including cybersecurity, artificial intelligence and climate-related matters.
•
Through the Compensation Committee, the Board of Directors manages potential risks associated with our compensation programs, ensuring the program does not encourage executives to take unacceptable risks.
•
Through the Nominating and Governance Committee, the Board of Directors manages risks associated with board and committee succession and establishing and effecting corporate governance principles.

Nexstar Media Group, Inc.	31	2026 Proxy Statement

Corporate Governance

•
The Board of Directors, together with our General Counsel and advice from outside legal counsel, when necessary, oversees legal and regulatory risks.

Leadership Structure and Policy to Separate Chair and CEO

The Board of Directors has the responsibility for selecting the appropriate leadership structure for itself and for the Company. The Board of Directors considers many factors, including the specific needs of the business and the best interests of the Company’s stockholders in determining the most appropriate structure for itself and the Company. Our current Board of Directors leadership structure is comprised of a combined Chairperson of the Board and Chief Executive Officer and Board committees comprised of only independent directors. Under NASDAQ Listing Rules, our independent directors are Messrs. Armstrong, Grossman, Muse, McMillen and Wells and Mses. Aulestia, Johnson and McNabb.

The Board of Directors believes that Mr. Sook’s service in the combined Chairperson and Chief Executive Officer role is in the best interest of both the Company and its stockholders. As of December 31, 2025, Mr. Sook is the Company’s third largest stockholder. He has a vast knowledge of television broadcasting and is a recognized leader in this industry. He understands the opportunities for and issues facing the Company and by serving in this dual role he is able to effectively focus the Board of Directors’ attention on these matters. In this combined capacity, he speaks clearly with one voice in addressing the Company’s various stakeholders such as customers, suppliers, employees, and the investing public. However, pursuant to a policy adopted by the Board of Directors in 2024, once Mr. Sook leaves the Company and the Board, the roles of Chairperson of the Board of Directors and Chief Executive Officer of the Company may not be held by the same individual.

All of the Company’s directors, except for the Chair, are independent. The Board of Directors has not designated one of the independent directors as a “lead independent director” because each independent director is fully and effectively involved in the activities and issues relevant to the Board of Directors and its committees. The independent directors prefer not to place one individual between themselves and the Chair of the Board and Chief Executive Officer and other management as they believe this will diminish their active engagement. The independent directors continually demonstrate the ability to exercise their fiduciary responsibilities to the Board of Directors and make independent decisions.

Director Engagement

To ensure satisfactory engagement, the Board of Directors has a policy that:

(i)
no Board member may serve on more than four public company boards, including the Company,
(ii)
no full-time officer of another company may serve on more than two public company boards, including the Company, and
(iii)
no Company officer may serve on more than two company boards, including the Company.

In addition, the Nominating and Governance Committee, at least annually, reviews all directors’ service on the boards and in the employment of other companies. Each director is required to advise the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve as a board member or employee of any company or organization other than a non-profit company or organization which is local in nature and unlikely to require a substantial time commitment.

Nexstar Media Group, Inc.	32	2026 Proxy Statement

Corporate Governance

Board of Directors Self-Evaluation

The Board periodically conducts a self-evaluation which assesses the Board’s effectiveness regarding its Board and committee meetings, membership and leadership, relationship with management and compensation, among other targets. The Board reviews the self-evaluation and makes changes as a result, if warranted.

Board Attendance

As summarized in the table below, the incumbent members of the Board of Directors attended 96%, on average, of the total number of meetings of the Company’s Board of Directors and committees of the Board of Directors on which they serve, with each incumbent director attending at least 75% of the meetings. The Board of Directors has not adopted a formal policy with regard to director attendance at the annual meeting of stockholders. Mr. Sook attended and presided over the 2025 Annual Meeting of Stockholders.

	Meetings Attended in 2025
	Full Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee(1)	Total	Overall Attendance
Perry A. Sook	5				5	100%
Geoff Armstrong	5	5			10	100%
Bernadette S. Aulestia	5		3		8	100%
Jay M. Grossman	3		3		6	75%
Ellen Johnson	4	5			9	90%
C. Thomas McMillen	5				5	100%
Lisbeth McNabb(2)	5	3			8	100%
John R. Muse	5				5	100%
Tony Wells	5		3		8	100%
Total Meetings in 2025	5	5	3			96%(3)
(1)
During 2025, the Board of Directors directed the Nominating and Governance committee to pause any search for a new board member until the proposed TEGNA Inc. acquisition was completed or terminated as (i) certain structures considered with the proposed acquisition might have required the addition of a TEGNA board member to the Nexstar board and (ii) the acquisition of TEGNA would change the complexion of the Company such that new and/or different skills might be required by any new Board member. The Nominating and Corporate Governance Committee functions were performed through written consents in lieu of meetings. Consistent with the other committees, reports from the Nominating and Corporate Governance Committee were made to the full Board of Directors at each quarterly Board meeting.
(2)
Effective June 17, 2025, the Board appointed Ms. McNabb to the audit committee while she continues to serve on the Nominating and Corporate Governance Committee. Ms. McNabb attended all audit committee meetings held following her appointment.
(3)
Reflects sum of total number of meetings attended by each board member divided by the sum of the total number of meetings each board member could have attended during each board member’s fiscal 2025 tenure.

Nexstar Media Group, Inc.	33	2026 Proxy Statement

Corporate Governance

Committees of the Board of Directors

The Board of Directors currently has three standing committees with the following members:

Member	Status	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Geoff Armstrong	Independent	Chairperson
Bernadette S. Aulestia	Independent		●
Jay Grossman	Independent		Chairperson
Ellen Johnson	Independent	●
C. Thomas McMillen	Independent			●
Lisbeth McNabb	Independent	●		●
John R. Muse	Independent			Chairperson
Tony Wells	Independent		●

As required by the rules and regulations of the NASDAQ Stock Market, we maintain a majority of independent directors on the Board of Directors and the compensation of our executive officers and the nomination of directors are determined by independent directors. All members of the Board committees are independent.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each operate under a written charter. A copy of each charter is available through our website at www.nexstar.tv. Our website address in this Proxy Statement is included as an inactive textual reference only and the information contained on or accessible through our website does not constitute a part of and is not incorporated by reference into this Proxy Statement.

Committee Rotation

The Nominating and Governance Committee is responsible for evaluating and making recommendations to the Board regarding appointment of directors to its committees and the selection of committee chairs including any required qualifications as well as criteria to evaluate the effectiveness of each committee. While there is no stated policy regarding committee rotation, it has been the Board’s practice to regularly reassess committee appointments in connection with its ongoing Board refreshment process. For example, in 2024, when Ellen Johnson joined the Board, she was appointed to the Audit Committee, and Lisbeth McNabb moved from the Audit Committee to fill a vacancy on the Nominating and Governance Committee. Following Mr. FitzSimons’ retirement in June 2025, Ms. McNabb was re-appointed to the Audit Committee effective upon his retirement. In addition, the Board considers the results of feedback from its periodic self-assessment, the Company’s annual stockholder outreach and the election results from each Annual Meeting when assessing the need for committee rotation and/or committee effectiveness.

Nexstar Media Group, Inc.	34	2026 Proxy Statement

Corporate Governance

Audit Committee
Number of Meetings in 2025: 5

The Audit Committee’s functions include:

•
Overseeing the qualifications, performance, independence, and appointment of our independent registered public accounting firm.
•
Overseeing the quality and integrity of Nexstar’s accounting and financial reporting practices.
•
Overseeing the internal audit function.
•
Evaluating the Company’s risks, including with respect to cybersecurity, artificial intelligence and climate-related matters, and to perform such other duties as may be required by the Board of Directors.

The Chair of the Audit Committee is Geoff Armstrong. The Board of Directors has determined that Mr. Armstrong, Ms. Johnson and Ms. McNabb are all “audit committee financial experts” in accordance with the applicable rules and regulations of the SEC.

For more information regarding the Audit Committee, please refer to the “Audit Committee Report” in this Proxy Statement.

Compensation Committee
Number of Meetings in 2025: 3

The Compensation Committee’s functions include:

•
Reviewing the Company’s compensation policies for directors and executive officers of Nexstar.
•
Approving employment agreements with executive officers of Nexstar.
•
Making decisions about the compensation of the Chief Executive Officer, which are reviewed and ratified by all independent directors of the Board of Directors, and reviewing and approving the compensation policies for the Company’s other executive officers.
•
Administering Nexstar’s stock-based compensation plans and approving grants under the plans and, when appropriate, making recommendations to the Board of Directors regarding any incentive compensation or equity-based plans.
•
Reviewing succession planning together with the Nominating and Corporate Governance Committee.

Compensation Philosophy

The primary objectives of the Compensation Committee in determining total compensation (both salary and incentives) of the Company’s executive officers, including the Chief Executive Officer, are to (i) attract and retain talented and highly qualified executives in the competitive diversified media and television broadcasting industry by providing a total compensation package that includes a combination of elements which are at or above competitive opportunities, (ii) tie executive compensation, both short and long-term elements, to the Company’s overall performance and specific attainment of long-term strategic goals, (iii) provide executives with long-term incentive for future performance that aligns with stockholder interests and maximizes stockholders value over the long-term, and (iv) set executive compensation at responsible levels to promote fairness and equity among all employees within our organization.

For more information on the compensation decisions made by the Committee for 2025, refer to the Compensation Discussion and Analysis below.

Nexstar Media Group, Inc.	35	2026 Proxy Statement

Corporate Governance

Compensation Committee Interlocks and Insider Participation

Bernadette S. Aulestia, Jay M. Grossman and Tony Wells served on the Compensation Committee during 2025. None of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee
Number of Meetings in 2025: Functions performed through written consents(1)

The Nominating and Corporate Governance Committee’s functions include:

•
Reviewing the Company’s corporate governance framework, including all significant governance policies and procedures.
•
Reviewing and making recommendations to the Board regarding the composition, size and minimum qualifications of the Board.
•
Identifying individuals qualified to serve on the Board and reviewing any stockholder nominees for the Board of Directors.
•
Recommending nominees for election to the Board.
•
Overseeing the evaluation of the Board of Directors and its committees, and establishing guidelines for removal of directors.
•
Reviewing succession planning together with the Compensation Committee.
(1)
During 2025, the Board of Directors directed the Nominating and Governance committee to pause any search for a new board member until the proposed TEGNA Inc. acquisition was completed or terminated as (i) certain structures considered with the proposed acquisition might have required the addition of a TEGNA board member to the Nexstar board and (ii) the acquisition of TEGNA would change the complexion of the Company such that new and/or different skills might be required by any new Board member.

Criteria for Directors

The Nominating and Corporate Governance Committee Charter sets forth the criteria for its directors for reelection and nomination. Those criteria include:

•
A majority of the Board will consist of directors who are independent under NASDAQ Listing Rules.
•
Board should reflect diverse backgrounds and senior level experience in the areas of business, finance, legal and regulatory, technology and marketing.
•
The potential for directors and candidates to create, by other employment or directorships, potential or actual conflicts of interest, risks of anticompetitive activity or potential or actual violations of or restrictions arising from media ownership regulations shall be assessed.
•
Directors and candidates should have integrity and values, high personal and professional ethics, sound business judgment, the ability and willingness to commit sufficient time to understand the Company’s business and industry, fulfill their Board responsibilities and represent the long-term interests of Company stockholders.
•
Each individual Director or candidate is assessed in the context of the Board as a whole.
•
Directors’ past attendance at meetings, participation in and contributions to the activities of the Board, and the most recent Board self-assessment are considered in reelection.
•
No term limits for serving on the Board and no mandatory retirement age.

Nexstar Media Group, Inc.	36	2026 Proxy Statement

Corporate Governance

There is no formal policy governing diversity of the Board of Directors and the selection of its members. The

Nominating and Corporate Governance Committee defines Board diversity broadly to mean that the Board of

Directors is comprised of individuals with a variety of perspectives, industry experience, personal and professional backgrounds, skills and qualifications.

Board Refreshment

Over the past several years, the Board of Directors has enacted a board refreshment plan in order to bring some fresh perspectives to the Board, reduce the average tenure of its members, and increase and diversify the knowledge and skill set of its members. Key refreshment actions include:

•	2021:	Adding Bernadette Aulestia, Former President, Global Distribution, HBO.

•	2023:	Replacing Dennis Miller with Tony Wells, Former Chief Media Officer, Verizon.

•	2024:	Replacing Martin Pompadur with Ellen Johnson, Chief Financial Officer, The Interpublic Group of Companies.

•	2025:	Dennis FitzSimons retired on June 17, 2025.

Management Succession

Senior management, together with the Nominating and Governance and Compensation Committees of the Board of Directors, is responsible for succession planning. Over the past several years, we hired or promoted a number of senior executives to replace retiring executives and position Nexstar for the future. These include:

•
Hiring Michael Biard as President and Chief Operating Officer in 2023,
•
Promoting Dan Lanzano to President, National Advertising Sales in July 2025,
•
Promoting Scott Weaver to Executive Vice President, Government Relations in January 2026 (hired in 2024),
•
Re-appointing Elizabeth Ryder as Executive Vice President and General Counsel in April 2026. Ms. Ryder, who previously served as the Company’s General Counsel from 2009 to 2022, succeeded Rachel Morgan, who served in that capacity from 2022 to 2026, and
•
Promoting Lindsey Knapp to Executive Vice President, Human Resources in April 2026.

To aid in the transition of these positions, we have typically had a period of overlap between the outgoing and incoming executives and/or retain the outgoing executive pursuant to a limited consulting arrangement.

We regularly review our management structure and succession plan in the ordinary course. As part of our ongoing planning, each senior executive is tasked with developing a succession plan for his/her own position as well as key positions with each of their respective organizations.

Compensation of Directors

Overview of Compensation and Procedures

Nexstar employees do not receive additional compensation for their services as directors. Accordingly, Mr. Sook serves on the Board of Directors without additional compensation. In 2025, each non-employee director received annual cash compensation of $100,000 for their services as a director, pro-rated for any partial fiscal year during which the director served on the Board of Directors. Each non-employee director also received cash compensation of $15,000, $10,000 or $10,000 for service in the Audit, Compensation or Nominating and Corporate Governance Committee, respectively. The Audit, Compensation and Nominating and Corporate Governance Committee Chairpersons received additional cash compensation of $12,500, $10,000 and $7,500,

Nexstar Media Group, Inc.	37	2026 Proxy Statement

Corporate Governance

respectively. In March 2025, each of our non-employee directors also received a retainer in the form of time-based restricted stock units, pro-rated for any partial fiscal year during which the director served on the Board of Directors, as described in the tables below. Non-employee directors do not receive payments for their attendance at Board or Committee meetings. However, we reimburse our directors for business-related travel expenses.

2025 Director Compensation Table

The following table sets forth information concerning compensation to each of our independent directors during the year ended December 31, 2025:

	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Geoff Armstrong	127,500	191,008	318,508
Bernadette S. Aulestia	110,000	191,008	301,008
Dennis J. FitzSimons(3)	28,750	—	28,750
Jay M. Grossman	120,000	191,008	311,008
Ellen Johnson	115,000	191,008	306,008
C. Thomas McMillen	110,000	191,008	301,008
Lisbeth McNabb	120,000	191,008	311,008
John R. Muse	117,500	191,008	308,508
Tony Wells	110,000	191,008	301,008

(1)
Represents the grant date fair value of time-based restricted stock units (“RSUs”) awarded to each director in 2025 computed in accordance with FASB Accounting Standards Codification Topic 718. See the Notes to the Company’s Consolidated Financial Statements in our 2025 Form 10-K for a discussion of the assumptions made in the valuation of these awards.
(2)
The following RSUs granted to each director in 2025, which also represented each director’s unvested stock awards as of December 31, 2025, vested in full on March 24, 2026 (in shares):

Unvested Stock Awards
Geoff Armstrong	1,123
Bernadette S. Aulestia	1,123
Jay M. Grossman	1,123
Ellen Johnson	1,123
C. Thomas McMillen	1,123
Lisbeth McNabb	1,123
John R. Muse	1,123
Tony Wells	1,123

(3)
Represents the pro-rated fees earned or paid in cash to Mr. FitzSimons in respect to his service on the Board during 2025 prior to his retirement in June 2025. As a result of Mr. FitzSimons retirement on June 17, 2025, all of his unvested awards were also forfeited.

Nexstar Media Group, Inc.	38	2026 Proxy Statement

STOCKHOLDER OUTREACH

2026 Stockholder Outreach

At the end of 2025 and the beginning of 2026, we conducted our annual outreach to our stockholders to engage on issues of importance to them.

This year, we contacted stockholders representing 70% of our shares outstanding as of December 31, 2025 and conducted virtual meetings with stockholders representing 32% of our shares outstanding. A member of the Compensation Committee of our Board of Directors was present at all virtual meetings with stockholders representing 32% of our shares outstanding, or 100% of the virtual meetings we conducted. Not all stockholders felt a meeting was needed as they had nothing to communicate with the Company. In addition, in light of guidance from the Division of Corporation Finance of the U.S. Securities and Exchange Commission issued in February 2025 regarding eligibility to report on Schedule 13G, feedback from stockholders was more limited than in past years.

The following table sets forth the statistics regarding our annual stockholder outreach based on 30,327,997 shares outstanding as of December 31, 2025 and shares outstanding for stockholders based on the Schedule 13G or Form 13-F filing for that date.

	Number	Shares Outstanding	% of Total Shares Outstanding
Stockholders Contacted	22	21,207,890	70%
Stockholders Responded	17	18,116,114	60%
No Virtual Meeting Required	8	8,490,530	28%
Virtual Meetings Conducted	9	9,625,584	32%
Board Member Present at Virtual Meeting	9	9,625,584	32%

Response to Stockholder Outreach
By % of Shares Outstanding as of 12/31/25

Nexstar Media Group, Inc.	39	2026 Proxy Statement

Stockholder Outreach

On each virtual meeting, we provided stockholders with an update on our sustainability and governance initiatives, an explanation of our new compensation practices regarding LTIP structure implemented in 2025, and offered stockholders an opportunity to communicate any issues or concerns they might have.

As is to be expected, each stockholder had slightly different thoughts and objectives they wanted to convey. We tracked the responses from each stockholder and compiled the comments into a table. We typically address in our proxy statement comments regarding executive compensation that were raised by (i) more than two stockholders and (ii) represent in aggregate more than 10% of our shares outstanding. There was no commentary regarding executive compensation that met these standards this year.

All stockholder feedback and commentary (with no limitation) were compiled and reported to our Board of Directors.

Nexstar Media Group, Inc.	40	2026 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors establishes compensation policies, or, when appropriate, makes recommendations that the Board of Directors establish compensation policies for the directors and executive officers of Nexstar Media Group, Inc. (the “Company”), approves employment agreements with executive officers of the Company, administers the Company’s equity incentive plans and approves grants under such equity incentive plans and makes recommendations regarding any other incentive compensation.

In performing its oversight responsibilities of the design and functioning of the Company’s executive and director compensation program, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2025 with the management of the Company. Based on this review and discussion, the Compensation Committee has recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the Annual Meeting of Stockholders.

Respectfully submitted,

Jay M. Grossman, Chair
Bernadette S. Aulestia
Tony Wells

Nexstar Media Group, Inc.	41	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2025 Executive Compensation Overview

This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our principal executive officer, principal financial officer and three other most highly compensated executive officers during 2025 (collectively, our “Named Executive Officers” or “NEOs”). This section also describes the objectives, principles and policies underlying our executive compensation program for our Named Executive Officers, the compensation decisions we have made under that program, and the factors considered in making those decisions. Our Named Executive Officers for 2025 are:

Name	Title
Perry A. Sook	Chairman and Chief Executive Officer
Michael Biard	President and Chief Operating Officer
Lee Ann Gliha	Executive Vice President and Chief Financial Officer
Dana Zimmer	President, Distribution and Strategy
Sean Compton	President, Networks

2025 Company Performance

In 2025, we delivered another year of solid financial results, while taking bold steps to better compete with big tech and big media by reinforcing our position as the nation’s leading local broadcasting company through our acquisition of TEGNA Inc.

Key 2025 accomplishments included:

•
Achieved annual net revenue of $4.9 billion, Adjusted EBITDA of $1.6 billion and Adjusted Free Cash Flow of $829 million.
•
Entered into a definitive agreement to acquire TEGNA Inc. (“TEGNA”) for $6.2 billion in a transaction expected to be accretive to Nexstar’s standalone Adjusted Free Cash Flow. The transaction received the necessary regulatory approvals and closed on March 19, 2026.
•
Renewed distribution agreements in the fourth quarter, covering more than 60% of our subscriber base.
•
The CW achieved 19% total audience growth compared to the prior year and ranked as the tenth largest and second fastest growing ad-supported network overall.
•
NewsNation posted its strongest year ever in total day, primetime, and daytime viewership and, in 2025 and was the fastest growing cable news network in the adult 25-54 demographic.
•
In recognition of exemplary local reporting and programming, during 2025, Nexstar journalists and technical staff earned 532 awards, including 1 duPont-Columbia award, 1 Walter Cronkite award, 57 national and regional Edward R. Murrow awards, 121 regional Emmy awards, 28 Associated Press awards and 324 state broadcasting association awards.
•
Returned $351 million of capital to stockholders through repurchases of common stock of $125 million and dividends of $226 million supporting our commitment to the enhancement of stockholder value.
•
Acquired the assets of WBNX-TV, an independent full power television station serving the Cleveland, OH market for a $22 million cash purchase price. On September 1, 2025, the station became affiliated with The CW.
•
Completed the refinancing of senior secured credit facilities on June 27, 2025, reducing the interest margin, increasing capacity under our revolver, and extending the maturities. During 2025, the Company repaid $185 million of its debt.

Nexstar Media Group, Inc.	42	2026 Proxy Statement

Compensation Discussion and Analysis

Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. Refer to Appendix B for a reconciliation of non-GAAP financial measures to their closest comparable GAAP measures.

Stockholder Say on Pay Frequency Vote

Pursuant to the result of our annual meeting of stockholders in June 2023 related to “Say-on-Frequency Proposal”, our stockholders will continue to cast a non-binding advisory vote to approve the compensation of our Named Executive Officers at a frequency of once every year.

Stockholder Say on Pay Vote

At our annual meeting of stockholders in June 2025, our stockholders were asked to cast a non-binding advisory vote to approve our Named Executive Officers’ compensation for the year 2024 (“say-on-pay”). Approximately 95.5% of the votes cast by our stockholders were in support of the compensation of our Named Executive Officers.

ata sourced from 2024 proxy Summary Compensation Tables

Compensation Philosophy and Objectives

The Company’s executive compensation program has been developed to incorporate a compensation philosophy consistent with the following primary objectives:

•
Attract and retain talented and highly qualified executives in the competitive television broadcasting industry by providing a total compensation package that includes a combination of elements which are at or above competitive opportunities;
•
Tie executive compensation, both short and long-term elements, to the Company’s overall performance and specific attainment of long-term strategic goals;
•
Provide executives with long-term incentive compensation for future performance that aligns with stockholder interests and maximizes stockholders value over the long-term; and
•
Set executive compensation at responsible levels to promote fairness and equity among all employees within our organization.

Nexstar Media Group, Inc.	43	2026 Proxy Statement

Compensation Discussion and Analysis

The following chart highlights several features of our compensation practices.

What we do:		What we don't do:
Pay for performance and pay for sustained performance over multi-year performance periods	✘	Guarantee increases to base salaries under employment contracts with Named Executive Officers
Establish challenging performance metrics and goals	✘	Guarantee annual bonuses, except in special instances such as recruiting external talent
Ensure substantial percentage of pay is at-risk of forfeiture by performance achievement and/or continued service to the Company	✘ ✘ ✘ ✘

Provide excessive perquisites

Pay dividends on equity-based awards before vesting

Provide gross-ups for severance or change of control payments

Reprice stock options without stockholder approval

(Company has no stock options outstanding and does not currently intend to grant new awards of stock options or similar instruments)

Utilize an independent compensation consultant
Cap performance-based incentive payouts at a maximum percentage of base salary
Enforce robust stock ownership guidelines for our Chief Executive Officer, our other executives, and our non-employee directors(1)
Evaluate officer compensation levels against a peer group of similarly situated media and broadcasting companies
Prohibit hedging transactions by directors, officers, other employees(2)
Recoup incentive-based compensation that was erroneously received based on any financial restatement(3)
(1)
For additional information on the Company’s stock ownership guidelines, refer to Stock Ownership Guidelines in this Proxy Statement.
(2)
For additional information on the Company’s anti-hedging and anti-pledging policies, refer to Insider Trading and Anti-Hedging and Pledging Policy in this Proxy Statement.
(3)
For additional information on the Company’s clawback policy, refer to Clawback Policy in this Proxy Statement.

Overview and Role of Compensation Committee

The Compensation Committee of the Board of Directors establishes, or, when appropriate, makes recommendations that the Board of Directors establish compensation policies for the directors and executive officers of Nexstar, including our Named Executive Officers. The Compensation Committee approves the employment agreements with the executive officers of Nexstar, administers Nexstar’s equity incentive plans, approves grants under such plans and makes recommendations to the Board of Directors regarding other incentive compensation provided to our Named Executive Officers and other executive officers.

The Compensation Committee has the authority to retain and obtain advice of advisors and consultants as necessary and evaluates their independence prior to selection or retention. The Compensation Committee also sets the compensation and oversees the work of advisors and consultants.

Role of Compensation Consultant in Compensation Decisions

The Compensation Committee has retained Meridian as its independent compensation consultant to provide advice to and assist the Compensation Committee in designing and administering the structure and mechanics of the Company’s executive compensation program. Meridian also offers guidance to the Compensation Committee on other matters related to officer and director compensation and corporate governance.

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Compensation Discussion and Analysis

Meridian reports directly and exclusively to the Compensation Committee. The Compensation Committee generally reviews and considers information and recommendations provided by Meridian, but the Compensation Committee makes all compensation-related decisions. While Meridian typically works only with the Compensation Committee, the Compensation Committee retains the discretion to allow Meridian to work directly with management in preparing or reviewing materials for the Compensation Committee’s consideration.

During 2025, after taking into consideration the factors listed in Section IM-5605-5(d)(3)(D) of the NASDAQ Listing Rules, the Compensation Committee concluded that neither it nor the Company has any conflicts of interest with Meridian, and that Meridian is independent from management. Other than Meridian, no other compensation consultants provided services to the Compensation Committee during 2025.

Defining the Market—Benchmarking

Benchmarking review provides a foundation for ensuring that our executive compensation levels remain competitive in relation to the peer group and is generally refreshed prior to the hiring or replacement of an executive officer or when an existing officer’s employment contract is renewed or as frequently as significant changes in the peer group warrant. One of the primary objectives of the Company’s executive compensation program is to provide compensation near the median market pay level based on our benchmarking review of peer group companies, subject to Company results and individual contribution. Such benchmarking is useful because we recognize that our compensation practices must be competitive in the media industry. By targeting Named Executive Officer compensation to the compensation practices of the Company’s peer group, the Company enhances its ability to attract and retain talented and highly qualified executives, which is fundamental to the Company’s growth and delivery of value to its stockholders. In addition, peer group information is one of the many factors we consider in assessing the reasonableness of compensation of our Named Executive Officers.

In making compensation decisions for our Named Executive Officers in 2025, the “peer group” is comprised of the following companies (the “2025 Peer Group”):

Peer Group Companies

Charter Communications, Inc. (1)	Paramount Skydance
Comcast Corporation (1)	Roku, Inc.
Fox Corporation	Sinclair, Inc.
Gray Media, Inc.(2)	SiriusXM Holdings Inc.
iHeartMedia, Inc.(2)	The Walt Disney Company (1)
News Corp. (2)	Versant Media Group, Inc. (1)
Omnicom Group, Inc.	Warner Bros. Discovery, Inc. (2)

(1)
Included for purposes of any TSR calculations in connection with PSU awards referencing the “peer group” list in this proxy statement, only. Not considered for purposes of benchmarking NEO compensation.
(2)
Included for purposes of benchmarking NEO compensation only. Not included for purposes of any TSR calculations in connection with PSU awards referencing the “peer group” list in this proxy statement.

2025 Peer Group Selection

We selected our 2025 Peer Group based on a number of factors with the primary factor being whether a company has business similarities to Nexstar. Secondary factors included the size of the company, its capital structure and whether or not it pays a dividend. In addition, we sought to maintain a large enough group of comparable companies to provide meaningful information. Because Nexstar has increased its scale over the years through acquisitions, many of its traditional local broadcasting peers such as Gray Media, Inc., Sinclair, Inc., TEGNA Inc. (acquired by Nexstar on March 19, 2026), The E.W. Scripps Company, were – and currently are –

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Compensation Discussion and Analysis

considerably smaller than the Company. As a result, the Company also looked for larger companies with similar business models, such as Fox Corporation and Paramount Skydance Corporation, which own television stations and cable networks like Nexstar does. Other companies which operate in the media industry more broadly, including Charter Communications, Inc., Comcast Corporation, iHeartMedia, Inc., News Corp., Omnicom Group, Inc., Roku, Inc., SiriusXM Holdings Inc., The Walt Disney Company, Versant Media Group, Inc. and Warner Bros. Discovery, Inc. were also included to round out the 2025 Peer Group. Certain companies that are no longer publicly traded, are in the process of being acquired or were deemed too small to be comparable were eliminated from the list this year, including AMC Networks Inc., Clear Channel Outdoor Holdings, Inc., TEGNA Inc., The E.W. Scripps Company, and The Interpublic Group of Companies, Inc.

Compensation Risk Considerations

The Compensation Committee has reviewed our executive and non-executive compensation programs and believes that they do not encourage excessive or unnecessary risk taking. As further explained below, the Compensation Committee believes that any risk inherent in our compensation programs is unlikely to have a material adverse effect on us. In designing and administering our award structure, we and the Compensation Committee worked closely with Meridian to mitigate any risks and to minimize the creation of imprudent incentives for our executives. The Compensation Committee believes that our performance-based compensation does not encourage unnecessary risks because the executive pay mix is sufficiently diversified over several performance metrics as well as over short- and long-term compensation.

Our compensation program includes the following features to prevent and safeguard against excessive risk- taking:

•
Compensation program considers advice from an independent expert consultant;
•
Payments under our short-term cash incentive program are based upon the Compensation Committee’s certification and review of a variety of performance metrics, thereby diversifying the risk associated with any single performance indicator;
•
Long-term equity compensation awards have performance requirements and/or service vesting periods, which encourage our executives to focus on the long-term performance of the Company and its stock price;
•
Stock ownership guidelines which require executives to hold stock, RSUs and/or PSUs focus executives on the long-term performance of the Company and its stock price;
•
A compensation mix is balanced among fixed and variable components, annual and long-term compensation, and cash and equity that reward performance in the Company’s and our executives’ long-term best interests;
•
Incentive compensation plans that cap the maximum payout and discourage excessive risk-taking;
•
Discretion to reduce payments under our short-term cash incentive program;
•
Adoption of a clawback policy in accordance with the 2023 SEC and exchange listing rules; and
•
A general prohibition against hedging or pledging any Company securities.

We believe that our executive compensation program appropriately rewards our executive officers for sustained performance, without giving unnecessary weight to any one factor or type of compensation, and discourages excessive risk-taking. Our compensation structure is designed to encourage sustained performance over a long-term period. Based on the foregoing, the Compensation Committee has concluded that the risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect.

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Compensation Discussion and Analysis

Determination of Compensation

The Compensation Committee reviewed compensation levels for our Named Executive Officers for 2025 and considered various factors, including the executive’s performance, the compensation level of competitive jobs at peer companies and the financial performance of the Company. For the executive officers, other than our Chief Executive Officer, the Compensation Committee considers the recommendations of our Chief Executive Officer. The Compensation Committee approves (and with respect to our Chief Executive Officer, recommends to the independent members of the Board of Directors for approval), the primary components of compensation for the Named Executive Officers, including any annual cash bonus and grant of stock-based long-term incentive compensation. The compensation levels and structure for our Chief Executive Officer were determined by the Compensation Committee, in consultation with Meridian, in connection with the negotiation of his August 2022 employment contract, and were based on his and the Company’s historical performance and the compensation amount and structure for CEOs of our peers at the time. The terms of the CEO’s short-term compensation and the structure of the CEO’s long-term compensation are described in the CEO’s employment contract. Each year, the Compensation Committee, in consultation with Meridian, reviews the CEO’s total cash compensation levels and sets the amount of RSUs and PSUs to be granted to the CEO based on a review of peer group CEO compensation as well as the CEO’s and Company’s performance. The structure of the CEO’s long-term compensation beginning with fiscal year 2026 was amended in connection with his new employment contract. The changes are described below.

Key Metrics Used for Performance Measures

Short-Term Incentive Compensation

For purposes of determining eligibility for annual cash bonus payments, the Company utilizes Net Revenue and Adjusted EBITDA (which is calculated in a manner consistent with the calculation of EBITDA that is referenced in the employment agreement) compared to budgets (i.e. “targets”) approved by the Board of Directors. Budgets take into consideration the overall market environment for the Company as well as the Company’s assets and operational initiatives. Historically, budgets have been set to incentivize management to achieve its best. In the past three years, not all NEOs have achieved target payouts, demonstrating the rigor of the targets that are set.

Net revenue represents revenue recognized, net of allowances and credits, in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). For short‑term incentive compensation awarded in 2025, the Company applied the 2023 definition of Adjusted EBITDA for CEO and COO, and applied the current definition of Adjusted EBITDA for all other NEOs. Refer to Appendix B for the 2023 definition of Adjusted EBITDA and the current definition of Adjusted EBITDA, as well as reconciliations to the most directly comparable U.S. GAAP measures.

Long-Term Incentive Compensation

For purposes of determining eligibility for performance vesting under stock-based long-term incentive awards, the Company utilizes Company total stockholder return against a peer group and Adjusted Free Cash Flow. Total stockholder return and the related peer groups are defined in the applicable employment agreements (see “Employment Agreements” section below). Refer to Appendix B for the definition of Adjusted Free Cash Flow, as well as reconciliations to the most directly comparable U.S. GAAP measures. For additional information on the performance of these measures, see discussion in the “Elements of Compensation—Annual Cash Bonuses” and “Elements of Compensation—Stock-Based Long-Term Incentive Compensation”.

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Compensation Discussion and Analysis

Elements of Compensation

The principal elements of the Company’s executive compensation consist of (i) base salary, (ii) annual cash bonuses, (iii) restricted stock units (performance-based and time-based), (iv) perquisites and other compensation, (v) health benefits, and (vi) severance benefits and change in control provisions.

The elements of executive compensation are structured to pay for performance and strike a balance between performance and risk taking. We achieve these goals by offering both short-term and long-term incentive awards, which include a mix of both time- and performance-based vesting requirements, each of which aligns the interests of our executives with our stockholders and encourages focus on both short and long-term success. The compensation mix delivered in 2025 to the CEO and other NEOs based on the values disclosed in the Summary Compensation Table, was as follows:

30%

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Compensation Discussion and Analysis

Summary Compensation Structure for CEO and Other NEOs

COMPONENTS OF COMPENSATION, RATIONALE AND PROCESS
Component	CEO	Other NEOs
Base Salary Cash Fixed
•
To provide competitive fixed pay for job responsibilities
•
No contractual increases; Any increases are discretionary and determined annually by the Compensation Committee
•
Total CEO compensation annually reviewed (but subject to the terms of the employment agreement) by the Compensation Committee with market and other perspective provided by Meridian

•
To provide competitive fixed pay for job responsibilities
•
No contractual increases; New contracts and any proposed annual increases as determined by the CEO are discretionary and approved by the Compensation Committee in connection with the annual budget approval process, or ad hoc, as necessary

Bonus Cash Performance Metric and Discretionary Components
•
Structured to incentivize financial performance for key financial metrics at or above Board-approved budgeted levels
•
Performance Metrics and Weighing:

– 35% based on Adjusted EBITDA,

– 35% based on Net Revenue, and

– 30% based on individual performance

•
Target: 200% of Base Salary
•
Payout Leverage: 0% to 200% of Target depending on achievement levels
•
Compensation Committee certifies achievement of financial performance metrics and determines discretionary payout based on key accomplishments and approves overall payout
•
Total CEO compensation annually reviewed (but subject to the terms of the employment agreement) by the Compensation Committee with market and other perspective provide by Meridian

•
Structured to incentivize financial performance for key financial metrics at or above Board-approved budgeted levels
•
Performance metrics typically based on Company-wide or specific division Adjusted EBITDA, Net Revenue and individual performance

– For COO: 65% based on Adjusted EBITDA and 35% based on individual performance

– For CFO: 50% based on Net Revenue or Adjusted EBITDA and 50% based on individual performance

– For President, Networks: 30% based on Net Revenue or Adjusted EBITDA and 70% based on individual performance

– For President, Distribution and Strategy: 100% based on individual performance, informed in part by Company Adjusted EBITDA or Company Net Revenue

•
Target:

– For COO: 125% of Base Salary

– For CFO: 100% of Base Salary or such other amount up to 150% of Base Salary as approved by CEO and Compensation Committee

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Compensation Discussion and Analysis

COMPONENTS OF COMPENSATION, RATIONALE AND PROCESS
Component	CEO	Other NEOs

– For Other NEOs: 100% of Base Salary or such other amount as approved by the CEO and Compensation Committee

•
Payout Leverage:

– For COO: 0% to 200% of Target depending on achievement levels

– For Other NEOs: None

•
CEO determines and recommends discretionary payout
•
Compensation Committee reviews performance metrics and proposed discretionary payout based on key accomplishments and approves overall payout

Restricted Stock Units Equity Time-Based Awards
•
Designed to retain executives and align interest with stockholders
•
Reflects 50% of equity award in 2025 and 40% of equity award in 2026
•
Vesting Period: 2 Years, Ratable annually in 2025 and 3 Years, ratable annually in 2026
•
Compensation Committee annually sets award dollar amount
•
Total CEO compensation annually reviewed (but subject to the terms of the employment agreement) by the Compensation Committee with market and other perspective provided by Meridian

•
Designed to retain executives and align interest with stockholders
•
Vesting Period: 3 Years, Ratable
•
Reflects 50% of equity award
•
CEO recommends annual grants to Compensation Committee which reviews and approves all grants

Performance Restricted Stock Units Equity Performance Metrics
•
Designed to align pay and performance as they are only earned if specific performance targets are met
•
Reflects 50% of equity award in 2025 and 60% of equity award in 2026
•
Performance Metric: Relative TSR for the 2025 award and Relative TSR and Adjusted Free Cash Flow, weighted 50% each, for the 2026 award
•
Measurement Period: 1 Year for 2025 award and 2 Years, measured on a cumulative basis for 2026 award

•
Designed to align pay and performance as they are only earned if specific performance targets are met
•
Reflects 50% of equity award
•
Performance Metric: 50% Relative TSR and 50% cumulative Adjusted Free Cash Flow
•
Measurement Period: 2 Years;
Measured on a cumulative basis
•
Vesting Period: 3 Years, Cliff vesting
•
Payout Leverage for Relative TSR Component:

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Compensation Discussion and Analysis

COMPONENTS OF COMPENSATION, RATIONALE AND PROCESS
Component	CEO	Other NEOs

•
Vesting Period: 2 Years, Ratable annually for 2025 award; and 3 Years, Cliff vesting for 2026 award
•
Payout Leverage: 0% to 200% of Target depending on achievement levels (Threshold: 35th percentile, Target: 51st percentile, Stretch: 66th percentile; Max: 81st percentile)
•
Compensation Committee annually sets target award dollar amount
•
Total CEO compensation annually reviewed (but subject to the terms of the employment agreement) by the Compensation Committee with market and other perspective provided by Meridian
•
Other changes applicable to 2026 grant (not described above):

– Payout for Relative TSR component capped at the “target” level if absolute TSR is negative

– For COO: 0% to 200% of Target depending on achievement levels (Threshold: 35th percentile, Target: 51st percentile, Stretch: 66th percentile; Max: 81st percentile)

– For Other NEOs: 0% to 150% of Target depending on achievement levels (Threshold: 25th percentile, Target: 50thpercentile, Max: 75th percentile)

– Payout capped at the “target” level if absolute TSR is negative

•
Payout Leverage for LTIP Adjusted Free Cash Flow:

– 0% to 150% of Target depending on achievement levels (Threshold: 85%, Target: 100%, Max: 115%)

•
CEO recommends annual grants to Compensation Committee which reviews and approves all grants

Severance and Change in Control Provisions
•
Change-in-Control (“CIC”) cash severance double trigger
•
Cash severance: 2x base salary and target bonus
•
Automatic acceleration of equity vesting in the event of a qualifying termination or in the event of a change in control
•
No gross up of excise taxes

•
CIC cash severance double trigger for change in control event
•
Cash severance:

− COO: 2x base salary and target bonus

− Other NEOs: 1x base salary and target bonus

•
Automatic acceleration of equity vesting in the event of change of control
•
No gross up of excise taxes

Other Perquisites and other compensation, health benefits
•
Perquisites include use of a Company automobile, cell phone stipend, personal use of private plane stipend, and 401(k) plan
•
Health benefits are consistent with those provided to all employees of the Company
• Perquisites include an automobile stipend, cell phone stipend, and 401(k) plan • Health benefits are consistent with those provided to all employees of the Company

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Compensation Discussion and Analysis

Base Salary

As of December 31, 2025, the annual base salary of each of the Company’s Named Executive Officers are as follows:

Name	Title	Base Salary ($)
Perry A. Sook	Chairman and Chief Executive Officer	$3,000,000
Michael Biard	President and Chief Operating Officer	2,000,000
Lee Ann Gliha	Executive Vice President and Chief Financial Officer	1,000,000
Dana Zimmer	President, Distribution and Strategy	1,200,000
Sean Compton	President, Networks	1,000,000

The annual base salary of each of the Company’s Named Executive Officers is established by their respective individual employment agreements. The purpose of the base salary is to provide each Named Executive Officer with cash compensation that is not variable in nature and that is generally competitive with our peer group. The base salary is established based on the scope of the executive’s responsibilities, taking into account compensation paid by peer group companies for similar positions. Generally, the executives’ base salaries are determined with reference to the median market pay level of our peer group companies, but individual officer salary levels may fall above or below median for a variety of reasons, including scope of role, experience, tenure, performance, retention concerns or other relevant factors.

Our NEOs’ employment agreements generally provide for discretionary adjustments to base salary. Our NEOs base salaries were not increased in 2025. See the “Employment Agreements” section of this Proxy Statement for a discussion of the employment agreements with our Named Executive Officers.

Annual Cash Bonuses

Each of our Named Executive Officers is eligible to earn an annual cash bonus based on the quantitative and qualitative criteria described in each Named Executive Officer’s employment agreement and summarized below.

The targets and actual cash bonuses earned by our Named Executive Officers for the year 2025 are as follows:

NEO	Base Salary	Target Bonus (% of Base Salary)	Financial Weighting	Discretionary Weighting	Financial Performance (% of Target)	Discretionary Performance (% of Target)	Bonus Payout
Perry A. Sook	$3,000,000	200%	70%	30%	97%	150%	$6,785,072
Chairman and Chief Executive Officer
Michael Biard	2,000,000	125%	65%(a)	35%(a)	98%	125%	2,678,993
President and Chief Operating Officer
Lee Ann Gliha	1,000,000	100%	50%	50%	100%	150%	1,250,000
EVP and Chief Financial Officer
Dana Zimmer	1,200,000	100%	N/A	100%	N/A	110%	1,320,000
President, Distribution and Strategy
Sean Compton	1,000,000	100%	30%(b)	70%(b)	100%	110%	1,070,000
President, Networks
(a)
In 2025, Mr. Biard’s bonus was calculated based on 65% financial components and 35% discretionary components. This is a change from 2024, when his bonus was calculated based on 50% financial components and 50% discretionary components. This change was contemplated in connection with Mr. Biard’s employment contract which commenced in August 2023. The rationale for the increase in financial components in the 2025, the second full year of his employment, is that he would have been able to have a greater impact on the financial performance of the company in his second year than in his first.
(b)
In 2025, Mr. Compton’s bonus formulation was adjusted to better align his financial targets with the other NEOs. His 2025 financial targets were based on the Company’s Net Revenue and/or Adjusted EBITDA performance, similar to the targets of the CEO, COO and CFO. His 2025 discretionary targets included a number of goals regarding the businesses he oversees as described herein.

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Compensation Discussion and Analysis

Annual Bonus Opportunity and 2025 Actual Results – Mr. Sook

As provided in his employment agreement, as amended on August 1, 2022 (which was further amended effective April 1, 2026), Mr. Sook is eligible to receive an annual bonus with a “Target” amount equal to 200% of his annual base salary, subject to increase or decrease based on the criteria set forth in the tables below and approval of the Compensation Committee. The Compensation Committee may alter the criteria set forth in the tables below as circumstances warrant and in consultation with Mr. Sook:

Component	Weight	No Payout	Threshold	Target	Maximum
Adjusted EBITDA(a)	35%	< 85% of Target	85% of Target	Budget(d)	105% of Target
Net Revenues(a)	35%	< 85% of Target	85% of Target	Budget(d)	105% of Target
Individual Performance(b)	30%	Discretionary
Payout Opportunity(c)	100%	0% (no payout)	100% of Base Salary	200% of Base Salary	400% of Base Salary
(a)
As defined in Mr. Sook’s prior employment agreement in effect until April 1, 2026, which is consistent with the Company’s presentation of non-GAAP financial metrics during 2023. In 2024, the Company changed its external presentation of financial metrics. A reconciliation is provided in this document and on the Company’s website. Mr. Sook’s April 2026 employment agreement applies the current definition of Adjusted EBITDA, as described in “Key Metrics Used for Performance Measures” and Exhibit B hereto.
(b)
Individual performance is determined at the Compensation Committee’s discretion based on the executive’s achievement of objectives established by the compensation committee.
(c)
Payouts are interpolated for performance between Threshold, Target and Maximum levels.
(d)
Budget reflects the annual budget approved by the Board of Directors in Q1 of each fiscal year.

($ in millions, except payout amounts)		Bonus Criteria / Payouts				Actual as a % of Target
Component	Criteria	2025 Threshold	2025 Target	2025 Maximum	2025 Actual
Adjusted EBITDA(a)	35% earned if the Company achieves its Adjusted EBITDA Target for the applicable year	$1,331(a)	$1,566(a)	$1,644(a)	$1,556(a)	99%
Adjusted EBITDA Bonus Payout (35% of Total)		$1,050,000	$2,100,000	$4,200,000	$2,048,621	98%
Net Revenue	35% earned if the Company achieves its Net Revenue Target for the applicable year	$4,245	$4,994	$5,244	$4,949	99%
Net Revenue Bonus Payout (35% of Total)		$1,050,000	$2,100,000	$4,200,000	$2,036,451	97%
Individual Performance	30% earned at the discretion of the Compensation Committee based on Mr. Sook’s achievement of the objectives established by the Committee and/or Board at the beginning of the applicable fiscal year				Approved by the Compensation Committee
Individual Performance Bonus Payout (30% of Total)		$900,000	$1,800,000	$3,600,000	$2,700,000	150%
Total Bonus Payout		$3,000,000	$6,000,000	$12,000,000	$6,785,072	113%

(a) As defined in Mr. Sook’s employment agreement which is consistent with the Company’s presentation of non-GAAP financial metrics during 2023. In 2024, the Company changed its external presentation of financial metrics. A reconciliation is provided in this document and on the Company’s website.

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Compensation Discussion and Analysis

For his 2025 annual bonus, Mr. Sook earned 150% of the discretionary portion of his bonus. The discretionary portion of Mr. Sook’s bonus was determined based on his accomplishments of a number of individual performance achievements during 2025, supporting his payout, including:

•
Leading the Company in achieving a record odd-year annual net revenue of $4.9 billion and Adjusted EBITDA of $1.6 billion,
•
Overseeing the acquisition of TEGNA Inc. in a transaction valued at $6.2 billion which closed on March 19, 2026,
•
Continuing to support deregulation of the broadcast television industry,
•
Overseeing the successful renewal of distribution agreements in the fourth quarter, covering more than 60% of subscriber base, and
•
Directing the development of new longer-term revenue initiatives including deployment of ATSC 3.0 and the ability to transact linear advertising via programmatic or automated technologies.

Annual Bonus Opportunity and 2025 Actual Results – Mr. Biard

As provided in his employment agreement dated August 21, 2023, Mr. Biard is eligible to receive an annual bonus with a “Target” amount equal to 125% of his annual base salary, subject to increase or decrease based on the criteria set forth in the tables below and approval of the Compensation Committee. The Compensation Committee may alter the criteria set forth in the tables below as circumstances warrant and in consultation with Mr. Biard:

Component	Weight	No Payout	Threshold	Target	Maximum
Adjusted EBITDA(a)	65%	< 85% of Target	85% of Target	Budget(d)	105% of Target
Individual Performance(b)	35%	Discretionary
Payout Opportunity(c)	100%	0% (no payout)	62.5% of Base Salary	125% of Base Salary	250% of Base Salary

(a) As defined in Mr. Biard’s employment agreement which is consistent with the Company’s presentation of non-GAAP financial metrics during 2023. In 2024, the Company changed its external presentation of financial metrics. A reconciliation is provided in this document and on the Company’s website.

(b) Individual performance is determined at the CEO and Compensation Committee’s discretion based on the executive’s achievement of objectives established by the CEO and/or Compensation Committee.

(c) Payouts are interpolated for performance between Threshold, Target and Maximum levels.

(d) Budget reflects the annual budget approved by the Board of Directors in Q1 of each fiscal year.

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Compensation Discussion and Analysis

($ in millions, except payout amounts)		Bonus Criteria / Payouts				Actual as a % of Target
Component	Criteria	2025 Threshold	2025 Target	2025 Maximum	2025 Actual
Adjusted EBITDA(a)	65% earned if the Company achieves its Adjusted EBITDA Target for the applicable year	$1,331(a)	$1,566(a)	$1,644(a)	$1,556(a)	99%
Adjusted EBITDA Bonus Payout (65% of Total)		$812,500	$1,625,000	$3,250,000	$1,585,243	98%
Individual Performance	35% earned at the discretion of our Chief Executive Officer and/or Compensation Committee				Approved by the Compensation Committee
Individual Performance Bonus Payout (35% of Total)		$437,500	$875,000	$1,750,000	$1,093,750	125%
Total Bonus Payout		$1,250,000	$2,500,000	$5,000,000	$2,678,993	107%
(a)
As defined in Mr. Biard’s employment agreement which is consistent with the Company’s presentation of non-GAAP financial metrics during 2023. In 2024, the Company changed its external presentation of financial metrics. A reconciliation is provided in this document and on the Company’s website.

For his 2025 annual bonus, Mr. Biard earned 125% of the discretionary portion of his bonus. The discretionary portion of Mr. Biard’s bonus was determined based on his accomplishments of a number of individual performance achievements during 2025, supporting his payout, including:

•
Oversaw the negotiation of distribution contracts representing approximately 60% of our subscriber base as well as new affiliation agreements with ABC and MyNetwork,
•
Installed new national, political and advertising sales leadership,
•
Supported negotiations for new sports programming contracts for The CW, including an expanded Pac-12 agreement and new agreements with the Mountain West Conference for football and basketball games, the Professional Bull Riders, and the Professional Bowlers Association, among others,
•
Launched EdgeBeam Wireless, LLC, a joint venture with industry peers to provide wireless data services, and
•
Supported the regulatory review of the acquisition of TEGNA Inc.

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Compensation Discussion and Analysis

Annual Bonus Opportunity and 2025 Actual Results – Ms. Gliha

As provided in her amended employment agreement effective January 1, 2024, Ms. Gliha is eligible to receive an annual bonus of up to 100% of her base salary (or in excess of such amount, up to 150% of base salary, as the CEO, with the approval of the Compensation Committee, may determine appropriate) as follows:

($ in millions, except payout amounts) Criteria	2025 Target	2025 Actual	Actual as a % of Target
50% earned if the Company exceeds 90% of budget for either metric for the applicable year:
Net Revenue	$4,994	$4,949	99%
Adjusted EBITDA(a)	$1,570	$1,561	99%
Financial Metric Bonus Payout (50% of Total)	$500,000	$500,000	100%
50% earned at the discretion of our Chief Executive Officer and/or Compensation Committee		Approved by the CEO and Compensation Committee
Individual Performance Bonus Payout (50% of Total)	$500,000	$750,000	150%
Total Bonus Payout	$1,000,000	$1,250,000	125%

(a) As defined in connection with the Company’s 2025 budget which is consistent with the Company’s presentation of financial metrics. A reconciliation is provided in this document and on the Company’s website.

For her 2025 annual bonus, Ms. Gliha earned 150% of the discretionary portion of her bonus. The discretionary portion of Ms. Gliha’s bonus was determined based on her accomplishments of a number of individual performance achievements during 2025, supporting her payout, including:

•
Integrally involved in the development, structuring, due diligence, financing and negotiation of the acquisition of TEGNA which closed on March 19, 2026,
•
In-depth evaluation of various other potential acquisitions,
•
Led the annual stockholder outreach initiative, numerous institutional investor conferences, non-deal roadshows and engaging with over 640 investors during 2025, and
•
Successfully completed the refinancing of senior secured credit facilities on June 27, 2025, reducing the interest margin, increasing capacity under our revolver, and extending the maturities.

Annual Bonus Opportunity and 2025 Actual Results – Ms. Zimmer

As provided in her employment agreement, as amended on September 19, 2023, Ms. Zimmer is eligible to receive a discretionary annual bonus of up to one hundred percent (100%) of base salary (or in excess of such amount, as the CEO, with approval of the Compensation Committee may determine appropriate) based on overall performance of the Company (informed by achievement of the budgeted revenue and profit goals for the fiscal year) as well as the executive’s individual performance, as determined by the Compensation Committee.

For fiscal year 2025, Ms. Zimmer earned 110% of her bonus ($1,320,000 of her $1,200,000 bonus target) her number of individual performance achievements during 2025, supporting her payout, including:

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Compensation Discussion and Analysis

•
Successfully negotiating the renewal of distribution agreements, representing more than 60% of subscriber base on terms favorable to the Company,
•
Leading the successful renewal of affiliation agreements with ABC, MyNetworkTV and The CW, and
•
Leading the successful renewal of The CW’s affiliation agreements, representing approximately 69% of the network’s subscriber base.

Annual Bonus Opportunity and 2025 Actual Results – Mr. Compton

As provided in his employment agreement dated September 19, 2023, as amended May 2, 2025, Mr. Compton is eligible to receive an annual bonus of up to one hundred percent (100%) of base salary (or in excess of such amount, as the CEO, with approval of the Compensation Committee, may determine appropriate) based on overall performance of the Company (including achievement of the budgeted revenue and profit goals for the fiscal year) as well as the executive’s individual performance. Mr. Compton’s 2025 annual bonus was determined by the Compensation Committee as follows:

($ in millions, except payout amounts) Criteria	2025 Target	2025 Actual	Actual as a % of Target
30% earned if the Company exceeds 90% of budget for either metric for the applicable year:
Net Revenue	$4,994	$4,949	99%
Adjusted EBITDA	$1,570	$1,561	99%
Financial Metric Bonus Payout (30% of Total)	$300,000	$300,000	100%
70% earned at the discretion of our Chief Executive Officer and/or Compensation Committee		Approved by the CEO and Compensation Committee
Individual Performance Bonus Payout (70% of Total)	$700,000	$770,000	110%
Total Bonus Payout	$1,000,000	$1,070,000	107%

Mr. Compton earned 110% of the discretionary portion of his bonus. The discretionary portion of Mr. Compton’s bonus was determined based on his accomplishments of a number of individual performance achievements during 2025, supporting his payout, including:

•
Exceeding the budget for Adjusted EBITDA for the Networks division for 2025, including for The CW and NewsNation by reducing expenses, growing revenue and investing in sports and news programming,
•
Achieving year-over-year growth in total viewership at The CW by 19%, ranking as #2 fastest growing network in 2025, and
•
Achieving the strongest year ever in total day, prime and daytime total viewers for NewsNation, growing total day viewers 19% year-over-year in 2025.

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Compensation Discussion and Analysis

Stock-Based Long-Term Incentive Compensation

The Compensation Committee believes that grants of stock-based awards are the most appropriate form of long-term compensation because they provide incentives to promote the long-term success of the Company in line with stockholders’ interests. The Company’s equity incentive plans are intended to motivate and reward the Company’s officers and to retain their continued services while providing long-term incentive opportunities including the participation in the long-term appreciation of our common stock value.

The Compensation Committee grants stock-based awards to the Named Executive Officers other than our Chief Executive Officer based on the recommendations of the Chief Executive Officer, who evaluates their performance against the goals established at the beginning of each year. The Compensation Committee has allocated performance-based and time-based compensation evenly when determining the stock-based long-term compensation awarded decisions for our Named Executive Officers.

As of December 31, 2025, Nexstar maintains one equity compensation plan – the 2019 Long-Term Equity Incentive Plan, approved by Nexstar’s majority stockholders on June 5, 2019 (the “2019 Plan”), which provides for the granting of stock options, stock appreciation rights, RSUs and PSUs to directors, employees or consultants of Nexstar. Since 2017, awards made under the Company’s equity plans have consisted exclusively of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”).

At the Annual Meeting, our stockholders are being asked to approve the Nexstar Media Group, Inc. 2026 Long-Term Omnibus Incentive Plan, as described in “Proposal 4—Approval of the Nexstar Media Group, Inc. 2026 Long-Term Omnibus Incentive Plan.”

During 2025, each of our Named Executive Officers received stock awards under the 2019 Plan, each comprised 50% of RSUs and 50% PSUs as described below.

Time-Based Restricted Stock Units (RSUs)

During 2025, RSUs were granted to the Named Executive Officers as set forth below:

	Grant Date	# of RSUs Granted	Vesting Schedule
Perry A. Sook	3/1/2025	73,899	2 years (50% per year)
Michael Biard	3/24/2025	7,500	3 years (33% per year)
Lee Ann Gliha	3/24/2025	5,625	3 years (33% per year)
Dana Zimmer	3/24/2025	3,000	3 years (33% per year)
Sean Compton	3/24/2025	3,000	3 years (33% per year)

In the event of Mr. Sook’s termination for any reason other than by the Company for Cause or by Mr. Sook without Good Reason (each, as defined in his employment agreement), any unvested RSUs will immediately vest in full.

For stock awards granted to NEOs other than the CEO, vesting is subject to continued employment through the applicable vesting date, and subject to the Compensation Committee’s discretion, all unvested RSUs are forfeited upon the executive’s termination for any reason.

In the event of a Change in Control (as defined in the 2019 Long-Term Equity Incentive Plan), all unvested RSUs shall immediately vest.

2026 Changes to Structure of CEO RSUs

In 2026, the Company revised the structure of Mr. Sook’s long-term incentive equity award so that RSUs comprised 40% of the award, with such RSUs vesting over a period of 3 Years (ratable annually).

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Compensation Discussion and Analysis

Performance-Based Restricted Stock Units (PSUs)

During 2025, PSUs were granted to the Named Executive Officers as follows:

	Grant Date	# of PSUs Granted
Perry A. Sook	3/1/2025	73,899
Michael Biard	3/24/2025	7,500
Lee Ann Gliha	3/24/2025	5,625
Dana Zimmer	3/24/2025	3,000
Sean Compton	3/24/2025	3,000

2025 PSUs Awarded to Mr. Sook

The PSUs granted to Mr. Sook in 2025 (target PSUs of 73,899) were/are eligible to time-vest 36,949 on March 2, 2026 (the “first vesting date”) and 36,950 on March 3, 2027 (the “second vesting date”). The PSUs were eligible to performance-vest based upon the Company’s achievement of one-year total stockholder return (“TSR”) against the peer group defined in the award agreement, which includes the companies in the table below for the period February 28, 2025 to March 2, 2026, and were/are eligible to fully vest on the applicable vesting date subject to Mr. Sook’s continued employment through the applicable vesting date. No calculation is required on the second vesting date, since the performance condition was measured as of March 2, 2026.

Peer Group For 2025 PSUs Awarded to Mr. Sook

Warner Bros. Discovery, Inc.	Fox Corporation
The E.W. Scripps Company	Sinclair, Inc.
Clear Channel Outdoor Holdings, Inc.	Paramount Skydance Corporation
iHeartMedia, Inc.	Omnicom Group Inc.
Gray Media, Inc.	AMC Networks Inc.
TEGNA Inc.(1)	Sirius XM Holdings Inc.

(1)
Nexstar acquired TEGNA on March 19, 2026.

Level	Relative TSR vs Peer Group	Percentage of PSUs to Performance Vest
Below Threshold	< 35th Percentile	No vesting
Threshold	35th to 50thPercentiles	80% of Target
Target	51st to 65thPercentiles	100% of Target
Stretch	66th to 80thPercentiles	150% of Target
Maximum	81st and > Percentiles	200% of Target

Note: Vesting is interpolated between Threshold, Target, Stretch and Maximum.

As of March 2, 2026, the Compensation Committee certified achievement of the relative TSR condition at 75th percentile thus, Mr. Sook’s PSUs were deemed contingently earned at 180% of target as of March 2, 2026. As a result, Mr. Sook fully vested in 66,508 PSUs as of March 2, 2026 and will fully vest in 66,510 PSUs on March 3, 2027, subject to his continued employment through such date (subject to certain termination provisions).

In the event of Mr. Sook’s termination for any reason other than by the Company for Cause or by Mr. Sook without Good Reason (each, as defined in his employment agreement), any unvested PSUs will vest at the greater of actual or target level of performance (i.e., he would fully vest in 66,510 PSUs upon such date of termination).

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Compensation Discussion and Analysis

2025 PSUs Awarded to Mr. Biard

The PSUs granted to Mr. Biard in 2025 (target PSUs of 7,500) were/are eligible to time-vest based on the below schedule.

Tranche	Measurement Period	Adjusted Free Cash Flow Target	Vesting Date	Number of Target Shares
Tranche 1	1/1/2025 - 12/31/2025	$788 million	3/24/2026	1,875
Tranche 2	1/1/2025 - 12/31/2026	As defined in award agreement (a)	3/24/2027	1,875
Tranche 3	1/1/2025 - 12/31/2026	As defined in award agreement (a)	3/24/2028	3,750
(a)
Adjusted Free Cash Flow target includes non-public confidential information that will only be published upon the completion of the vesting period in the Company’s 2027 proxy statement.

The PSUs were/are eligible to (i) 50% performance-vest based on total stockholder return (“TSR”) against the peer group defined in the award agreement and (ii) 50% performance-vest based on adjusted free cash flow performance against target. Each tranche will performance-vest based on the below vesting grid.

(i) TSR Vesting Grid

Level	Relative TSR vs Peer Group	Percentage of PSUs to Performance Vest
Below Threshold	< 35th Percentile	No vesting (i.e. forfeiture)
Threshold	35th to 50th Percentiles	80% of Target
Target	51st to 65th Percentiles	100% of Target
Stretch	66th to 80th Percentiles	150% of Target
Maximum	81st and > Percentiles	200% of Target

(ii) Adjusted Free Cash Flow Vesting Grid

Level	Adjusted Free Cash Flow % of Target	Percentage of PSUs to Performance Vest
Below Threshold	< 85%	No vesting (i.e. forfeiture)
Threshold	85% to 99.99%	50% of Target
Target	100% to 114.99%	100% of Target
Maximum	115%+	150% of Target

Note: Vesting is interpolated between Threshold, Target, Stretch and Maximum.

As of March 24, 2026, the Compensation Committee certified achievement of the relative TSR condition at 42nd percentile and 107.76% of Adjusted Free Cash Flow target during the period January 1, 2025 to December 31, 2025 thus, Mr. Biard’s PSUs were deemed contingently earned at 107.04% of target as of March 24, 2026. As a result, Mr. Biard fully vested in 2,007 PSUs as of March 24, 2026.

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Compensation Discussion and Analysis

2025 PSUs Awarded to Ms. Gliha

The PSUs granted to Ms. Gliha in 2025 (target PSUs of 5,625) were/are eligible to time-vest based on the below schedule.

Tranche	Measurement Period	Adjusted Free Cash Flow Target	Vesting Date	Number of Target Shares
Tranche 1	1/1/2025 - 12/31/2025	$788 million	3/24/2026	1,407
Tranche 2	1/1/2025 - 12/31/2026	As defined in award agreement (a)	3/24/2027	1,406
Tranche 3	1/1/2025 - 12/31/2026	As defined in award agreement (a)	3/24/2028	2,812
(a)
Adjusted Free Cash Flow target includes non-public confidential information that will only be published upon the completion of the vesting period in the Company’s 2027 proxy statement.

The PSUs were/are eligible to (i) 50% performance-vest based on total stockholder return (“TSR”) against the peer group defined in the award agreement and (ii) 50% performance-vest based on adjusted free cash flow performance against target. Each tranche will performance-vest based on the below vesting grid.

(i) TSR Vesting Grid

Level	Relative TSR vs Peer Group	Percentage of PSUs to Performance Vest
Below Threshold	< 25th Percentile	No vesting (i.e. forfeiture)
Threshold	25th to 49th Percentiles	50% of Target
Target	50th to 74th Percentiles	100% of Target
Maximum	75th and > Percentiles	150% of Target

(ii) Adjusted Free Cash Flow Vesting Grid

Level	Adjusted Free Cash Flow % of Target	Percentage of PSUs to Performance Vest
Below Threshold	< 85%	No vesting (i.e. forfeiture)
Threshold	85% to 99.99%	50% of Target
Target	100% to 114.99%	100% of Target
Maximum	115%+	150% of Target

Note: Vesting is interpolated between Threshold, Target and Maximum.

As of March 24, 2026, the Compensation Committee certified achievement of the relative TSR condition at 42nd percentile and 107.76% of adjusted free cash flow target during the period January 1, 2025 to December 31, 2025 thus, Ms. Gliha’s PSUs were deemed contingently earned at 104.48% of target as of March 24, 2026. As a result, Ms. Gliha fully vested in 1,470 PSUs as of March 24, 2026.

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Compensation Discussion and Analysis

2025 PSUs Awarded to Ms. Zimmer and Mr. Compton

The PSUs granted to Ms. Zimmer and Mr. Compton in 2025 (each target PSUs of 3,000) were/are each eligible to time-vest based on the below schedule.

Tranche	Measurement Period	Adjusted Free Cash Flow Target	Vesting Date	Number of Target Shares
Tranche 1	1/1/2025 - 12/31/2025	$788 million	3/24/2026	750
Tranche 2	1/1/2025 - 12/31/2026	As defined in award agreement (a)	3/24/2027	750
Tranche 3	1/1/2025 - 12/31/2026	As defined in award agreement (a)	3/24/2028	1,500
(a)
Adjusted Free Cash Flow target includes non-public confidential information that will only be published upon the completion of the vesting period in the Company’s 2027 proxy statement.

The PSUs were/are eligible to (i) 50% performance-vest based on total stockholder return (“TSR”) against the peer group defined in the award agreement and (ii) 50% performance-vest based on adjusted free cash flow performance against target. Each tranche will performance-vest based on the below vesting grid.

(i) TSR Vesting Grid

Level	Relative TSR vs Peer Group	Percentage of PSUs to Performance Vest
Below Threshold	< 25th Percentile	No vesting (i.e. forfeiture)
Threshold	25th to 49th Percentiles	50% of Target
Target	50th to 74th Percentiles	100% of Target
Maximum	75th and > Percentiles	150% of Target

(ii) Adjusted Free Cash Flow Vesting Grid

Level	Adjusted Free Cash Flow % of Target	Percentage of PSUs to Performance Vest
Below Threshold	< 85%	No vesting (i.e. forfeiture)
Threshold	85% to 99.99%	50% of Target
Target	100% to 114.99%	100% of Target
Maximum	115%+	150% of Target

Note: Vesting is interpolated between Threshold, Target and Maximum.

As of March 24, 2026, the Compensation Committee certified achievement of the relative TSR condition at 42nd percentile and 107.76% of adjusted free cash flow target during the period January 1, 2025 to December 31, 2025 thus, Ms. Zimmer and Mr. Compton’s PSUs were deemed contingently earned at 104.53% of target as of March 24, 2026. As a result, Ms. Zimmer and Mr. Compton each fully vested in 784 PSUs as of March 24, 2026.

In each case (other than Mr. Sook’s PSUs described above), subject to the Compensation Committee’s discretion, all unvested PSUs are forfeited upon the executive’s termination for any reason. In the event of a Change in Control (as defined in the 2019 Plan), all unvested PSUs shall immediately vest at target (i.e., 100% of the PSUs would vest).

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Compensation Discussion and Analysis

2025 Vesting of Prior Year PSU Awards

In 2025, 3,108 PSUs for Mr. Biard, 4,718 PSUs for Ms. Gliha, 4,124 PSUs for Ms. Zimmer and 4,124 PSUs for Mr. Compton vested upon achievement of the relevant targets, as follows:

	PSU Performance Vesting Criteria / Target	Performance Period	Threshold	Actual Results	% Payout	Vested PSUs in 2025
Michael Biard	Relative TSR of the Company’s stock price performance versus its peer group as defined in the Company’s 2024 proxy statement	5/15/24 - 5/15/25	>35th percentile	58th percentile	124.33%	3,108
Lee Ann Gliha	Relative TSR of the Company’s stock price performance versus its peer group as defined in the Company’s 2024 proxy statement	5/15/24 - 5/15/25	>50th percentile	58th percentile	100%	1,875
		5/31/24 – 5/30/25	>50th percentile	67th percentile	100%	1,593
		8/7/24 – 8/7/25	>50th percentile	69th percentile	100% Total	1,250 4,718
Dana Zimmer	Budgeted Distribution Revenue(1)	FY 2024	At or above 95% of Target	99%(3)	100%	4,124
Sean Compton	Budgeted Networks Net Revenue(2) and/or Budgeted Adjusted EBITDA(2)	FY 2024	At or above 90% of Target	94%(3)	100%	4,124
			At or above 90% of Target	NM(3)

NM - Not meaningful

(1)
The Company’s distribution revenue for the applicable year must be at or above ninety-five percent (95%) of its budgeted distribution revenue for such year.
(2)
The Company’s network division’s net revenue and/or Adjusted EBITDA for the applicable year must be at or above ninety percent (90%) of its budget for such year.
(3)
The Target and Actual financial information are not disclosed as this information could imply the revenue associated with the disruption which could create harm to the Company in future negotiations with customers.

2026 Changes to Structure of PSUs

In 2026, the PSUs awarded to the CEO (i) reflected 60% of the 2026 long-term incentive equity award, (ii) included two performance-based metrics (relative TSR and cumulative Adjusted Free Cash Flow) in the structure of the award instead of one (previously used only relative TSR), (iii) extended the measurement period for performance metrics (relative TSR and cumulative Adjusted Free Cash Flow) to two years, (iv) capped the payout related to the relative TSR metric at the “target” level if absolute TSR is negative, and (v) extended the PSU vesting period to three years and transitioned from annual ratable vesting to cliff vesting. In 2026, the PSUs awarded to non-CEO NEOs were adjusted to reflect 3-Year cliff vesting.

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Compensation Discussion and Analysis

Perquisites and Other Compensation

Other compensation for our Named Executive Officers includes automobile allowances paid by the Company or the value of the personal use of an automobile, group life insurance paid by the Company, 401(k) matching contributions made by the Company and cellphone reimbursements. In addition, Mr. Sook’s employment agreement provides reimbursement of up to $500,000 in total for personal aircraft use during each employment term under his employment agreement. Mr. Sook’s most recent employment agreement was in effect March 1, 2023 through March 31, 2026, and a renewed employment agreement term began on April 1, 2026 and will expire on March 31, 2029.

Health Benefits

All full-time employees, including our Named Executive Officers, may participate in our health benefit program, including medical, dental and vision care coverage, disability insurance and life insurance.

Severance Benefits and Change in Control Provisions

All of our Named Executive Officers have entered into employment agreements with us. These employment agreements, among other things, provide for severance compensation to be paid to the executives if they are terminated upon a change of control of the Company, or for reasons other than cause, or if they resign for good reason, as defined in the agreements. Additionally, as described above our Named Executive Officers have been granted equity awards that vest upon a Change in Control. For additional information, see the “Potential Payments Upon Termination or Change in Control” section.

Employment Agreements

The Company currently has an employment agreement in place with each of its Named Executive Officers as described below. For information about the termination and change-in-control provisions set forth in each agreement, see “Potential Payments upon Termination or Change In Control.”

Perry A. Sook

Mr. Sook is employed as Chairman of the Board and Chief Executive Officer (“CEO”) under an employment agreement with Nexstar dated January 15, 2019, as amended on August 1, 2022 (the “2022 Sook Employment Agreement”), and as further amended effective April 1, 2026 (the “2026 Sook Employment Agreement”). Mr. Sook’s employment term under the 2022 Sook Employment Agreement expired March 31, 2026 and his employment term was renewed under the 2026 Sook Employment Agreement effective April 1, 2026 and expires on March 31, 2029 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement within 90 days prior to the expiration date of the applicable term. Under both the 2022 Sook Employment Agreement and the 2026 Sook Employment Agreement, Mr. Sook was/is entitled to a base salary of $3,000,000 and an annual bonus with a target equal to 200% of base salary. See the section above titled “Annual Cash Bonus” for information about Mr. Sook’s annual bonus for 2025 pursuant to the 2022 Sook Employment Agreement.

Pursuant to the 2022 Sook Employment Agreement and the 2026 Employment Agreement, the Company shall also provide Mr. Sook with a company car and reimburse Mr. Sook in the amount up to $500,000 for his use of an aircraft for personal matters during the Term (which, for purposes of 2022 Employment Agreement is defined as the period March 1, 2023 to March 31, 2026 and for the 2026 Employment Agreement is defined as the period April 1, 2026 to March 31, 2029).

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Compensation Discussion and Analysis

Michael Biard

Mr. Biard is employed as President and Chief Operating Officer under an employment agreement with Nexstar effective August 21, 2023 (the “Biard Employment Agreement”). The initial term of the Biard Employment Agreement ends on August 20, 2027, and will automatically renew for successive one-year periods, subject to earlier termination provided under the employment agreement. Under the Biard Employment Agreement, Mr. Biard is entitled to a base salary of $2,000,000, subject to annual review and may be adjusted at the discretion of the CEO of the Company, and an annual bonus with a target amount equal to his annual base salary in effect at the end of the applicable fiscal year. See the section above titled “Annual Cash Bonus” for information about Mr. Biard’s annual bonus for 2025.

The Biard Employment Agreement entitled Mr. Biard to a relocation bonus of $30,000 in connection with the commencement of his employment in August 2023, subject to a repayment obligation on a prorated basis if Mr. Biard voluntarily terminated his employment without Good Reason (as defined in the Biard Employment Agreement) within two years of his August 21, 2023 start date. Mr. Biard earned this relocation bonus as of August 21, 2025, and the bonus became reportable in the Summary Compensation Table with respect to the fiscal year ended December 31, 2025.

Mr. Biard is also entitled to a $1,000 per month automobile allowance and a $100 per month cell phone allowance.

Lee Ann Gliha

Ms. Gliha is employed as Executive Vice President and Chief Financial Officer under an employment agreement with Nexstar dated July 26, 2021, as amended on December 18, 2023 (the “Gliha Employment Agreement”). The Gliha Employment Agreement expires on December 31, 2026 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement.

Under the Gliha Employment Agreement, Ms. Gliha is entitled to a base salary of $1,000,000, subject to annual merit increases at the discretion of the CEO, and an annual bonus up to 100% of her annual base salary in effect at the end of the applicable fiscal year (or in excess of such amount, up to a maximum of 150%, as our CEO, with the approval of the Compensation Committee of the Company’s board of directors may determine is appropriate). See the section above titled “Annual Cash Bonus” for information about Ms. Gliha’s annual bonus for 2025.

Ms. Gliha is also entitled to a $750 per month automobile allowance and a $100 per month cell phone allowance.

Dana Zimmer

Ms. Zimmer is employed as President, Distribution and Strategy under an employment agreement with Nexstar dated September 19, 2023 (the “Zimmer Employment Agreement”). The Zimmer Employment Agreement expires on September 18, 2026 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement.

Under the Zimmer Employment Agreement, Ms. Zimmer is entitled to a base salary of $1,200,000, subject to an annual review and further adjustments, and an annual bonus up to 100% of her annual base salary in effect at the end of the applicable fiscal year (or in excess of such amount, as the CEO, with the approval of the Compensation Committee may determine is appropriate). See the section above titled “Annual Cash Bonus” for information about Ms. Zimmer’s annual bonus for 2025.

Ms. Zimmer is also entitled to a $750 per month automobile allowance and a $100 per month cell phone allowance but has opted to receive these allowances beginning in April 2025.

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Compensation Discussion and Analysis

Sean Compton

Mr. Compton is employed as President, Networks under an employment agreement with Nexstar dated September 19, 2023, as amended on May 2, 2025 (the “Compton Employment Agreement”). The Compton Employment Agreement expires on September 18, 2027 and automatically renews for successive one-year periods unless either party notifies the other of its intention not to renew the agreement.

Under the Compton Employment Agreement, Mr. Compton is entitled to a base salary of $1,000,000, subject to an annual review and further adjustments, and an annual bonus, up to 100% of his annual base salary in effect at the end of the applicable fiscal year (or in excess of such amount, as the CEO, with the approval of the Compensation Committee may determine is appropriate). See the section above titled “Annual Cash Bonus” for information about Mr. Compton’s annual bonus for 2025.

Mr. Compton is also entitled to a $750 per month automobile allowance and a $100 per month cell phone allowance.

Clawback Policy

Our Clawback Policy provides for the recoupment of certain incentive-based compensation in the event that the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws (the “Clawback Policy”).

The Clawback Policy requires covered executives to reimburse to the Company, or forfeit, any excess incentive-based compensation “received” by such covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement. The amount subject to recovery is the excess of the incentive-based compensation received (i.e. any cash or equity compensation that is granted, earned or vested) based wholly or in part on the misstated financial reporting measure in the accounting restatement over the incentive-based compensation that would have been received had it been based on the restated results and must be computed without regard to any taxes paid.

The Clawback Policy applies to all current and former executive officers of the Company and such other senior executives or employees who may be subject to this Clawback Policy. The Clawback Policy applies only to incentive-based compensation received on or after October 2, 2023, the effective date of Rule 5608 of the NASDAQ Rulebook. A copy of the Clawback Policy is filed as an exhibit to our 2025 Form 10-K.

Stock Ownership Guidelines

We have stock ownership guidelines for non-employee directors, Named Executive Officers and all other senior executives. The stock ownership guidelines were established to promote a long-term perspective in managing the Company, and to help align the interests of our stockholders, executives and directors.

The policy, as amended on January 29, 2026, requires:

•
our Chief Executive Officer to own a sufficient amount of the Company’s common stock such that its value is 10 times the annual base salary,
•
each of our other Named Executive Officers and other senior executives to own a sufficient amount of the Company’s common stock such that its value is two times of each of their annual base salary, and
•
each of our non-employee directors to own a sufficient amount of the Company’s common stock such that its value is five times of each of their annual base retainer (increased from three times previously).

Nexstar Media Group, Inc.	66	2026 Proxy Statement

Compensation Discussion and Analysis

Because share prices fluctuate over time, the covered person’s salary or retainer will be divided by the highest share price over the prior 24-month period. Time-based restricted stock units (whether vested or unvested) are counted for purposes of meeting the ownership guidelines. Performance-based restricted awards (unvested) are not counted in the ownership calculation. The initial evaluation of compliance is the first January after such officer or director has been an officer or director for five (5) years. Thereafter, the compliance is evaluated once per year for shares owned as of December 31 of the preceding year. We conducted an evaluation of shares owned as of December 31, 2025 by officers and directors who served more than five (5) years. All applicable directors and officers were in compliance with the stock ownership guidelines.

Insider Trading and Anti-Hedging and Pledging Policy

The Company has an Insider Trading and Anti-Hedging and Pledging Policy that governs the purchase, sale and other disposition of its securities by its directors, officers and employees, and has implemented processes with respect to the Company, that the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable exchange listing standards. In general, the policy prohibits employees and directors from trading while in possession of material nonpublic information and, for selected employees who regularly receive material nonpublic information, from trading outside a designated open window. The policy also prohibits employees from hedging or pledging Nexstar securities, engaging in short-term trading, short sales, options trading or any other derivative transactions involving Nexstar securities. A copy of the Insider Trading and Anti-Hedging and Pledging Policy is filed as an exhibit to our 2025 Form 10-K.

Option Awards

In response to Item 402(x)(1) of Regulation S-K, the Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Nexstar Media Group, Inc.	67	2026 Proxy Statement

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information that summarizes compensation for our Named Executive Officers.

	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Perry A. Sook	2025	$3,000,000	$2,700,000	$29,584,405	$4,085,072	$140,263	$39,509,740
Chairman and	2024	3,000,000	1,710,000	27,746,271	3,291,668	125,977	35,873,916
Chief Executive Officer	2023	2,800,000	1,800,000	21,233,343	3,104,526	173,170	29,111,039
Michael Biard	2025	2,000,000	1,093,750	2,667,360	1,585,243	49,538	7,395,891
President and	2024	2,000,000	1,187,500	3,196,888	918,997	19,488	7,322,873
Chief Operating Officer	2023	653,846	1,500,000	3,707,650	—	11,675	5,873,171
Lee Ann Gliha	2025	1,000,000	750,000	1,921,043	500,000	22,218	4,193,261
Executive Vice President and	2024	988,462	475,000	1,724,035	500,000	22,068	3,709,565
Chief Financial Officer	2023	700,000	750,000	1,357,226	—	43,562	2,850,788
Dana Zimmer	2025	1,200,000	1,320,000	1,024,554	—	17,779	3,562,333
President, Distribution and	2024	1,200,000	1,140,000	1,133,969	—	8,784	3,482,753
Strategy	2023	885,866	—	1,149,872	896,096	38,459	2,970,293
Sean Compton	2025	1,000,000	770,000	1,024,554	300,000	19,809	3,114,363
President, Networks	2024	1,000,000	285,000	1,133,969	700,000	20,540	3,139,509
	2023	743,692	314,395	1,149,872	366,794	42,383	2,617,136
(1)
Pursuant to Item 402(c)(2)(iv) and (vii) of Regulation S-K, the discretionary portion of each NEO’s annual bonus is reported in the “Bonus” column and the non-discretionary portion (if any) of the annual bonus is reported in the “Non-Equity Incentive Plan Compensation” column. For additional details about the 2025 annual bonuses, see the section “Annual Cash Bonus”.
(2)
Represents the grant date fair value of RSUs and PSUs granted in 2025 under the 2019 Long-Term Equity Incentive Plan computed in accordance with FASB Accounting Standards Codification (ASC) 718. For additional detail on 2025 stock awards to our Named Executive Officers, see “Stock-Based Long-Term Incentive Compensation.”
(3)
Non-equity incentive plan compensation represents the portion of the applicable Named Executive Officer’s annual bonus that is determined based on achievement of pre-determined performance metrics, set forth in the Named Executive Officer’s employment agreement. See the section “Compensation Discussion and Analysis—Annual Cash Bonus” for additional details.
(4)
All Other Compensation in 2025 consists of the following items:

	Year	Automobile Allowance(a) ($)	Life Insurance Premiums(b) ($)	Company Contributions to 401(k) Plans ($)	Miscellaneous(c) ($)	Total ($)
Perry A. Sook	2025	$7,900	$10,745	$10,430	$111,188	$140,263
Michael Biard	2025	12,000	2,838	3,500	31,200	49,538
Lee Ann Gliha	2025	9,000	1,518	10,500	1,200	22,218
Dana Zimmer	2025	6,577	2,864	7,461	877	17,779
Sean Compton	2025	9,000	1,532	8,077	1,200	19,809

(a)
Represents either the automobile allowance paid to the individual or the value of their personal use of a Company-owned automobile.
(b)
Represents personal group life insurance premiums paid by the Company.
(c)
Amounts reported include (i) the cost of the NEO’s (excluding Mr. Sook) cell phone allowance, (ii) for Mr. Sook, pursuant to the Sook Employment Agreement, a $111,188 reimbursement for his use of an aircraft for personal matters (which amount does not include any amount paid by Nexstar to a company owned by Mr. Sook for Nexstar’s use of such company’s private aircraft for business travel of Nexstar employee and business guests as described in the section entitled “Certain Relationship and Related Person Transactions”). The private aircraft used by Mr. Sook for personal matters was the aircraft of a company he owns. The amount of the reimbursement was determined based on a real-time, arms-length estimate to contract a substantially similar third-party aircraft for the same trip. The amount reimbursed was not grossed up for any income tax payable by Mr. Sook and (iii) for Mr. Biard, pursuant to the Biard Employment Agreement, a $30,000 relocation bonus paid in August 2023 and subject to clawback for period and thus, was deemed earned upon expiration of the clawback period in August 2025.

Nexstar Media Group, Inc.	68	2026 Proxy Statement

Compensation of Named Executive Officers

2025 Grants of Equity-Based Awards

The following table sets forth information for each of the Named Executive Officers regarding the non-discretionary portion of their annual bonus opportunities for fiscal year 2025, the PSUs granted during fiscal year 2025, and the time-based RSUs granted during fiscal year 2025.

		Estimated Potential Payouts Under Non-Equity Incentive Awards(1)			Estimated Potential Payouts Under Equity Incentive Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	($)
Perry A. Sook	—	2,100,000	4,200,000	8,400,000	—	—	—	—	—
	3/1/2025	—	—	—	59,119	73,899	147,798	—	17,885,031
	3/1/2025	—	—	—	—	—	—	73,899	11,699,374
Michael Biard	—	812,500	1,625,000	3,250,000	—	—	—	—	—
	3/24/2025	—	—	—	4,875	7,500	13,125	—	1,443,855
	3/24/2025	—	—	—	—	—	—	7,500	1,223,505
Lee Ann Gliha	—	—	500,000	—	—	—	—	—	—
	3/24/2025	—	—	—	2,813	5,625	8,438	—	1,003,414
	3/24/2025	—	—	—	—	—	—	5,625	917,629
Dana Zimmer	3/24/2025	—	—	—	1,500	3,000	4,500	—	535,152
	3/24/2025	—	—	—	—	—	—	3,000	489,402
Sean Compton	—	—	300,000	—	—	—	—	—	—
	3/24/2025	—	—	—	1,500	3,000	4,500	—	535,152
	3/24/2025	—	—	—	—	—	—	3,000	489,402

(1)
Represents the portion of annual bonus that is determined based on achievement of pre-determined performance metrics during the fiscal year 2025 (non-discretionary) and reflects the potential payouts as set forth in the Named Executive Officer’s employment agreement. The actual non-discretionary bonus amount earned in 2025 was paid to the applicable Named Executive Officer in March 2026 as shown in the Non-Equity Incentive Compensation column of the Summary Compensation Table. The discretionary portion of the annual bonus earned by our NEOs for fiscal year 2025 is shown in the Bonus column of the Summary Compensation Table.
(2)
Represents the following awards granted under the 2019 Long-Term Equity Incentive Plan:
(i)
PSUs granted to Mr. Sook on March 1, 2025 that were/are eligible to vest 36,949 on March 2, 2026 (the “first vesting date”) and 36,950 on March 3, 2027 (the “second vesting date”) based upon the Company’s achievement of one-year relative TSR against the peer group defined in the award agreement for the period February 28, 2025 to March 2, 2026, and subject to Mr. Sook’s continued employment through the applicable vesting date (subject to certain termination provisions). The PSUs granted to Mr. Sook on March 1, 2025 were deemed earned at 180% of target as of March 2, 2026. As a result, Mr. Sook vested 66,508 PSUs as of March 2, 2026 and will vest in 66,510 PSUs on March 3, 2027, subject to his continued employment through such date (subject to certain termination provisions). For additional detail, see “Stock-Based Long-Term Incentive Compensation—Performance-Based Restricted Stock Units (PSUs).”
(ii)
PSUs granted to Mr. Biard, Ms. Gliha, Ms. Zimmer and Mr. Compton on March 24, 2025, that, in each case, (i) time-vest subject to annual time-vesting in 25%, 25% and 50% installments over a three-year period from the date of grant, subject to continued employment through the applicable vesting date and (ii) performance-vest based on satisfaction of certain performance metrics specific to each NEO, as described in “Stock-Based Long-Term Incentive Compensation—Performance-Based Restricted Stock Units (PSUs).” If the performance metric for any given year is not met, then the executive will forfeit that tranche of the PSUs.
(3)
Represents the following awards granted under the 2019 Long-Term Equity Incentive Plan:
(i)
RSUs granted to Mr. Sook on March 1, 2025 that vest over a two-year period from the date of grant, subject to continued employment through the applicable vesting date (subject to certain termination provisions), 36,950 of which vested on March 2, 2026. For additional detail, see “Stock-Based Long-Term Incentive Compensation—Time-Based Restricted Stock Units (RSUs).”
(ii)
RSUs granted to Mr. Biard, Ms. Gliha, Ms. Zimmer and Mr. Compton on March 24, 2025, that, in each case, vest over a three-year period in annual ratable installments on each anniversary of the date of grant, subject to continued employment through the applicable vesting date. For additional detail, see “Stock-Based Long-Term Incentive Compensation—Time-Based Restricted Stock Units (RSUs).”
(4)
Represents the grant date fair value of the awards computed in accordance with FASB Accounting Standards Codification (ASC) 718. See the Notes to the Company’s Consolidated Financial Statements in our 2025 Form 10-K for a discussion of the assumptions made in the valuation of these awards.

Nexstar Media Group, Inc.	69	2026 Proxy Statement

Compensation of Named Executive Officers

2025 Outstanding Equity Awards at Year-End

The following table sets forth information as of December 31, 2025 concerning outstanding equity awards held by our Named Executive Officers. Market value is based on the closing market price of Nexstar’s common stock as of December 31, 2025 of $203.05.

	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Perry A. Sook	156,770	$31,832,149	133,018	$27,009,305
Michael Biard	29,507	5,991,396	13,125	2,665,031
Lee Ann Gliha	16,086	3,266,262	12,375	2,512,744
Dana Zimmer	12,473	2,532,643	5,187	1,053,220
Sean Compton	12,473	2,532,643	5,187	1,053,220
(1)
Represents the number of all unvested RSUs and unvested PSUs for which the required performance metrics were achieved as of December 31, 2025. The future vesting for each NEO’s unvested awards is subject to continued employment through each vesting date, as follows:

	Award	Grant Date	Number of Shares That Have Not Vested	Vesting Date
Perry A. Sook	PSUs	3/1/2024	45,259	45,259 on 3/1/2026
	RSUs	3/1/2024	37,612	37,612 on 3/1/2026
		3/1/2025	73,899	36,950 on 3/2/2026; 36,949 on 3/3/2027
			156,770
Michael Biard	PSUs	3/24/2025	2,007	2,007 on 3/24/2026
	RSUs	8/21/2023	12,500	6,250 on each of 8/21/2026 and 8/21/2027
		5/23/2024	7,500	2,500 on each of 5/23/2026, 5/23/2027 and 5/23/2028
		3/24/2025	7,500	2,500 on each of 3/24/2026, 3/24/2027 and 3/24/2028
			29,507
Lee Ann Gliha	PSUs	3/24/2025	1,470	1,470 on 3/24/2026
	RSUs	6/3/2022	657	657 on 6/3/2026
		6/14/2023	1,875	938 on 6/14/2026; 937 on 6/14/2027
		12/20/2023	834	834 on 12/20/2026
		5/23/2024	5,625	1,875 on each of 5/23/2026, 5/23/2027 and 5/23/2028
		3/24/2025	5,625	1,875 on each of 3/24/2026, 3/24/2027 and 3/24/2028
			16,086
Dana Zimmer	PSUs	6/3/2022	938	938 on 6/3/2026
		6/14/2023	938	938 on 6/14/2026
		5/23/2024	1,000	1,000 on 5/23/2026
		3/24/2025	784	784 on 3/24/2026
	RSUs	6/3/2022	938	938 on 6/3/2026
		6/14/2023	1,875	938 on 6/14/2026; 937 on 6/14/2027
		5/23/2024	3,000	1,000 on each of 5/23/2026, 5/23/2027 and 5/23/2028
		3/24/2025	3,000	1,000 on each of 3/24/2026, 3/24/2027 and 3/24/2028
			12,473
Sean Compton	PSUs	6/3/2022	938	938 on 6/3/2026
		6/14/2023	938	938 on 6/14/2026
		5/23/2024	1,000	1,000 on 5/23/2026
		3/24/2025	784	784 on 3/24/2026
	RSUs	6/3/2022	938	938 on 6/3/2026
		6/14/2023	1,875	938 on 6/14/2026; 937 on 6/14/2027
		5/23/2024	3,000	1,000 on each of 5/23/2026, 5/23/2027 and 5/23/2028
		3/24/2025	3,000	1,000 on each of 3/24/2026, 3/24/2027 and 3/24/2028
			12,473

Nexstar Media Group, Inc.	70	2026 Proxy Statement

Compensation of Named Executive Officers

The PSUs granted to Mr. Sook on March 1, 2024 were deemed earned at 120.33% of target as of February 28, 2025. As a result, Mr. Sook fully vested in 45,259 PSUs as of March 1, 2026.

Ms. Zimmer’s and Mr. Compton’s PSUs that will vest in 2026 as shown in the table above will vest on each of the vesting dates as each of their pre-established performance metric for fiscal year 2025 was achieved.

(2)
Represents the number of unearned and unvested PSUs as of December 31, 2025. The future vesting for each NEO’s unvested awards at each vesting date is subject to the achievement of certain performance criteria for the applicable year and the NEO’s continued employment through each vesting date, as follows:

	Award	Grant Date	Number of Unearned Shares That Have Not Vested	Vesting Date
Perry A. Sook	PSUs	3/1/2025	133,018	66,508 on 3/2/2026; 66,510 on 3/3/2027
			133,018
Michael Biard	PSUs	5/23/2024	7,500	2,500 on each of 5/23/2026, 5/23/2027 and 5/23/2028
		3/24/2025	5,625	1,875 on 3/24/2027; 3,750 on 3/24/2028
			13,125
Lee Ann Gliha	PSUs	6/3/2022	657	657 on 6/3/2026
		6/14/2023	1,875	938 on 6/14/2026; 937 on 6/14/2027
		5/23/2024	5,625	1,875 on each of 5/23/2026, 5/23/2027 and 5/23/2028
		3/24/2025	4,218	1,406 on 3/24/2027; 2,812 on 3/24/2028
			12,375
Dana Zimmer	PSUs	6/14/2023	937	937 on 6/14/2027
		5/23/2024	2,000	1,000 on each of 5/23/2027 and 5/23/2028
		3/24/2025	2,250	750 on 3/24/2027; 1,500 on 3/24/2028
			5,187
Sean Compton	PSUs	6/14/2023	937	937 on 6/14/2027
		5/23/2024	2,000	1,000 on each of 5/23/2027 and 5/23/2028
		3/24/2025	2,250	750 on 3/24/2027; 1,500 on 3/24/2028
			5,187

The PSUs granted to Mr. Sook on March 1, 2025 were deemed earned at 180% of target as of March 2, 2026. As a result, Mr. Sook vested 66,508 PSUs as of March 2, 2026 and will vest in 66,510 PSUs on March 3, 2027, subject to his continued employment through such date (subject to certain termination provisions).

2025 Vested Stock Awards

The following table sets forth information concerning stock awards vested for each of our Named Executive Officers during the year ended December 31, 2025.

	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting(1) ($)
Perry A. Sook	163,421	$27,999,280
Michael Biard	11,858	2,242,078
Lee Ann Gliha	10,269	1,874,845
Dana Zimmer	8,248	1,413,925
Sean Compton	8,248	1,413,925

(1)
The “value realized on vesting” is the market price of the restricted stock units at vesting multiplied by the number of shares acquired.

Nexstar Media Group, Inc.	71	2026 Proxy Statement

Compensation of Named Executive Officers

Potential Payments Upon Termination or Change in Control

Each of our Named Executive Officers has entered into an employment agreement with the Company (see “Employment Agreements” in this Proxy Statement). Included in each employment agreement are provisions regarding termination of employment, including termination in connection with a change in control of the Company, as set forth below. Each NEO’s employment agreement also contains a one-year post-employment non-compete and a perpetual non-disclosure obligation.

Mr. Sook

Pursuant to the 2022 Sook Employment Agreement, in the event of termination of Mr. Sook’s employment for any reason, subject to Mr. Sook’s continued compliance with certain restrictive covenant obligations, Mr. Sook is eligible to receive (i) all accrued and unpaid base salary as of the date of termination, (ii) an amount reflecting all accrued but unused vacation, (iii) any earned but unpaid annual bonus for years preceding the year of termination, and (iv) the sum of 200% of Mr. Sook’s base salary in effect on the date of termination, plus target bonus equal to 200% of Mr. Sook’s base salary in effect on the date of termination, plus an additional lump sum $29,000. The 2026 Sook Employment Agreement amended the 2022 Sook Employment Agreement so that clause (i), (ii) and (iii) of the foregoing sentence remain payable upon termination of employment for any reason; upon termination due to Mr. Sook’s death or disability, Mr. Sook is also entitled to a pro-rata portion of the target Bonus for the year in which the termination occurred; and upon termination by the Company without Cause or by Mr. Sook for Good Reason, Mr. Sook is entitled to the payments in prong (iv) of the foregoing sentence, subject to his execution of a release of claims. In addition, under the 2022 Sook Employment and the 2026 Sook Employment Agreement, in the event Mr. Sook’s employment is terminated for any reason other than (i) by the Company for Cause or (ii) by Mr. Sook without Good Reason, all equity (including, but not limited to, any time-based and performance-based RSUs, stock options and/or stock appreciation rights) previously granted or awarded to him by the Company prior to his termination would have become immediately and fully vested without further action by either Mr. Sook or the Company (with all PSUs vesting at the greater of target and actual performance (and under the 2026 Sook Employment Agreement only, pro-rated for any partial period of service)).

Mr. Biard

Pursuant to the Biard Employment Agreement, in the event of termination of Mr. Biard’s employment due to consolidation, merger, or comparable transactions, termination by the Company other than for Cause (excluding termination due to death or disability), termination by Mr. Biard for Good Reason or if any person other than Mr. Biard is newly appointed as Chief Executive Officer or if Mr. Biard is not named as Chief Executive Officer on or before August 2027, in each case, subject to Mr. Biard’s execution and non-revocation of a release of claims in favor of the Company and Mr. Biard’s continued compliance with the restrictive covenants set forth in the respective employment agreement, Mr. Biard will be eligible to receive severance payments consisting of (i) an amount equal to 24-months of Mr. Biard’s then-current annual base salary, in each case, payable in a lump sum within 60 days of such termination of employment, (ii) two times of Mr. Biard’s annual target bonus in effect on the date of Mr. Biard’s termination of employment, and (iii) an additional lump sum payment equal to $58,000. In the event of Mr. Biard’s termination due to death or disability, Mr. Biard is entitled to receive a pro-rata portion of his target annual bonus for the year in which such termination occurred.

Nexstar Media Group, Inc.	72	2026 Proxy Statement

Compensation of Named Executive Officers

Ms. Gliha

Pursuant to the employment agreement with Ms. Gliha, in the event of termination of Ms. Gliha’s employment (x) by Ms. Gliha for Good Reason or (y) any other reason other than for Cause or due to death or disability, in each case, subject to Ms. Gliha’s execution and non-revocation of a release of claims in favor of the Company and Ms. Gliha’s continued compliance with the restrictive covenants set forth in her employment agreement, Ms. Gliha will be eligible to receive severance payments consisting of (i) an amount equal to 12-months of her then-current annual base salary, payable in a lump sum within 60 days of such termination of employment, (ii) a prorated annual bonus based on (a) actual Company performance if such termination is by the Company for any reason other than for Cause (excluding for Good Reason), or (b) Ms. Gliha’s target bonus opportunity if such termination is by Ms. Gliha for Good Reason, and (iii) an additional lump sum payment equal to $29,000. Ms. Gliha’s employment agreement also provides that if her employment is terminated due to her death or disability, she will be eligible to receive her earned but unpaid annual bonus for the year prior to the year of such termination, as well as payment of a prorated portion of her annual bonus for the year of such termination based on actual performance.

Ms. Zimmer and Mr. Compton

Pursuant to the Zimmer Employment Agreement and the Compton Employment Agreement, in the event of termination of Ms. Zimmer’s or Mr. Compton’s employment (x) for Ms. Zimmer only, by Ms. Zimmer or the Company upon a change in control (consolidation, merger or comparable transaction), (y) by the NEO for Good Reason or (z) by the Company for any reason other than for Cause (excluding termination due to death or disability), in each case, subject to a release of claims and continued compliance with the restrictive covenant obligations set forth in the NEO’s employment agreement, the NEO is eligible to receive continued base salary payments for a period of one year, plus an additional lump sum payment equal to $29,000.

All NEOs

“Cause” is defined in all NEO employment agreements as any of the following activities by the NEO: (i) conviction for a felony or a crime involving moral turpitude or the commission of any act involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries or affiliates; (ii) substantial repeated failure to perform material job duties which are reasonably directed by the Board of Directors and, for the agreements with NEOs other than the Chief Executive Officer, the Chief Executive Officer, and which are consistent with the terms of the employment agreement and position with the Company; (iii) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or affiliates, in each instance which has caused or is reasonably likely to cause material harm to the Company; or (iv) any other material breach by the NEO of a material provision of the employment agreement, which is not cured within thirty (30) days after written notice thereof from the Company.

“Good Reason” is defined in all NEO employment agreements as any of the following events: (i) a material reduction in the NEO’s duties, responsibilities, authority, or position; (ii) a material breach by the Company of a material provision of the NEO’s employment agreement, which has not been cured by the Company within thirty (30) days after the NEO gives written notice of noncompliance to the Company; (iii) any requirement that the NEO relocate or maintain an office more than one hundred (100) miles (or, for Mr. Biard, thirty (30) miles) from the NEO’s applicable current principal place of employment; (iv) with respect to the Sook Employment Agreement and the Biard Employment Agreement only, any reduction or decrease in the NEO’s annual base salary or annual target bonus; and (v) with respect to the Sook Employment Agreement only, (a) any requirement that Mr. Sook report to someone other than the Board of Directors or (b) Mr. Sook’s failure to be renominated to the Board by the Company’s Nominating & Governance Committee.

Nexstar Media Group, Inc.	73	2026 Proxy Statement

Compensation of Named Executive Officers

	Death or Disability ($)		Termination for any Reason Upon a Change in Control ($)		Termination Without Cause ($)		Termination With Good Reason ($)		Termination With Cause / Without Good Reason ($)	Upon a Change in Control
Perry A. Sook
Cash(1)	$18,029,000	(1)	$18,029,000		$18,029,000		$18,029,000		$18,029,000	$—
Equity Awards(2)(3)	46,837,340		46,837,340		46,837,340		46,837,340		—	46,837,340
Michael Biard
Cash(4)	2,500,000	(5)	9,058,000		9,058,000		9,058,000		—	—
Equity Awards(2)(8)	—		8,629,625		—		—		—	8,629,625
Lee Ann Gliha
Cash	1,250,000	(5)	2,279,000	(6)	2,279,000	(6)	2,029,000	(6)	—	—
Equity Awards(2)(8)	—		5,766,214		—		—		—	5,766,214
Dana Zimmer
Cash	—		2,549,000	(7)	2,549,000	(7)	2,549,000		—	—
Equity Awards(2)(8)	—		3,578,959		—		—		—	3,578,959
Sean Compton
Cash	—		—		2,099,000	(7)	2,099,000		—	—
Equity Awards(2)(8)	—		3,578,959		—		—		—	3,578,959

(1)
Pursuant to the 2022 Sook Employment Agreement, in the event of termination of Mr. Sook’s employment for any reason, subject to Mr. Sook’s continued compliance with certain restrictive covenant obligations, Mr. Sook is eligible to receive (i) all accrued and unpaid base salary as of the date of termination, (ii) an amount reflecting all accrued but unused vacation, (iii) any earned but unpaid annual bonus for years preceding the year of termination, and (iv) the sum of 200% of Mr. Sook’s base salary in effect on the date of termination, plus target bonus equal to 200% of Mr. Sook’s base salary in effect on the date of termination, plus an additional lump sum payment of $29,000.
(2)
The value of accelerated equity vesting (with PSUs vesting at target) is based on the closing market price of $203.05 per share as of December 31, 2025 (the last trading day of 2025).
(3)
Pursuant to the 2022 Sook Employment Agreement, in the event Mr. Sook’s employment is terminated for any reason other than (i) by the Company for Cause or (ii) by Mr. Sook without Good Reason, all equity previously granted or awarded to him by the Company prior to his termination shall become immediately and fully vested.
(4)
Pursuant to the Biard Employment Agreement, in the event of termination of Mr. Biard’s employment due to consolidation, merger, or comparable transactions, termination by the Company other than for Cause (excluding termination due to death or disability), termination by Mr. Biard for Good Reason or if any person other than Mr. Biard is newly appointed as Chief Executive Officer or if Mr. Biard is not named as Chief Executive Officer on or before August 2027, subject to Mr. Biard’s continued compliance with certain restrictive covenant obligations, Mr. Biard will be eligible to receive (i) an amount equal to twenty-four (24) months of Mr. Biard’s Base Salary and (ii) an amount equal to two times (2x) of Mr. Biard’s target Bonus in effect on the date of termination, plus an additional lump sum payment of $58,000.
(5)
Pursuant to the applicable NEO’s employment agreement, represents payment of a prorated portion of (i) for Mr. Biard, target annual bonus for the year of such termination and (ii) for Ms. Gliha, annual bonus for the year of such termination based on actual performance.
(6)
Pursuant to the terms of Ms. Gliha’s employment agreement, represents (i) an amount equal to 12-months of Ms. Gliha’s then-current annual base salary, (ii) a prorated annual bonus based on (a) actual Company performance if such termination is by the Company for any reason other than for Cause (excluding for Good Reason), or (b) the Ms. Gliha’s target bonus opportunity if such termination is by Ms. Gliha for Good Reason, and (iii) an additional lump sum payment equal to $29,000.
(7)
Pursuant to the applicable NEO’s employment agreement, represents (i) an amount equal to 12-months of the NEO’s then-current annual base salary and, (ii) amount of all earned and unpaid bonus amounts, and (iii) an additional lump sum payment equal to $29,000.
(8)
Pursuant to the terms set forth in the respective award agreements, all RSUs and PSUs fully vest upon a Change in Control, with PSUs vesting at target. For additional information, see “Stock-Based Long-Term Incentive Compensation.”

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Compensation of Named Executive Officers

Pay Ratio Disclosure

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the total annual compensation of our median employee and the total annual compensation of our Chief Executive Officer for 2025:

•
The total annual compensation of the median employee identified at our Company, other than our Chief Executive Officer, was $64,536 using the definition of total annual compensation in accordance with Item 402(c)(2)(x) under the Securities Act of 1933.
•
As indicated in the Summary Compensation Table above, our Chief Executive Officer’s annual total compensation was $39,509,740, using the same definition of total annual compensation we used to calculate the median employee’s total annual compensation.
•
The ratio of the annual total compensation of our Chief Executive Officer to the total annual compensation of our median employee was 612 to 1.

For 2025, there have been no changes that we reasonably believe would significantly affect our pay ratio disclosure, since there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. As a result, we continue to use our median employee identified for 2024 for our pay ratio analysis. In order to identify the median employee for 2024, the following were considered:

•
We selected December 20, 2024 as the date on which to determine our median employee, which is a date within the last three months of 2024. The Company previously used November 25 as the determination date for identifying the median employee. The change in the determination date to December 20 for the 2024 median employee determination was made for administrative ease and does not significantly affect the composition of the employee population.
•
We included all 13,002 of our full-time, part-time and temporary workers employed on December 20, 2024 to determine our employee population, all located in the United States.
•
We identified the median employee on the basis of our employee population’s gross taxable compensation and wages, as compiled from our payroll records. No adjustments were applied for purposes of determining the median employee, such as employees who were only employed for only part of the year or on unpaid leave of absence at some point during the year. We selected base salary and base wages as readily available information of base pay that represents the principal form of compensation to all our employees. We believe these pay components reasonably reflect their annual compensation.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and with Item 402(v) of Regulation S-K, we provide the following disclosure regarding “executive compensation actually paid” (CAP), calculated in accordance with the SEC rules, and certain Company performance for the years listed below.

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Compensation of Named Executive Officers

This disclosure was prepared in accordance with the requirements of Item 402(v) and does not necessarily reflect the value actually realized by our executives, how our executives’ compensation relates to Company performance, or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. For example, the Compensation Committee does not use CAP as a basis for making compensation decisions, nor does it use net income (as reflected below) for purposes of determining our executive’s incentive compensation. Please refer to our Compensation Discussion and Analysis for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its compensation decisions.

The information provided under this Pay versus Performance section will not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Total Stockholder Return (f)	Peer Group Total Stockholder Return(3) (g)	After Tax Net Income (in millions) (h)	Adjusted EBITDA (in millions) (i)(4)
2025	$39,509,740	$46,541,858	$4,566,462	$5,847,306	$217	$113	$83	$1,561
2024	35,873,916	44,261,401	4,413,675	4,568,815	162	83	683	2,004
2023	29,111,039	27,390,527	3,736,527	3,436,887	154	68	270	1,469
2022	39,318,892	44,590,917	2,405,595	3,205,364	167	75	944	2,223
2021	21,145,853	36,963,649	2,395,200	4,041,589	141	102	830	1,905

(1)
Perry A. Sook served as the Company’s PEO (Chairman and Chief Executive Officer) for each year presented. The dollar amounts shown in column (b) are the amounts of total compensation reported for Mr. Sook for each corresponding year in the “Total” column of the Summary Compensation Table (“SCT”). The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the SCT in each applicable year. The individuals comprising the non-PEO NEO for each year presented are listed below:

2025	2024	2023	2022	2021
Michael Biard(5)	Michael Biard(5)	Michael Biard(5)	Thomas E. Carter(5)	Thomas E. Carter
Lee Ann Gliha	Lee Ann Gliha	Lee Ann Gliha	Lee Ann Gliha	Lee Ann Gliha
Sean Compton	Sean Compton	Dana Zimmer	Dana Zimmer	Dana Zimmer
Dana Zimmer	Dana Zimmer	Michael Strober(6)	Andrew Alford	Andrew Alford
			Sean Compton	Sean Compton

(2)
The dollar amounts shown for CAP in columns (c) and (e) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEO and non-PEO NEOs. The following is a reconciliation of the “Total” column of SCT and the CAP for the year ended December 31, 2025. In calculating the CAP amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.

	2025
	PEO	Non-PEO NEOs

Summary Compensation Table	$39,509,740	$4,566,462
Less: Grant date fair value of equity awards made during the applicable year and unvested at applicable year end	(29,584,405)	(1,659,378)
Plus: Year-end fair value of equity awards made during the applicable year and unvested at applicable year end	34,446,185	1,895,475
Change in fair value of equity awards made in prior years and unvested at applicable year end	1,994,021	656,510
Change in fair value of equity awards made in prior years and vested during applicable year	176,317	388,237
Less: Fair value of equity awards made in prior years that are forfeited during applicable year	—	—

Compensation Actually Paid	$46,541,858	$5,847,306

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Compensation of Named Executive Officers

(3)
Represents the weighted peer group cumulative TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group is comprised of the following publicly traded companies identified in Part II, Item 5. of our 2025 Form 10-K as of December 31, 2025: Gray Media, Inc., TEGNA Inc., Sinclair, Inc., The E.W. Scripps Company, Fox Corporation and Paramount Skydance Corporation.
(4)
For purposes of determining eligibility for annual cash bonus payments and performance vesting under performance-based restricted stock units, the Company uses its calculation of Adjusted EBITDA (which is calculated in a manner consistent with the calculation of EBITDA that is referenced in the employment agreement) which is the primary financial metric it uses in its annual and quarterly earnings releases. A reconciliation of Adjusted EBITDA to Net Income for the year ended December 31, 2025 can be found on the Company’s Q4 2025 earnings release filed with the SEC on February 26, 2026 (Exhibit 99.1 to Current Report on Form 8-K).
(5)
Effective August 21, 2023, Mr. Carter transitioned from his role as President and Chief Operating Officer to a role as a Senior Advisor, and Mr. Biard was appointed as President and Chief Operating Officer.
(6)
On December 31, 2024, Mr. Strober’s employment was terminated.

The illustrations below provide a graphical description of the relationship between CAP (as calculated in accordance with SEC rules) and the information presented in the Pay versus Performance table. The Peer Group referenced in the “Company Cumulative TSR and Peer Group Cumulative TSR” table below is comprised of the same publicly traded companies as identified in Part II, Item 5. of our 2025 Form 10-K as of December 31, 2025: Gray Media, Inc., TEGNA Inc., Sinclair, Inc., The E.W. Scripps Company, Fox Corporation and Paramount Skydance Corporation.

Compensation Actually Paid and Company Cumulative TSR

Compensation Actually Paid (in millions) $- $15 $30 $45 $60 2020 2021 2022 2023 2024

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Compensation of Named Executive Officers

Company Cumulative TSR and Peer Group Cumulative TSR

Compensation Actually Paid and Net Income(1)(2)

Company Cumulative TSR and Peer Group Cumulative TSR

Compensation Actually Paid (in millions) $- $10 $20 $30 $40 $50 2020 2021 2022 2

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Compensation of Named Executive Officers

Compensation Actually Paid and Adjusted EBITDA(1)

(1)
The Company’s Net Income and Adjusted EBITDA are driven by political advertising revenue financial cycle, increasing in election years (even-numbered years) and decline in non-election years (odd-numbered years).
(2)
In 2025, the Company had an impairment of an unconsolidated investment which negatively impacted Net Income.

Company Selected Measures (“CSM”)

In our assessment, the most important financial performance measures used to link CAP (as calculated in accordance with the SEC rules) to our NEOs in 2025 to our performance were Adjusted EBITDA and Net Revenue.

As described herein, the Company considers a number of other operating metrics in determining performance but Adjusted EBITDA and Net Revenue are the most important performance measures used by us to link CAP to the NEOs to company performance for 2025.

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SUSTAINABILITY

Sustainability Principles and Actions

Our Board of Directors itself and, through its Committees, evaluates and oversees risk related to sustainability initiatives. This includes oversight of the Company’s overall sustainability reporting, and the development of policies and programs to achieve short-term and long-term objectives.

We seek to enhance the Company’s efforts on environmental, community and governance issues in a manner that is consistent with our commitment to ensuring long-term sustainable stockholder value and delivering exceptional service to our communities.

Environmental

We endeavor to limit our impact on the environment. We intend to comply with applicable laws, including California’s climate disclosure laws. Nexstar regularly looks for ways to reduce its overall carbon footprint, including:

•
Consolidating offices as a result of M&A,
•
Managing and reducing our data center footprint by limiting the number of data centers used and reducing the number of physical servers by utilizing a “private cloud infrastructure,”
•
Replacing tube-based transmission equipment with more efficient solid-state equipment consuming less power,
•
Replacing studio lighting at our television stations with more efficient, energy-saving LED lighting,
•
Disposing of fluorescent lighting in an environmentally-friendly fashion,
•
Maintaining a companywide e-waste recycling program, and
•
Producing environment-focused special content and programming on our television stations.

Community

Human Capital

We are committed to treating employees fairly and promoting a positive work environment.

Compensation and Employee Benefits

We provide employees with competitive wages that are consistent with their positions, experience, knowledge and location. We base annual wage increases and incentive payments on merit.

We offer our employees a broad range of competitive benefits, including:

•
Medical, behavioral health, dental and vision insurance,
•
Paid sick leave and vacation,
•
401(k) plan and company match,
•
Paid holidays,
•
Paid parental leave,
•
Short-term disability and supplemental long-term disability insurance,
•
Basic and supplemental term life and accidental death and dismemberment insurance,

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Sustainability

•
An Employee Assistance Program that provides employees with access to mental health counseling, child and elder care referrals, legal/financial consultation, among other services, and
•
Other optional benefits including accident, critical illness, hospital indemnity, IDShield, LegalShield.

Career Development

With markets ranging from small to large to national, we offer a broad range of opportunities for employees at every level, including for those who are just starting their broadcasting career or are ready to move to a larger market or onto the national stage. Our market diversity allows us to give our employees room to grow and progress in their careers. Our management team supports a culture of developing future leaders from our existing workforce, enabling us to promote from within for many leadership positions. As of December 31, 2025, our voluntary retention rate for employees was approximately 83%.

Equal Employment Opportunity

We believe in equal employment opportunities for all. As such, we are committed to complying with state and federal anti-discrimination laws. We encourage a culture of respect, equal opportunity and non-discrimination.

Training

We are committed to developing the talents of our employees and provide our employees workplace training. Our catalog of courses includes harassment prevention, ethics, supervisor/manager skills, and health-related safety. Selected Nexstar employees also participate in annual training to ensure understanding of antitrust laws and how they apply to Nexstar and media sales training program provided by a third-party vendor.

Safety and Health

We are committed to providing a safe and healthy workplace for our employees. All employees are required to comply with our safety rules and are expected to actively contribute to making our company a safer place to work. Employees must immediately report accidents, injuries, and unsafe equipment, practices or conditions to a supervisor or other designated person. Threats or acts of violence or physical intimidation are prohibited and subject to disciplinary action up to and including termination of employment.

In addition, our Employee Assistance Fund (EAF) is a way for Nexstar employees to help their colleagues in times of need. The EAF is entirely employee-funded, and intended for use by employees who are experiencing a financial setback due to natural disasters such as hurricanes or wildfires, or health emergencies, domestic abuse, etc.

Programming

We produce local and national news content that is fact-based, unbiased and meets the highest standards of journalistic integrity.

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Sustainability

Journalistic Integrity

OUR JOURNALISM PRINCIPLES ARE:
ACCURACY AND TRUTH:	Seek the truth. Be diligent in the pursuit of accuracy. Ensure everything we air and publish is true. Getting the facts right is more important than being first to air, online or social media.
FAIRNESS & IMPARTIALITY:	We present all points of view. We reach out to the subjects or stakeholders of a story. We put our personal biases aside to approach the topics we cover with balance, impartiality leads to trust.
INDEPENDENCE:	We avoid conflicts of interest. We do not act on behalf of special interests. We are professional.
TRANSPARENCY:

We source material, use evidence and documents. We explain our news gathering process when appropriate. We explain what we do not know when necessary or appropriate. We acknowledge mistakes, errors and omissions and correct them quickly and appropriately. We apologize.

MINIMIZE HARM:	Our reporting has an impact on the lives of others. We treat people with respect and understand their right to privacy. We show compassion to those affected by our coverage.
RESPECT THE LAW:

We respect the laws of all jurisdictions — locally, nationally and globally. We follow the rules and regulations of the Federal Communications Commission, as well as other governmental agencies. We consult with Nexstar Legal for interpretation and adherence to the law.

FOLLOW NEXSTAR POLICIES:	Every journalist at Nexstar is responsible for maintaining the integrity of our news products. Failure to adhere to policies may result in disciplinary action.

OVERSIGHT	ARTIFICIAL INTELLIGENCE	EDITORIAL INDEPENDENCE

Nexstar Media Group, Inc., has written news guidelines which all employees who manage content are required to review and adhere to. News Directors are responsible for instilling quality control standards within their staff and implementing workflows and content management procedures that ensure proper editorial oversight of broadcast and digital staff.

Nexstar policies require that all writing and reporting must be the work of the writer(s), producer(s), and reporter(s) involved in publishing or broadcasting a story. AI and AI tools should not be used to replace human judgment and/or critical thinking. Any use of AI by our newsrooms must be disclosed to the audience in a transparent fashion.

Nexstar journalists at all levels must maintain editorial independence. The company follows the Radio Television Digital News Association Code of Ethics, which can be found on the RTDNA website.

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Sustainability

Journalism Awards and Recognition

In 2025, Nexstar received 531 awards for outstanding journalism and continued to be recognized for its journalistic integrity. These awards include:

Broadcast Standards

As a broadcast licensee, Nexstar adheres to all FCC rules and regulations regarding broadcast content, including those regarding obscenity, indecency and profanity with additional restrictions on content during times when children are likely to be in the audience.

Advertising Guidelines

Nexstar retains the right to refuse any advertisement and maintains a policy prohibiting certain types of advertising content, including, for example, advertising content that includes hate speech, offensive materials, exploitation, inappropriate content for non-adults, questionable business practices or deceptive products and services, illegal substances, explosives or hazardous materials, penny auctions, tragedy advertising, and tobacco, among others.

In addition, Nexstar restricts certain advertising categories subject to compliance with additional guidelines and disclaimers, including, among others, alcohol, credit report advisors, finance, gambling, pharmaceuticals, weight loss products, personal hygiene, pay day loans, fundraising, software download products, etc.

Children’s Programming

Nexstar complies with FCC mandates requiring the airing of a minimum of three hours per week of educational and informational programming for children with limited commercial time.

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Sustainability

Accessibility

•
Closed Captioning: Nexstar provides closed captioning for its programming and complies with FCC standards ensuring that closed captioning is accurate, synchronized, complete and properly placed.
•
Text to Speech: Nexstar complies with the FCC’s Text to Speech regulations which relay significant news events, such as severe weather, through the SAP channel.
•
Video Descriptions: Nexstar complies with FCC mandates regarding audio description for television programming to enhance accessibility for individuals who are blind or visually impaired.

Data Privacy, Security and Artificial Intelligence

Privacy: We respect our audience and customers by utilizing what we consider to be industry best practices to protect consumer privacy and personally identifiable information. We are focused on the safety and security of our own and our customer and consumer data. Our privacy policy can be found on our website: https://www.nexstar.tv/privacy-policy/. Our website address in this Proxy Statement is included as an inactive textual reference only and our privacy policy and other information contained on or accessible through our website does not constitute a part of and is not incorporated by reference into this Proxy Statement.

Cybersecurity: We recognize the importance of maintaining the confidence and trust of our customers, suppliers, employees, audience, and communities by maintaining our data and information security. In managing our cyber risk, we utilize the National Institute of Standards and Technology Framework for Improving Critical Infrastructure Cybersecurity (the “NIST Framework”) issued by the U.S. government as a guideline to manage our cybersecurity-related risk. In addition, we have established security control requirements for our third-party vendors based on global standards. Our day-to-day cybersecurity efforts are led operationally by our Chief Technology and Digital Officer and Senior Vice President, Technology who respectively have more than 15 and 30 years of networking and information technology management or executive experience, and oversee a team of in-house cybersecurity specialists. Our Cybersecurity Committee, comprised of representatives from key management groups including accounting, finance, legal, internal audit, communications, and information technology, also supports our cybersecurity efforts. As part of its role providing independent oversight of the key risks facing Nexstar, the Board and its Audit Committee, devote regular and thorough attention to our cybersecurity risk.

Artificial Intelligence: We recognize the importance of maintaining journalistic integrity and protecting our business with respect to the use of generative artificial intelligence (“Gen AI” or “AI”). In order to manage risks related to AI we have established a Gen AI usage policy, which only permits use of Gen AI that has been approved by the Company’s Gen AI Committee. The Gen AI Committee is comprised of representatives of key management groups including information and digital technology, digital media, legal, and broadcasting. In addition, as part of its role providing independent oversight of the key risks facing Nexstar, the Audit Committee devotes regular and thorough attention to our AI risk.

Community Involvement

We embrace the communities in which we operate and pride ourselves on our service with non-profit organizations, charitable sponsorships and donations, and outreach to those in need.

National Initiatives

•
Founder’s Day of Caring: Nexstar’s Founder’s Day of Caring occurs each year in June. Staff members across the company receive paid time off for volunteer work in their communities. The choice of which organizations to support is made at the local level, and covers a wide range of charities and social service

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Sustainability

agencies. In 2025, approximately 5,000 employees across the company volunteered more than 17,000 hours of service at more than 310 charitable organizations.
•
Remarkable Women: Nexstar’s “Remarkable Women” initiative celebrates local women who inspire, lead, and pave the way for other women to succeed. Each year’s winner is selected from a pool of nominees from across each of Nexstar’s 116 markets. The winner is announced during a special program airing on NewsNation during International Women’s Month and awarded $31,000 in total to contribute to the charitable organizations of her choice and a $250,000 in kind ad campaign for the charitable organizations of her choice.
•
Project Roadblock: Each year, Nexstar and all of its television stations participate in “Project Roadblock,” a national multiplatform program aimed at preventing drunk driving. Sponsored by the Television Advertising Bureau, The NTHSA, and The Ad Council, every Nexstar TV station donates air-time and news coverage to this important issue.
•
Red Cross: Our TV stations partner with the Red Cross during times of crisis to assist victims affected by natural disasters in the communities we serve. In 2025, Nexstar’s TV stations helped raise more than $1 million for the Red Cross.
•
Nexstar Charitable Foundation: The Nexstar Media Charitable Foundation awards approximately $350,000+ in grants each year to charitable and non-profit organizations serving the communities in which we operate.

Local Initiatives

Nexstar and its partner stations work with local community groups to increase awareness, raise money and otherwise assist these local groups with their missions. Stations run promotions and air content related to the initiative and station employees participate in local events. Nexstar is annually actively involved in more than 1,750 community outreach initiatives across our more than 200 owned or partner stations.

Nexstar partners with a significant number of community groups, including local charities, food banks, hospitals, and community-specific groups/events, as well as the local chapters of national organizations including:

ALS Foundation	Food Banks	Marine Corps Toys for Tots
The Alzheimer’s Association	Habitat for Humanity	Meals on Wheels
American Cancer Society	Humane Society	Multiple Sclerosis Society
American Heart Association	Junior League	Ronald McDonald House
American Lung Association	Leukemia & Lymphoma Society	Salvation Army
American Red Cross	Local Schools	Special Olympics
Big Brothers & Big Sisters	Local Cities	St. Jude Children’s Research Hospital
Boys and Girls Club	Local Hospitals	Susan G Komen Foundation
Children’s Hospitals	Make-a-Wish	United Way
Easter Seals	March of Dimes

Code of Ethics and Anti-Corruption Policy

The Board of Directors adopted a Code of Ethics that applies to our executive officers and directors, and persons performing similar functions. The Code of Ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, promotes full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Nexstar, and promotes compliance with all applicable rules and regulations by its officers and directors. The Code of Ethics was filed as an exhibit to Nexstar’s 2025 Form 10-K. Our Anti-Corruption Policy supplements our Code of Ethics and provides detailed guidance to our employees on prohibited actions under anti-bribery and anti-corruption laws.

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AUDIT COMMITTEE REPORT

The financial statements of Nexstar Media Group, Inc. (the “Company”) are prepared by management, which is responsible for their objectivity and integrity and their preparation in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed with management the audited financial statements and management’s assessment of the effectiveness of internal controls of the Company for the year ended December 31, 2025.

The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm who audited the Company’s December 31, 2025 financial statements, the matters required to be discussed in Public Company Accounting Oversight Board (“PCAOB”), Auditing Standard No. 1301, “Communication with Audit Committees.” Additionally, the Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence and has discussed with them their independence from the Company and its management. Finally, the Audit Committee has considered whether the provision of non-audit services to the Company by PwC is compatible with their independence.

Based on the reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements and management’s assessment of the effectiveness of internal controls be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Respectfully submitted,

Geoff Armstrong, Chair
Ellen Johnson
Lisbeth McNabb

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

In addition to retaining PwC to audit the financial statements of Nexstar for the years ended December 31, 2025 and 2024 and to review the financial statements included in Nexstar’s Quarterly Reports on Form 10‑Q during such years, Nexstar retained PwC to provide certain audit related and tax services as further described in the accompanying table. A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of stockholders. PwC has served as the Company’s independent registered public accounting firm since 1997. The aggregate fees, including expenses, billed for professional services incurred by Nexstar and rendered by PwC in the years ended December 31, 2025 and 2024 were:

Type of Fees	2025	2024
Audit Fees(1)	$3,802,954	$3,791,000
Audit Related Fees(2)	2,132	2,132
Tax Fees(3)	800,212	843,000
Total	$4,605,298	$4,636,132

(1)
“Audit Fees” are fees billed for professional services for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K and for review of our financial statements included in our Quarterly Reports on Form 10-Q, or for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements, including registration statements. The 2025 and 2024 audit fees also include fees related to the audits of The CW Network, LLC and Mission Broadcasting, Inc.
(2)
“Audit Related Fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. The 2025 and 2024 audit related fees primarily include fees paid for the technical accounting license subscription.
(3)
“Tax Fees” are fees billed for tax compliance, tax advice and tax planning.

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee pre-approves all services relating to PwC.

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BENEFICIAL OWNERSHIP OF NEXSTAR COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of Nexstar’s Common Stock as of April 20, 2026 (or otherwise denoted in footnote below) by (i) those persons known to Nexstar to be the beneficial owners of more than five percent of the outstanding shares of Common Stock of Nexstar, (ii) each director of Nexstar, (iii) our Named Executive Officers listed in the Summary Compensation Table and (iv) all directors and executive officers of Nexstar as a group. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire within 60 days after April 20, 2026 through the exercise of any stock option or other right. This information has been furnished by the persons named in the table below or in filings made with the SEC. Where the number of shares set forth below includes shares beneficially owned by spouses and minor children, the named persons disclaim any beneficial interest in the shares so included. As of April 20, 2026, there were no shares issued and outstanding of Nexstar’s Preferred Stock. Unless otherwise indicated, a person’s address is c/o Nexstar Media Group, Inc., 545 E. John Carpenter Freeway, Suite 700, Irving, Texas 75062. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Beneficial Ownership Table

	Common Stock
Name of Beneficial Owner	Number of Shares	Percentage
Beneficial Owners of More Than 5%:
The Vanguard Group(1)	3,370,415	11.0%
BlackRock, Inc.(2)	3,207,431	10.5%
Perry A. Sook(3)	1,862,765	6.1%
Current Directors:
Perry A. Sook(3)	1,862,765	6.1%
Geoff Armstrong(4)	9,933	*
Bernadette S. Aulestia(5)	4,683	*
Jay M. Grossman(6)	57,308	*
Ellen Johnson(7)	1,694	*
John R. Muse(8)	27,161	*
C. Thomas McMillen(9)	6,658	*
Lisbeth McNabb(10)	8,435	*
Tony Wells(11)	2,568	*
Current Named Executive Officers:
Michael Biard(12)	18,713	*
Lee Ann Gliha(13)	23,795	*
Dana Zimmer(14)	8,489	*
Sean Compton(15)	22,004	*
All current directors and executive officers as a group (20 persons)(16)	2,151,535	7.0%

(1)
Based on the Schedule 13G filed with the SEC by The Vanguard Group on April 10, 2024 (reporting beneficial ownership as of March 28, 2024 (a) The Vanguard Group has shared voting power with respect to 15,283 shares, the sole dispositive power with respect to 3,319,543 shares and the shared dispositive power with respect to 50,872 shares and (b) the address of The Vanguard Group, Inc. is 100 Vanguard Blvd. Malvern, PA 19355. On March

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Beneficial Ownership of Nexstar Common Stock

13, 2026, The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions.
(2)
Based on the Schedule 13G/A filed with the SEC by BlackRock, Inc. on April 3, 2025 (reporting beneficial ownership as of March 31, 2025), (a) BlackRock, Inc. has the sole voting power with respect to 3,112,315 shares and sole dispositive power with respect to 3,207,431 shares and (b) the address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)
Includes (i) 975,956 shares of common stock owned by PS Sook Ltd., of which Mr. Sook and his spouse are the beneficial owners, and (ii) 886,809 shares of common stock that are directly owned by Mr. Sook.
(4)
Includes 9,933 shares of common stock directly owned by Mr. Armstrong.
(5)
Includes 4,683 shares of common stock directly owned by Ms. Aulestia.
(6)
Includes 57,308 shares of common stock directly owned by Mr. Grossman.
(7)
Includes 1,694 shares of common stock directly owned by Ms. Johnson.
(8)
Includes 27,161 shares of common stock directly owned by Mr. Muse.
(9)
Includes 6,658 shares of common stock directly owned by Mr. McMillen.
(10)
Includes 8,435 shares of common stock directly owned by Ms. McNabb.
(11)
Includes 1,445 shares of common stock owned by Wells Family Trust dated September 8, 2009 and 1,123 shares of common stock owned by Morgan Stanley Wells Family Trust, of which Mr. Wells and his spouse are the beneficial owners of both Trusts.
(12)
Includes 13,713 shares of common stock directly owned by Mr. Biard as of April 20, 2026 and 5,000 shares underlying restricted stock units that will vest within 60 days of April 20, 2026.
(13)
Includes 16,855 shares of common stock directly owned by Ms. Gliha as of April 20, 2026 and 6,940 shares underlying restricted stock units that will vest within 60 days of April 20, 2026.
(14)
Includes 2,737 shares of common stock directly owned by Ms. Zimmer as of April 20, 2026 and 5,752 shares underlying restricted stock units that will vest within 60 days of April 20, 2026.
(15)
Includes 16,252 shares of common stock directly owned by Mr. Compton as of April 20, 2026 and 5,752 shares underlying restricted stock units that will vest within 60 days of April 20, 2026.
(16)
Includes with respect to all current directors and executive officers as a group 2,108,536 shares of common stock that may be deemed beneficially owned directly or indirectly as of April 20, 2026 and 42,999 shares underlying restricted stock units that will vest within 60 days of April 20, 2026.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act of 1934 requires our Directors, executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such equity securities of Nexstar. Executive officers, Directors and greater than ten percent beneficial owners are required to furnish Nexstar with copies of all Section 16(a) forms they file.

In 2025 and 2026, Form 3s were for recently appointed executive officers: a Form 3 for Dan Lanzano on October 6, 2025, reporting his common stock and restricted stock units as of July 14, 2025, the date he became President, National Advertising Sales; a Form 3 for Scott Weaver on March 16, 2026, reporting his holdings as of January 29, 2026, when he was appointed Executive Vice President, Government Relations; and a Form 3 for Lindsey Knapp on April 14, 2026, reporting her holdings as of April 1, 2026, the date she became Executive Vice President, Human Resources.

Based on our records and review of the copies of Section 16(a) reports furnished to us during the year ended December 31, 2025, we believe all other Section 16(a) filing requirements applicable to Nexstar’s executive officers, Directors and greater than ten percent beneficial owners were timely satisfied.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In October 2017, our Board of Directors adopted a related person transactions policy. The Board of Directors is responsible for the review and, if appropriate, approval or ratification of “related-person transactions” involving us or our subsidiaries and related persons. Under SEC rules, a related person is a director, nominee for director, executive officer or a beneficial owner of 5% or more of our ordinary shares, and their immediate family members. The Board of Directors has adopted written policies and procedures that apply to any transaction or series of transactions in which we or one of our subsidiaries is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest.

All employees sign a conflict of interest statement annually, and we require our directors and executive officers to complete annually a directors’ and officers’ questionnaire which requires disclosure of any related-person transactions. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our periodic filings as appropriate.

Nexstar has an existing business relationship with a company owned by Mr. Sook which provides Nexstar a private aircraft for business travel of Nexstar employees and business guests at market rates to the Company. The company owned by Mr. Sook paid for the purchase of the aircraft and bears all operating, personnel and maintenance costs associated with its operation for personal use, provided, that pursuant to the Sook Employment Agreement, Mr. Sook is entitled to reimbursement by the Company of up to $500,000 in aggregate for personal use of any aircraft during the period beginning March 1, 2023 and ending March 31, 2026, and the renewed employment agreement executed in October 2025 provides the same reimbursement limit for the term April 1, 2026 to March 31, 2029. The amount the Company pays for use of the aircraft is determined on a trip-by-trip basis based on a real-time, arms-length estimate to contract a substantially similar third-party aircraft for the same trip. During the year ended December 31, 2025, the Company incurred $1,097,138 for such services, of which $985,949 was for business travel and the remaining $111,189 was to reimburse Mr. Sook of his personal travel pursuant to the terms of his employment agreement described above (reported under “All Other Compensation” in the Summary Compensation Table above).

Nexstar Media Group, Inc.	91	2026 Proxy Statement

OTHER INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting other than as set forth in the Notice and Proxy Statement for the Annual Meeting. If any other matters properly come before the meeting, the holders of the proxies will act in accordance with their best judgment.

Annual Report to Stockholders

Nexstar’s Annual Report to Stockholders for the year ended December 31, 2025, including Nexstar’s financial statements, management’s assessment of the effectiveness of internal controls and PricewaterhouseCoopers LLP’s report on the financial statements is available electronically with this Proxy Statement but is not part of the proxy solicitation materials. We will mail upon written request, without charge, to each stockholders of record as of the close of business on April 20, 2026, a copy of Nexstar’s Annual Report to Stockholders for the year ended December 31, 2025. Exhibits will be provided at no charge to any stockholder upon written request. Any such requests should be directed to Nexstar Media Group, Inc., 545 E. John Carpenter Freeway, Suite 700, Irving, TX 75062. attention: Lee Ann Gliha, CFO.

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Proposals of stockholders to be presented at the 2027 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us no later than the close of business on December 31, 2026 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Elizabeth Ryder, Secretary, Nexstar Media Group, Inc., 545 E. John Carpenter Freeway, Suite 700, Irving, TX 75062.

Director nominations submitted for consideration to be included in our Proxy Statement for our 2027 annual meeting of stockholders (“proxy access”) shall be made by proper notice in writing delivered, in accordance with the requirements set forth in our Bylaws, to the Corporate Secretary no earlier than December 1, 2026and no later than December 31, 2026. Our Bylaws require that such notice of proxy access nominations contain certain additional information.

In addition, our Bylaws require that we be given advance notice of other business that stockholders wish to present for action at an Annual Meeting of Stockholders (other than matters included in our Proxy Statement in accordance with Rule 14a-8 or via proxy access), including stockholder nominations for the election to the Board of Directors. Such proposals and nominations for the 2027 annual meeting of stockholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered, in accordance with the requirements set forth in our Bylaws, to the Corporate Secretary no earlier than the close of business on February 16, 2027 and no later than the close of business on March 18, 2027. In the event that the 2027 annual meeting of stockholders is held before May 17, 2027 or after September 14, 2027, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such 2027 annual meeting of stockholders and not later than the later of the close of business on the 90th day prior to such 2027 annual meeting of stockholders and the close of business on the 10th day following the day on which the public announcement of the meeting date is made. Our Bylaws require that such notice contain certain additional information. Copies of the Bylaws can be obtained without charge by writing our Corporate Secretary at the address shown on the cover of this Proxy Statement.

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Other Information

Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our Bylaws, and, for any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, such notice must also include the information required by Rule 14a-19 under the Exchange Act.

Cost of Proxy Solicitation and Annual Meeting

The cost of the solicitation of proxies will be borne by us. In addition to the solicitation of proxies by this distribution, certain of our officers and employees, without extra remuneration, may solicit proxies personally, by telephone, mail or facsimile. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of the Notice or, if applicable, one paper copy of our proxy statement or annual report may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of the Notice or, if applicable, a separate, paper copy of either document to any stockholder upon written or oral request to Nexstar Media Group, Inc., 545 E. John Carpenter Freeway, Suite 700, Irving, TX 75062, Attention: Lee Ann Gliha, Chief Financial Officer, (972) 373-8800. If any stockholder wants to receive a separate copy of the Notice or, if applicable, separate copies of the Annual Report and Proxy Statement in the future, or if any stockholder is receiving multiple copies and would like to receive only one copy for his or her household, such stockholder should contact his or her bank, broker, or other nominee record holder, or such stockholder may contact us at the above address and telephone number.

Stockholder Communications

The Company has adopted a procedure by which stockholders may send communications, as defined within Item 407(f) of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended, to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of Elizabeth Ryder, Secretary, Nexstar Media Group, Inc., 545 E. John Carpenter Freeway, Suite 700, Irving, TX 75062. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the full Board of Directors.

By Order of the Board of Directors,

Elizabeth Ryder
Secretary

April 30, 2026

Nexstar Media Group, Inc.	93	2026 Proxy Statement

APPENDIX A:

NEXSTAR MEDIA GROUP, INC.

2026 LONG-TERM OMNIBUS INCENTIVE PLAN

1. Purpose.

This plan shall be known as the Nexstar Media Group, Inc. 2026 Long-Term Omnibus Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Nexstar Media Group, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, employees and consultants who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the long-term success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options or non-qualified stock options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, restricted stock units, performance awards, cash awards, or any combination of the foregoing may be made under the Plan. Awards granted under the Prior Plans prior to the Amendment Date will remain subject to the terms of the Prior Plans and the Award Agreement pursuant to which such Awards were granted.

2. Definitions.

(a) “Award” means any incentive stock options or non-qualified stock options, SARs, either alone or in tandem with options, restricted stock, restricted stock units, performance awards, cash award, or any combination of the foregoing granted to a Participant under the Plan.

(b) “Award Agreement” means any written or electronic agreement, contract, notification or other instrument or document evidencing any Award granted by the Committee under the Plan.

(c) “Board of Directors” and “Board” mean the board of directors of the Company.

(d) “Cash Award” means an Award granted to a Participant pursuant to Section 10 of this Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

(e) “Cause” shall have the meaning set forth in any Participant’s employment agreement between the Participant and the Company or any of its Subsidiaries, or in the case of a Participant who does not have an employment agreement that defines Cause, the occurrence of one or more of the following events:

(i)
the conviction of Participant of a felony or a crime involving moral turpitude;

(ii)
the commission by Participant of any act involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or affiliates;

(iii)
Participant’s failure to perform satisfactorily (in the sole judgment of the Company)material job duties that are consistent with the Participant’s position in the Company, which is not cured within thirty (30) days after written notice thereof to Participant;

(iv)
willful violation of Company policy;

(v)
gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or affiliates, in each instance which has caused or is reasonably likely to cause material harm to the Company;

(vi)
insubordination; or

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(vii)
any other material breach of a material provision of any written agreement between the Participant and the Company or any of its Subsidiaries or affiliates which is not cured within thirty (30) days after written notice thereof.

For purposes of the Plan, no act, or failure to act, on a Participant’s part shall be deemed “willful” unless done, or omitted to be done, by a Participant in bad faith and without a reasonable belief that such act, or failure to act, was in the Company’s best interest.

(f) “Change in Control” means the occurrence of one of the following events:

(i) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the stockholders of the Company approve and subsequently consummate a merger or consolidation of the Company or a Subsidiary with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company (or the entity surviving any merger with the Company) or a direct or indirect parent corporation of the Company (or the entity surviving any merger with the Company)) outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

(iv) the stockholders of the Company approve and effectuate a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, with respect to any Awards granted hereunder that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, a transaction or series of related transactions shall not constitute a Change in Control hereunder unless it or they also constitute a “change in control” within the meaning of Section 409A of the Code.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board, as further described in Section 3.

(i) “Common Stock” means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(j) “Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a

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management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

(k) “Disability” means illness, physical or mental disability or other incapacity results in a Participant’s inability to perform, with or without reasonable accommodation (as defined under the Americans with Disabilities Act), such Participant’s material job duties that are consistent with the Participant’s position in the Company for any period of six (6) consecutive months; provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. Notwithstanding the foregoing, a Participant’s incapacity shall not constitute a Disability hereunder unless it also constitutes a “disability” within the meaning of Section 409A of the Code.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

(m) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sales price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(n) “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(o) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(p) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(q) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(r) “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(s) “Performance Goals” means one or more goals established by the Committee as a contingency for an award to vest and become exercisable or distributable.

(t) “Prior Plans” means, collectively, the Nexstar Broadcasting Group, Inc. 2019 Long-Term Equity Incentive Plan and the 2015 Long-Term Equity Incentive Plan.

(u) “Restricted Stock Unit” means an award granted pursuant to Section 8 that is a unit of measurement equivalent to one Share but with none of the attendant rights of a holder of a Share unless and until a Share is ultimately distributed in payment of the obligation (other than the potential right to receive dividend equivalent amounts in accordance with Section 8).

(v) “Shares” has the meaning set forth in Section 4.

(w) “Stockholder Approval Date” means the date on which this Plan is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements Section 422 of the Code and applicable requirements under the rules of NASDAQ or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of an inter-dealer quotation system.

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(x) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, or provide for the acceleration and/or waiver of any vesting schedule or condition, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States, (vii) impose a “blackout” period in accordance with the Company’s insider trading policy during which options and SARs may not be exercised, and (viii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Participant in a manner consistent with the treatment of any other Participants. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a Non-Employee Director, unless administration of the Plan by Non-Employee Directors is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) an “independent director” under the rules of any national securities exchange or national securities exchange on which the Common Stock is then traded, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination will be valid despite such failure to qualify. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4. Shares Available for the Plan.

Subject to adjustments as provided in Section 17, a maximum number of 2,300,000 shares of Common Stock of the Company (the “Shares”) plus the number of shares reserved for issuance under the Prior Plans but not issued thereunder as of the Stockholder Approval Date, may be issued pursuant to the Plan (the “Share Reserve”). Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares.

If any grant under the Plan, or, Shares subject to any award granted under the Prior Plans, expires or terminates unexercised, becomes unexercisable, or is forfeited as to any Shares, then such unpurchased, or forfeited Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan or the Prior Plans, related SARs are exercised. If any grant under the Plan is forfeited or cash-settled for any reason, the number of such forfeited or cash-settled Shares will again be available for grant under the Plan. Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligations with respect to any award other than an option or SAR granted under the Plan or the Prior Plans will be added to the Share Reserve, Notwithstanding anything to the contrary contained herein, the following Shares will not be added to the Share Reserve: (i) Shares tendered by the participant or withheld by the Company in payment of the purchase price of an option under the Plan or the Prior Plans, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligations with respect to any grant of Options or SARs under the Plan or the Prior

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Plans, (iii) Shares subject to a SAR under the Plan or the Prior Plans, that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the Plan or the Prior Plans.

5. Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ or service as a director or officer of, or in the performance of services for, the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-qualified Stock Options, SARs alone or in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type to such Participant in that year or subsequent years.

Notwithstanding anything to the contrary in this Section 5, the maximum grant date fair value of any award granted to any Non-Employee Director during any calendar year will not exceed $750,000, such limit which, for the avoidance of doubt, applies to awards granted under the Plan only and does not include Shares granted in lieu of all or any portion of such Non-Employee Director’s cash retainer fees.

6. Incentive Stock Options, Non-qualified Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). Notwithstanding anything to the contrary herein, the Committee may issue up to 2,300,000 Incentive Stock Options under the Plan (subject to any increases or decreases pursuant to Section 17). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a) Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee, and may not be less than 100% of the Fair Market Value of a Share as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a Share as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

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(b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. An option shall not be considered to be exercised until payment of the exercise price and all applicable taxes required to be withheld in connection with such exercise. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding Shares with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by the Company withholding from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of Share(s) (and not fractional Shares) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such Shares tendered in payment of the exercise price (and that such tendered Shares have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) the Shares must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such Shares tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such Shares from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares tendered in payment (plus any applicable taxes) shall be paid in cash by the grantee. No grantee may tender Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of Shares at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned Shares have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash by the grantee.

Notwithstanding anything to the contrary contained in the Plan, the Company is authorized to automatically, and without any action on the part of the grantee, withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a grantee, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving any Award.

(c) Terms of Options. No option or SAR shall be exercisable after the expiration of ten years from the date on which such option or SAR was granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable after the expiration of five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated in the option by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d) Termination; Forfeiture.

(i) Death or Disability. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant’s options and SARs shall not expire or terminate until the expiration date of the options or SARs. Notwithstanding the foregoing, (1) if the Disability giving rise to the termination

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of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code; and (2) if the Disability giving rise to the termination of the employment is in the meaning of Section 22(e)(3) of the Code, or any successor thereto, Incentive Stock Options not exercised by such participant within one year after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii) Discharge for Cause. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iii) Other Termination. Subject to Section 11, unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

7. Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify. Unless otherwise specified by the Committee, Section 6(d) shall apply to SARs. The exercise price of an SAR may not be less than 100% of the Fair Market Value of a Share as of the date of the grant of the SAR.

No SAR may be exercised unless the Fair Market Value of a Share on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of any Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a Share the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash or in Shares having a Fair Market Value equal to such amount, or in a combination thereof.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a Share on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

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8. Restricted Stock and Restricted Stock Units.

The Committee may at any time and from time to time grant Shares of restricted stock or Restricted Stock Units under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock or Restricted Stock Units shall specify the applicable restrictions on such award, the duration of such restrictions (which, in the case of vesting conditions, shall be at least one (1) year), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

To the extent required by applicable law, the participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have no rights of a holder of Common Stock, including but not limited to any rights to receive dividends or to vote, provided, however, that notwithstanding anything to the contrary contained herein, any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock and shall be delivered to the participant, if at all, solely upon and to the extent such restrictions are satisfied.

At the discretion of the Committee, each Restricted Stock Unit may be credited with cash and stock dividends paid by the Company in respect of one Share (“dividend equivalents”). Except as otherwise provided in the Award Agreement evidencing the Restricted Stock Unit grant, (A) dividend equivalents shall be withheld by the Company for the participant’s account, and interest may be credited on the amount of cash dividend equivalents withheld at a rate and subject to such terms as determined by the Committee, and (B) dividend equivalents credited to a participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividend equivalents and earnings, if applicable, to the participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the participant shall have no right to such dividend equivalents. Upon vesting of any outstanding Restricted Stock Units (or such later time specified by the Committee), the Company shall deliver to the participant, or his or her beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit and cash equal to any dividend equivalents credited with respect to each such Restricted Stock Unit in accordance with this Section 8 and the interest thereon or, at the discretion of the Committee, Shares having a Fair Market Value equal to such dividend equivalents and the interest thereon, if any; provided, however, that, the Committee may, in its sole discretion, explicitly provide in the applicable Award Agreement for payment in cash or part cash and part Shares for vested Restricted Stock Units. If a cash payment is made in respect of a vested Restricted Stock Unit, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Stock Unit vested. Notwithstanding anything to the contrary contained herein, in the event dividend equivalents are granted on an award of Restricted Stock Units, any such dividend equivalent shall be delivered to the participant, if at all, solely upon and to the extent any vesting conditions applicable to the Restricted Stock Units to which such dividend equivalents relate are satisfied.

9. Performance Awards.

(a) Grant of Performance Awards. Performance awards may be granted to participants at any time and from time to time as determined by the Committee. Subject to the provisions of this Section 9, the Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant and the appropriate period over which performance is to be measured (a “performance cycle”). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance objective, as described below, factor (e.g., return on equity) selected by the Committee.

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Except as otherwise set forth in an Award Agreement, a participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death or Disability prior to the end of the performance cycle, the participant shall earn a prorated portion of the performance award, prorated based upon the elapsed portion of the performance cycle prior such participant ceasing to be employed by, or otherwise performing services for, the Company and its Subsidiaries, with performance achievement measured based on the Company’s performance over the entire duration of the applicable performance cycle. Notwithstanding anything to the contrary contained herein, in the event dividend equivalents are granted on an award of performance Shares, any such dividend equivalent shall be delivered to the participant, if at all, solely upon and to the extent any vesting conditions applicable to the performance Shares to which such dividend equivalents relate are satisfied.

(b) Performance Goals.

(i) Establishment. The Performance Goals with respect to a performance cycle shall be established in writing by the Committee. Each agreement with a participant shall specify the number of performance awards to which it relates, the Performance Goals which must be satisfied in order for the awards to vest and the performance cycle within which such performance objectives must be satisfied.

(ii) Effect of Certain Events. At the time of the granting of a performance award, or at any time thereafter, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the performance objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or non-recurring events.

(c) Vesting and Forfeiture. Subject to Section 9(b)(ii), a participant shall become vested with respect to the performance awards to the extent that the Performance Goals set forth in the agreement are satisfied for the performance cycle.

(d) Non-transferability. Until any restrictions upon the performance awards awarded to a participant shall have lapsed, such awards shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the participant. The Committee may also impose such other restrictions and conditions on the awards, if any, as it deems appropriate.

10. Cash Awards.

The Committee may from time to time grant Cash Awards to Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

11. Change in Control.

(a)
Treatment of Awards Assumed or Substituted by a Successor Entity. Unless otherwise provided by the Committee in an Award Agreement or any applicable employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or any of its Subsidiaries and a Participant:
(i)
In the event of a Change in Control in which the surviving entity (together with its affiliates, the “Surviving Entity”) assumes outstanding Awards or substitutes similar awards under the Surviving Entity’s equity compensation plan for outstanding Awards on the same terms and conditions as the original Awards, such Awards that are assumed or substituted shall not vest solely as a result of the occurrence of the Change in Control.
(ii)
If, within twenty-four (24) months following the date on which such Change in Control occurs, a Participant’s service, consulting relationship or employment with the Surviving Entity is terminated by the Surviving Entity

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without Cause or the Participant resigns for Good Reason, any outstanding Awards or substitute awards shall become immediately vested and exercisable, as applicable. Unless the applicable Award Agreement specifically provides for different treatment upon the circumstances described in this Section 11(a)(ii), Awards that vest based on performance shall be deemed earned based the actual performance achieved, with performance measured and calculated as of the date of the Change in Control (or, if the Committee deems it administratively impracticable to measure and calculate as of the date of the Change in Control, the most recent month or quarter ending prior to the Change in Control) pursuant to a shortened performance cycle ending on the occurrence of the Change in Control (or such earlier date determined by the Committee). With regard to each Award, “Good Reason” shall have the meaning set forth in the applicable Award Agreement or in an employment agreement, offer letter, consulting agreement, change in control and/or severance agreement, policy, or arrangement or any similar agreement, policy or arrangement in effect between the Company or any of its Subsidiaries and the Participant, and a Participant shall not be considered to have resigned for Good Reason unless either (A) the Award Agreement governing such Award includes such provision or (B) the Participant is covered by an employment agreement with the Company or any of its Subsidiaries that includes provisions in which the Participant is permitted to resign for Good Reason.
(b)
Treatment of Awards not Assumed or Substituted. Unless otherwise provided by the Committee in an Award Agreement or any applicable employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an affiliate and a Participant, upon a Change in Control in which outstanding Awards are not assumed or substitute awards are not granted by the Surviving Entity as provided in Section 11(a) above, any such Awards shall become immediately vested and exercisable, as applicable, and any restrictions then in force will lapse, with performance-based Awards deemed earned the actual performance achieved, measured and calculated as of the date of the Change in Control pursuant to a shortened performance cycle ending on the occurrence of the Change in Control.

12. Taxes.

(a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver Shares (which are not subject to any pledge or other security interest) that have been both held by the participant and vested for at least six (6) months (or such other period as established from time to time by the Company in order to avoid adverse accounting treatment under applicable accounting standards) (or have the Company withhold Shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, or the settlement of Restricted Stock Units, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the Shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold Shares pursuant to this Section 12(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the participant make provision for the payment to the Company, either pursuant to Section 12(a) or this Section 12(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a participant, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

13. Written Agreement; Vesting.

Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Notwithstanding anything to the contrary in this Plan, other than with respect to Cash Awards, each agreement will require that an award be subject to a minimum vesting period of at least one (1) year commencing from the date of grant; provided, that (a) up to five percent (5%) of the maximum number of Shares available for issuance to any Participant may be granted pursuant to the Plan without being subject to the foregoing restrictions, and (b) any dividends or

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dividend equivalents issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such restrictions or such five percent (5%) share issuance limit. The foregoing five percent (5%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 17 and the share usage rules of Section 4.

14. Transferability.

Unless the Committee determines otherwise, no option, SAR, performance award, or restricted stock or Restricted Stock Unit granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or, with respect to such grants other than grants of Incentive Stock Options, to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option or SAR may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option or SAR by gift or qualified domestic relations order; by his or her executor or administrator the executor or administrator of the estate of any of the foregoing or any person to whom the option is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR, performance award, or restricted stock, Restricted Stock Unit granted under the Plan and transferred as permitted by this Section 14, and any transferee of any such option, SAR, performance award, or restricted stock, or Restricted Stock Unit shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

15. Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, or restricted stock or Restricted Stock Unit grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award or Restricted Stock Unit may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

16. Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

17. Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, extraordinary cash dividend, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash) equal to the intrinsic value of such award.

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(e), the Committee may, in its discretion, (i) cancel any or all outstanding options or

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SARs under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options or SARs had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option or SAR holders pursuant to such transaction if their options or SARs had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion. Determinations made by the Committee under this Section 17 need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated.

18. Amendment and Termination of the Plan.

The Board or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of any exchange on which the Common Stock is then listed.

19. Amendment or Substitution of Awards under the Plan.

The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Sections 15 and 17, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. Notwithstanding the foregoing, an outstanding SAR or option may not be modified to reduce the exercise price thereof, a new SAR or option may not, at a lower price, be substituted for a surrendered SAR or option and an outstanding SAR or option for which the exercise price is higher than the Fair Market Value of such award may not be cancelled for cash or another award (other than adjustments or substitutions in accordance with Section 17), each unless such action is approved by the stockholders of the Company.

20. Commencement Date; Termination Date.

The Plan was adopted by the Board on January 29, 2026 and shall become effective on the Stockholder Approval Date, provided that the Stockholder Approval Date occurs within 12 months of its adoption by the Board. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Stockholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

21. Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

22. Clawback.

Notwithstanding any other provisions in this Plan, any award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

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23. Other Plans; No Assignment of Benefits; Other Benefits.

Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. No award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or under applicable law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. No award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

24. Section 16(b) of the Exchange Act.

It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 23, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

25. Section 409A.

The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless any applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the participant’s separation of service (within the meaning of Section 409A) shall instead be paid on the first payroll date after the six-month period following the participant’s separation from service (or the participant’s death, if earlier). Notwithstanding anything to the contrary contained herein, the Board may (but shall not be required to) amend the Plan and/or any award without obtaining the consent of any participant to the extent necessary (as determined by the Committee in its sole discretion) to meet the requirements of Section 409A of the Code and the guidance issued thereunder such that the additional taxes and penalties set forth in Section 409A(a)(i)(B) of the Code will not apply to transactions contemplated by the Plan or any participant’s Award Agreement with respect to an award or shares underlying such award. The Company and its Subsidiaries and their respective employees, officers and directors shall have no liability whatsoever for or in respect of any decision to take action to attempt to so comply with Code Section 409A, any omission to take such action or for the failure of any such action taken by the Company to so comply.

26. Governing Law.

Except to the extent that provisions of the Plan are governed by applicable provisions of the Code or other substantive provisions of federal law, the Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Nexstar Media Group, Inc.	106	2026 Proxy Statement

APPENDIX B:

Non-GAAP Financial Measures

Non-GAAP Reconciliations

Our Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information.

Our non-GAAP measures presented in this Proxy Statement include: (i) Adjusted EBITDA, (ii) Free Cash Flow and (iii) Adjusted Free Cash Flow.

Adjusted EBITDA is calculated as net income, plus or (minus): transaction, other one-time and restructuring expenses, stock-based compensation expense, depreciation and amortization expense (excluding amortization of broadcast rights), amortization of basis difference of equity method investments, (gain) loss on asset disposal, impairment charges, interest expense, net, pension and other postretirement plans costs (credit), income tax expense (benefit) and other operating and non-operating expense (income). We consider Adjusted EBITDA to be an indicator of our assets’ operating performance.

Free Cash Flow is calculated as net cash provided by operating activities less capital expenditures.

Adjusted Free Cash Flow is calculated as Free Cash Flow plus or (minus): transaction, other one-time and restructuring expenses, changes in operating assets and liabilities, net of acquisitions and dispositions (excluding changes in income tax payable), taxes paid on sale of assets, pension and other postretirement plans costs (credit), (payments) for capitalized software obligations, proceeds from disposal of assets and insurance recoveries and other expense (income), cash contribution from (distribution to) noncontrolling interests and other items. We consider Adjusted Free Cash Flow to be an indicator of our liquidity. We consider Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be available for use in ongoing operations, debt payments, pension contributions, dividends, share repurchases, acquisitions and other items. Adjusted Free Cash Flow is not intended to represent the amount of cash flow available for discretionary expenditures as certain items and non-discretionary expenditures, such as changes in working capital, mandatory debt service requirements and pension contributions, are not deducted from this measure.

Our calculation of these non-GAAP measures may not be comparable with similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for related GAAP measures. See our Form 8-K Earnings Release Report filed on February 26, 2026 for additional information about non-GAAP measures presented herein, including a description of the use of such measures.

Nexstar Media Group, Inc.	107	2026 Proxy Statement

Appendix B

Reconciliation of Net Income to Adjusted EBITDA

The following table reconciles Net Income under GAAP to Adjusted EBITDA for the year ended December 31, 2025. The table below reflects the reconciliation to its current definition of Adjusted EBITDA as well as its prior definition (the “2023 Definition”) which reflects the definition of Adjusted EBITDA described in Mr. Sook’s and Mr. Biard’s employment contracts for calculation of their short term incentive compensation.

($ in millions, unaudited):

Net income	$83
Add (Less):
Transaction, other one-time and restructuring expenses(1)	47
Stock-based compensation expense	78
Depreciation and amortization of intangible assets	471
Goodwill and long-lived assets impairments	14
Amortization of basis difference of equity method investments	70
Impairment of an equity method investment(2)	381
Interest expense, net	379
Pension and other postretirement plans (credit), net	(31)
Income tax expense	67
Other	2
Adjusted EBITDA	$1,561
Plus: Distributions from equity method investments(3)	143
Less: Income from equity method investments, net	(30)
Less: Amortization of basis difference of equity method investments	(70)
Less: Payments for broadcast rights (Nexstar)	(62)
Plus: Amortization of broadcast rights (Nexstar)	61
Plus: Pension and other postretirement plans (credit), net	31
Less: Stock-based compensation expense	(78)
Adjusted EBITDA (2023 Definition)	$1,556

(1)
Primarily includes legal and other direct expenses associated with our pending acquisition of TEGNA, non-recurring costs related to the resolution of a disputed customer claim, direct expenses associated with financing transactions, severance and other direct expenses associated with restructuring activities.
(2)
In Q4 2025, we recorded a $381 million other-than-temporary impairment on our 31.3% investment in TV Food Network.
(3)
Includes increases in distributions received related to accounts receivable securitization of an equity method investee.

Nexstar Media Group, Inc.	108	2026 Proxy Statement

Appendix B

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

The following table reconciles Net cash provided by operating activities under GAAP to Free Cash Flow and Adjusted Free Cash Flow for the year ended December 31, 2025.

($ in millions, unaudited):

Net cash provided by operating activities	$891
Add (Less):
Capital expenditures	(148)
Free Cash Flow	$743

Add (Less):
Transaction, other one-time and restructuring expenses(1)	47
Changes in operating assets and liabilities(2)	106
Changes in income tax payable(3)	(14)
Pension and other postretirement plans (credit), net	(31)
Payments for capitalized software obligations	(20)
Proceeds from disposal of assets and insurance recoveries	1
Other	(3)
Adjusted Free Cash Flow	$829

(1)
Primarily includes legal and other direct expenses associated with our pending acquisition of TEGNA Inc., non-recurring costs related to the resolution of a disputed customer claim, direct expenses associated with financing transactions, severance and other direct expenses associated with restructuring activities.
(2)
Removes the impact of changes in operating assets and liabilities (including changes in income tax payable), net of acquisitions and dispositions.
(3)
Includes changes in income tax payable to reflect all tax payments.

Nexstar Media Group, Inc.	109	2026 Proxy Statement

SCAN TO VIEW MATERIALS & VOTE

NEXSTAR MEDIA GROUP, INC. 545 E. JOHN CARPENTER FREEWAY, SUITE 700 IRVING, TEXAS 75062

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	T00208-P51260	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

NEXSTAR MEDIA GROUP, INC.
The Board of Directors recommends you vote FOR the following proposals:
1. To elect the following nominees for director to serve until the 2027 annual meeting of stockholders.

Nominees:	For	Against	Abstain
1a. Perry A. Sook	☐	☐	☐
					For	Against	Abstain
1b. Geoff Armstrong	☐	☐	☐	2. To conduct an advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐

1c. Bernadette S. Aulestia	☐	☐	☐	3. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

1d. Jay M. Grossman	☐	☐	☐

1e. Ellen Johnson	☐	☐	☐	4. To approve the 2026 Long-Term Omnibus Incentive Plan.	☐	☐	☐

1f. C. Thomas McMillen	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

1g. Lisbeth McNabb	☐	☐	☐

1h. John R. Muse	☐	☐	☐

1i. Tony Wells	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T00209-P51260

NEXSTAR MEDIA GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

June 16, 2026 10:00 AM Central Daylight Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Perry A. Sook, Elizabeth Ryder and Lee Ann Gliha, and any of them, as proxy or proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXSTAR MEDIA GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Central Daylight Time on June 16, 2026, in the building’s conference center, Suite 120, at the Company’s principal executive offices located at 545 E. John Carpenter Freeway, Irving, Texas 75062, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.